UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02688

Name of Fund:  BlackRock Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Municipal Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 06/30/07

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock Municipal Bond
Fund, Inc.



ANNUAL REPORT    JUNE 30, 2007


BlackRock Short-Term Municipal Fund
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock High Yield Municipal Fund



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



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BlackRock Municipal Bond Fund, Inc.


Swap Agreements


BlackRock Municipal Insured Fund, BlackRock National Municipal Fund and BlackRock High Yield Municipal Fund of BlackRock Municipal Bond Fund, Inc. may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. The swap agreements in which the Fund may invest includes credit default swap agreements.



Important Tax Information


All of the net investment income distributions paid monthly by BlackRock Short-Term Municipal Fund, BlackRock Municipal Insured Fund, BlackRock National Municipal Fund and BlackRock High Yield Municipal Fund of BlackRock Municipal Bond Fund, Inc. during the taxable year ended June 30, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distribution paid by BlackRock Municipal Insured Fund during the year:

                                           Long-Term
Record        Payable        Ordinary       Capital
Date            Date          Income         Gains

12/18/2006   12/20/2006      $.000392       $.041863



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



A Letter to Shareholders


Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:


Total Returns as of June 30, 2007                                                  6-month       12-month
U.S. equities (S&P 500 Index)                                                      + 6.96%        +20.59%
Small cap U.S. equities (Russell 2000 Index)                                       + 6.45         +16.43
International equities (MSCI Europe, Australasia, Far East Index)                  +10.74         +27.00
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                           + 0.98         + 6.12
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                     + 0.14         + 4.69
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)   + 2.96         +11.22


We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007:
The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



A Discussion With Your Funds' Portfolio Managers


A rise in market rates toward the end of the period, combined with a record-setting pace of new issuance in the municipal market, provided some new investment opportunities for the portfolios.


Describe the recent market environment relative to municipal bonds.

Over the past 12 months, long-term bond yields generally moved lower as bond prices, which move opposite of yields, increased. The long-term tax-exempt bond market's solid technical position allowed it to outperform the taxable U.S Treasury market during the period.

As the 12-month period began, bond prices were improving (and yields falling) amid a backdrop of weakening economic growth. The bond price improvement accelerated in response to the Federal Reserve Board's (the Fed's) decision in August 2006 to keep its target interest rate on hold at 5.25% after 17 consecutive interest rate hikes since mid-2004. The rally continued in the fall amid moderating oil prices and slower gross domestic product (GDP) growth. By the end of November 2006, 30-year U.S. Treasury bond yields had fallen to 4.56%, a decline of 47 basis points (.47%) from June 30.

In recent months, strong U.S. equity markets, continued moderate employment growth, higher bond yields overseas and growing investor conviction that the Fed would keep interest rates steady for the remainder of 2007 combined to push bond prices lower, erasing much of the market's earlier gains. At the end of June 2007, 30-year Treasury bond yields stood at 5.12%, a decline of 7 basis points year-over-year. Ten-year Treasury yields fell 12 basis points to 5.03% during the same period.

The long-term tax-exempt bond market outperformed U.S. Treasury issues over the 12 months as investor demand outstripped a resurgent new-issue calendar. As measured by Municipal Market Data, yields on 30-year, AAA-rated issues declined 19 basis points to 4.44%. Meanwhile, yields on intermediate-maturity bonds fell less than those with longer maturities, as the Fed's string of interest rate hikes in 2005 and 2006, coupled with stronger investor demand for longer-maturity issues, resulted in a flattening of the municipal yield curve. Yields on 10-year, AAA-rated municipal bonds declined 7 basis points to 4.07%. In the municipal money market, yields rose modestly over the 12-month period.

Investor demand for municipal product remained strong throughout the year. Statistics from the Investment Company Institute indicate that tax-exempt mutual funds received more than $13.7 billion in net new cash flows in the first five months of 2007, an increase of over 119% compared to the same period in 2006. This pace softened somewhat in June as the increasing bond yields made individual municipal bond purchases attractive compared to the relatively stable yields generated by tax-exempt mutual funds. Weekly fund flows, as measured by AMG Data, averaged $434 million during the second quarter of 2007, down from a weekly average of $474 million in the first quarter of the year. Still, the second quarter flows were almost twice those seen in second quarter 2006. Supporting the healthy demand for tax-exempt products has been strong seasonal cash flows. In June, investors received approximately $40 billion from bond maturities, coupon income and the proceeds from various early redemptions, and are expected to receive an additional
$35 billion in July.

As investor demand has strengthened, so has municipal bond supply. In second quarter 2007, municipalities issued over $112 billion in new tax-exempt securities, an increase of 12% relative to second quarter 2006. Year-to-date issuance has exceeded $226 billion, a 26% increase versus the same period a year ago and more than 8% ahead of 2005's record volume. Over the past 12 months, more than $431 billion in new tax-exempt bonds was marketed, an increase of 13% compared to a year ago. The new-issue calendar continues to be dominated by large underwritings exceeding $1 billion in size. These larger deals have continued to meet with strong demand, resulting in minimal, if any, market disruption.

The market's technical position appears reasonably balanced, as the heavy new issuance has been met with continued strong demand. We expect that both traditional and non-traditional investors will continue to be drawn to the municipal market given relatively stable tax-exempt yield ratios and the steepness of the municipal curve compared to the taxable curve.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



BlackRock Short-Term Municipal Fund


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2007, BlackRock Short-Term Municipal Fund's BlackRock, Institutional, Investor A, Investor A1, Investor B and Investor C Shares had total returns of +3.42%, +3.32%, +3.05%, +3.21%, +2.95%
and +2.29%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 15 of this report to shareholders.) For the same period, the Fund's unmanaged benchmarks, the Lehman Brothers Municipal Bond 3-Year General Obligation Index and the Lehman Brothers Municipal Bond Index, had respective returns of +3.76% and +4.69%. The Fund's comparable Lipper category of Short Municipal Debt Funds posted an average return of +3.20% for the 12-month period. (Funds in the Short Municipal Debt Funds category invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.)

The historical flatness of the municipal yield curve has meant that the short end of the curve, in which we invest, has underperformed the longer end on a total return basis. This would account for the Fund's underperformance of the Lehman indexes, which cover broader maturity ranges than those in which the Fund can invest. Fund performance for the fiscal year compared more favorably to that of its Lipper peers. (Notably, funds in the Lipper group with the ability to purchase longer-dated securities outperformed.)

Although the Fund maintained a neutral to slightly short duration for much of the year, a defensive move designed to protect the portfolio in case of rising interest rates, the negative impact felt at the short end of the curve detracted from performance versus the peer group average. However, yields rose across the curve in June and the Fund's short duration aided performance in the final month of the period.


What changes were made to the portfolio during the period?

We generally maintained a conservative approach throughout the fiscal year. Our goal was to limit volatility in the Fund's underlying value, while also seeking a yield advantage over traditional tax-free money market funds.

In the first six months of the fiscal year, most of our new investments were made in the two-year portion of the municipal yield curve. It was in the first half of the period that the Fed initially paused in its rate-hiking campaign and vowed data dependence in determining future monetary policy. We believed that the market would remain relatively stable given the Fed's stance. In addition, the municipal yield curve was extremely flat, with investments in the three-year and four-year range offering little or no yield advantage over those with one-year and two-year maturities.

In the latter half of the fiscal year, we kept the Fund's average maturity slightly below average, as the yield curve provided little incentive to extend duration. In late May, after a sharp rise in bond yields resulted in some re-steepening of the yield curve, we drew down the Fund's cash position and invested in cash-equivalent variable rate demand notes.

In terms of credit quality, the Fund maintained an average rating of AA.


How would you characterize the Fund's position at the close of the period?

We continue to maintain a high-quality portfolio that we believe is well positioned for the prevailing environment. Specifically, we anticipate that the yield curve will remain flat for a prolonged period, and that the Fed will continue its wait-and-see approach to monetary policy. Although the yield curve steepened modestly toward the end of the period, we do not see enough yield incentive to become more aggressive in our approach given the volatile market backdrop.


Peter J. Hayes
Senior Portfolio Manager


Helen Marie Sheehan
Portfolio Manager


We are pleased to announce that Helen Marie Sheehan has joined the Fund's portfolio management team, effective July 20, 2007. Ms. Sheehan is a Director with BlackRock Inc. Prior to joining BlackRock in 2006, she was a Director with Merrill Lynch Investment Managers (MLIM) from 2000 to 2006 and a Vice President thereof from 1994 to 2000. Ms. Sheehan has been a portfolio manager with BlackRock or MLIM since 1985.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



A Discussion With Your Funds' Portfolio Managers (continued)


BlackRock Municipal Insured Fund


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2007, BlackRock Municipal Insured
Fund's Institutional, Investor A, Investor B, Investor C and Investor C1
Shares had total returns of +4.60%, +4.47%, +3.95%, +3.70% and +3.90%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 15 of this report to shareholders.) For the same period, the broad-market Lehman Brothers Municipal Bond Index returned +4.69%. Notably, the index measures the performance of insured and uninsured municipal bonds throughout the nation, while the Fund focuses on higher-quality insured issues.

Fund returns generally outpaced the +3.79% average return of the Lipper Insured Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment.) For the most part, we attribute the portfolio's strong relative performance to our yield curve positioning, particularly in the first half of the year, and our strategy of favoring refundable issues.

In the first six months, we were generally overweight in bonds with maturities greater than 20 years, which helped the Fund's relative performance as the municipal yield curve flattened and the prices on longer-maturity bonds increased sharply. That dynamic had subsided somewhat in the second half of the fiscal period, but the Fund continued to benefit from the advance refunding of several holdings. When municipal bonds are advance refunded, or refinanced ahead of their maturity date, their prices generally increase sharply. In the first six months of 2007, we saw a significant pick-up in refunding activity as interest rates remained historically low. We continue to look for bonds with the potential to be advance refunded.


What changes were made to the portfolio during the period?

We adjusted the Fund's duration throughout period, moving from a defensive to relatively neutral stance. As interest rates rose significantly toward the end of the period, we took a more constructive view of the market. This entailed moving our focus further out on the municipal yield curve, targeting investments in the 20-year to 25-year maturity range.

Our efforts were aided by the notable increase in municipal bond supply across the curve. With new issuance on a record-setting pace, we were able to find bonds with coupons and maturities we desired. This facilitated our strategy of selling some recently advance refunded positions, as their book yields were not significantly above current market yields, and moving into higher-yielding current issues. In doing so, we focused on bonds that could be advance refunded in the future, primarily premium-coupon, high-quality bonds in the aforementioned maturity range. This will allow us to replicate the same types of trades again (that is, sell bonds with lower yields in exchange for bonds with higher yields as the curve steepens).

Another way in which we achieved a more constructive view on the market was by realizing tax losses as interest rates rose (and prices correspondingly fell). For example, if we had a bond that declined in value because it was of a shorter nature (that is, a short maturity or shorter call date), we were willing to take a loss by selling it and investing in more market-sensitive securities that could appreciate as rates fall (and prices rise). This also served to enforce our tax-efficient investment strategy, in that we were able to offset any capital gains in the portfolio, which are taxable to our investors.

Finally, we continue to find good relative value in bonds issued by the state of California and other high-tax and specialty states. Given the heavy supply across the board, these bonds were selling at attractive prices relative to the broader market while offering yield-enhancement potential.


How would you characterize the Fund's position at the close of the period?

Given the recent rise in market rates, we ended the period with a more constructive portfolio, from an interest rate perspective, than we've had in some time. Otherwise, the Fund remained fully invested and of the highest quality, with 100% of its holdings rated AAA with bond insurance. We intend to maintain our focus on bonds in the 20-year to 25-year maturity range, while seeking to enhance yield and preserve net asset value for our shareholders. As always, we intend to accomplish this using the most tax-efficient investment strategies.


Michael A. Kalinoski, CFA
Portfolio Manager


Theodore R. Jaeckel, Jr., CFA
Portfolio Manager


Walter C. O'Connor, CFA
Portfolio Manager



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



BlackRock National Municipal Fund

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2007, BlackRock National Municipal Fund's Institutional, Investor A, Investor B, Investor C and Investor C1 Shares had total returns of +5.06%, +4.71%, +4.18%, +3.91% and +4.23%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 15 of this report to shareholders.) For the same period, the Fund's broad market benchmark, the Lehman Brothers Municipal Bond Index, returned +4.69% and the Lipper General Municipal Debt Funds category had an average return of +4.12%. (Funds in this Lipper category invest primarily in municipal debt issues in the top four credit-rating categories.)

Fund performance for the fiscal year benefited from our ongoing strategy of maximizing the portfolio's current yield. The Fund's average coupon at period-end was 5.85%, compared to an average of 4.50% for the broader market, as measured by the 30-year Municipal Market Data scale. This has allowed the Fund to remain one of the highest-yielding among its peers. Over time, these above-average income distributions to shareholders serve to enhance total return.

In the latter half of the period, we pared back the Fund's exposure to housing-related bonds given our concerns over the slowdown in the U.S. residential real estate market. This benefited performance as the housing sector saw a notable widening in credit spreads amid the turmoil in the subprime mortgage market.


What changes were made to the portfolio during the period?

We maintained a slightly short to neutral duration posture (a measure of sensitivity to interest rate movements) throughout the fiscal year, thereby minimizing interest rate timing and the risk inherent in that. Instead, we continued to focus our efforts on protecting the Fund's net asset value and delivering as high a current yield as possible within the context of a low-risk portfolio.

We found little need to make many structural changes to the portfolio, as we are satisfied with the portfolio's com-position and the performance it has been able to generate. For that reason, most trading activity during the period could be characterized as reactive. That is, as bonds were called from the portfolio (a fairly common occurrence over the past year as municipal issuers capitalized on low interest rates to refinance their existing, higher-couponed debt), we carefully evaluated the market for opportunities to recommit those assets. We were content to allow call proceeds to build as cash reserves during periods when interest rates were inopportune, and then recommitted the funds when rates rose to more advantageous levels. For the most part, we have been rewarded for our patient approach to reinvesting the proceeds. This helped us to maintain the Fund's current income distribution, while also protecting the underlying net asset value. In the final quarter of the period, with short-term cash equivalent yields reaching an average of over 3.60%, it has been easier to exercise patience in our approach. Notably, the Fund's low turnover ratio also translates into enhanced tax efficiency, in that we have been able to avoid capital gains distributions, which have tax consequences for shareholders.

The portfolio maintained an average credit quality of AA throughout the period. At period-end, less than 5% of the portfolio was rated below BBB.


How would you characterize the Fund's position at the close of the period?

The Fund ended the period in a slightly defensive position in terms of interest rate risk. We would look to return to a more neutral posture as interest rates rise. Specifically, if long-term market rates for high-quality securities were to approach the 5% range, we could envision becoming more constructive.

We maintain our focus on high-quality bonds. Although credit spreads are widening, they remain very tight on a historical basis. The tight spreads mean there is little yield advantage to be realized from investment in lower-quality issues and, therefore, we are not inclined to take on the additional risk.

We will continue to exercise patience in recommitting the proceeds realized from bond calls so as not to sacrifice the Fund's attractive structure - including the low price volatility and the attractive income distribution that we have been able to offer our shareholders.


Walter C. O'Connor, CFA
Senior Portfolio Manager


Theodore R. Jaeckel, Jr., CFA
Portfolio Manager



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



A Discussion With Your Funds' Portfolio Managers (concluded)


BlackRock High Yield Municipal Fund


How has the Fund performed since its inception?

From its inception on August 1, 2006, through June 30, 2007, BlackRock High Yield Municipal Fund's Institutional, Investor A and Investor C Shares had total returns of +3.59%, +3.26% and +2.84%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 15 of this report to shareholders.) For the same period, the Fund's broad market benchmark, the Lehman Brothers Municipal Bond Index, returned +3.39%, and the Lipper High Yield Municipal Debt Funds category posted an average return of +4.34%. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.)

Most of the Fund's underperformance relative to its Lipper category average occurred in the most recent calendar quarter. Our above-average duration stance, which partly reflects the less-seasoned nature of the portfolio's current holdings, detracted from performance when rates rose significantly in the last three months. (Yields have declined in recent years, generating a more conservative interest rate risk profile for more-seasoned issues commonly held by the Fund's peers.) In addition, given the Fund's relatively new status, it is disadvantaged relative to its more-seasoned competitors, which have had the benefit of investing in a higher interest rate environment as well as an environment where credit spreads were wider than in the past year. Relative to the broader municipal market, the Fund has performed quite well.


How have you managed the Fund since its inception?

The Fund has seen a fairly steady flow of new assets since its inception and, as such, we have been focused on keeping the portfolio invested. We have established new positions in a variety of sectors, reflecting our efforts to diversify the portfolio. Our largest exposure at period-end remained in the health care sector, at 37% of net assets, followed by corporate-related debt at 15%, tax-backed debt at 12%, education at 9% and housing at 7%. The relatively heavy exposure in healthcare largely reflects issuance trends.

In terms of its credit profile, the Fund is more conservative than its peers, largely reflecting a perceived lack of value in the high yield market. Credit spreads have remained quite tight, particularly compared to the widening we've seen in the taxable market, thereby failing to offer attractive value. As a result, a higher proportion of the portfolio is invested in AAA-rated and AA-rated issues, with commensurately lower exposure in non-investment-grade and non-rated paper. At period-end, approximately 24% of portfolio holdings were rated AAA, AA and A. This compares to an average of less than 5% for our high yield municipal benchmark. Roughly 22% of Fund holdings were rated BBB, which represents an overweighting relative to the benchmark, and 30% were non-rated, compared to the benchmark average of roughly 50%. We are looking to approach more neutral weightings as opportunities present themselves. We intend to exercise due diligence and patience to that end.


How would you characterize the Fund's position at the close of the period?

The Fund ended the period with an above-average duration, reflecting our outlook for lower interest rates, and with a relatively conservative credit profile. We will look to increase the yield in the portfolio through the purchase of lower-rated credits, but anticipate that this will take some time given issuance trends, the tightness of credit spreads and the perceived event risk in the marketplace. Most issuance has been in the health care sector, an area where we have already achieved ample exposure. We would ideally look for opportunities in the tax-backed sector and corporate-related debt, areas in which the portfolio is underweighted, but will proceed with caution and patience in an effort to limit downside risk.

Given the underlying market backdrop, we are pleased with the Fund's progress in its first 11 months and believe the portfolio is well positioned to take advantage of any widening of spreads in the high yield municipal market.


Theodore R. Jaeckel, Jr., CFA
Portfolio Manager


Walter C. O'Connor, CFA
Portfolio Manager


July 20, 2007



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, BlackRock Short-Term Municipal Fund's Class A, Class B and Class I Shares were redesignated Investor A1, Investor B and Institutional Shares, respectively. All Class C Shares of the BlackRock Short-Term Municipal Fund converted to Class A (now Investor A1) Shares on August 25, 2006 and are no longer outstanding. BlackRock Municipal Insured Fund's and BlackRock National Municipal Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. BlackRock High Yield Municipal Fund's Class A, Class C and Class I Shares were redesignated Investor A, Investor C and Institutional Shares, respectively. Also, effective October 2, 2006 BlackRock Short-Term Municipal Fund's BlackRock Shares, Investor A Shares and Investor C Shares commenced operations and BlackRock Municipal Insured Fund's and BlackRock National Municipal Fund's Investor C Shares commenced operations. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these shares.



BlackRock Short-Term Municipal Fund


* BlackRock Shares are not subject to any sales charge. BlackRock Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 2, 2006, BlackRock Share performance results are those of the Institutional Shares (which have no distribution or service fees).

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 3% and a service fee of 0.25% per year (but no distribution fee). Prior to October 2, 2006, Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

* Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1% and a service fee of 0.10% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 1% declining to 0% after three years. In addition, Investor B Shares are subject to a distribution fee of 0.20% per year and a service fee of 0.15% per year. These shares automatically convert to Investor A1 Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Performance Data (continued)


BlackRock Municipal Insured Fund and BlackRock National Municipal Fund


* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.).

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Prior to October 2, 2006, Investor C Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

* Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, Investor C1 shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.



BlackRock High Yield Municipal Fund


* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Manager (BlackRock Advisors, LLC) and the Funds' previous manager (Fund Asset Management, L.P.), reimbursed a portion of its management fee. Without such reimbursement, performance would have been lower.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Performance Data (continued)


Recent Performance Results*



                                                                                                  10-Year/
                                                                                                   Since
                                                                 6-Month          12-Month       Inception      Standardized
As of June 30, 2007                                            Total Return     Total Return    Total Return    30-day Yield
BlackRock Short-Term Municipal Fund BlackRock Shares              +1.37%           +3.42%         +35.38%          3.53%
BlackRock Short-Term Municipal Fund Institutional Shares          +1.27            +3.32           +35.25           3.53
BlackRock Short-Term Municipal Fund Investor A Shares             +1.14            +3.05           +31.91           3.18
BlackRock Short-Term Municipal Fund Investor A1 Shares            +1.22            +3.21           +33.91           3.40
BlackRock Short-Term Municipal Fund Investor B Shares             +1.09            +2.95           +30.39           3.18
BlackRock Short-Term Municipal Fund Investor C Shares             +0.77            +2.29           +22.40           2.53
BlackRock Municipal Insured Fund Institutional Shares              0.00            +4.60           +63.85           3.93
BlackRock Municipal Insured Fund Investor A Shares                -0.13            +4.47           +59.85           3.52
BlackRock Municipal Insured Fund Investor B Shares                -0.38            +3.95           +52.14           3.13
BlackRock Municipal Insured Fund Investor C Shares                -0.50            +3.70           +48.52           2.88
BlackRock Municipal Insured Fund Investor C1 Shares               -0.40            +3.90           +51.21           3.10
BlackRock National Municipal Fund Institutional Shares            +0.56            +5.06           +69.45           4.03
BlackRock National Municipal Fund Investor A Shares               +0.35            +4.71           +65.18           3.66
BlackRock National Municipal Fund Investor B Shares               +0.10            +4.18           +57.16           3.28
BlackRock National Municipal Fund Investor C Shares               -0.04            +3.91           +53.23           2.98
BlackRock National Municipal Fund Investor C1 Shares              +0.17            +4.23           +56.39           3.25
BlackRock High Yield Municipal Fund Institutional Shares          +0.01              --            + 3.59           4.53
BlackRock High Yield Municipal Fund Investor A Shares             -0.03              --            + 3.26           4.10
BlackRock High Yield Municipal Fund Investor C Shares             -0.31              --            + 2.84           3.49
Lehman Brothers 3-Year General Obligation
   Bond Index++                                                   +1.21            +3.76           +46.74            --
Lehman Brothers Municipal Bond Index++++                          +0.14            +4.69        +69.80/+3.39         --

     * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. All of the Funds' 10-year/since inception total returns are for the 10-year period except for High Yield Municipal Fund's 10-year/since inception total returns, which are from 8/01/06.

    ++ This unmanaged Index consists of state and local government obligation bonds that mature in three - four years, rated Baa or better. The 10-year/since inception total return is for the 10-year period.

  ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. 10-year/since inception total returns are for 10 years and from 8/01/06, respectively.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Performance Data (continued)                BlackRock Short-Term Municipal Fund


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in BlackRock Shares*++, Institutional Shares*++, Investor A Shares*++, Investor A1 Shares*++, Investor B Shares*++, and Investor C Shares*++ compared to a similar investment in Lehman Brothers Municipal Bond Index++++ and Lehman Brothers 3-Year General Obligation Bond Index++++++. Values illustrated are as follows:


BlackRock Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,426.00
June 1999                                      $10,778.00
June 2000                                      $11,132.00
June 2001                                      $11,809.00
June 2002                                      $12,294.00
June 2003                                      $12,647.00
June 2004                                      $12,722.00
June 2005                                      $12,888.00
June 2006                                      $13,091.00
June 2007                                      $13,538.00


Institutional Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,426.00
June 1999                                      $10,778.00
June 2000                                      $11,132.00
June 2001                                      $11,809.00
June 2002                                      $12,294.00
June 2003                                      $12,647.00
June 2004                                      $12,722.00
June 2005                                      $12,888.00
June 2006                                      $13,091.00
June 2007                                      $13,525.00


Investor A Shares*++

Date                                             Value

June 1997                                      $ 9,700.00
June 1998                                      $10,088.00
June 1999                                      $10,403.00
June 2000                                      $10,717.00
June 2001                                      $11,341.00
June 2002                                      $11,778.00
June 2003                                      $12,086.00
June 2004                                      $12,127.00
June 2005                                      $12,254.00
June 2006                                      $12,416.00
June 2007                                      $12,795.00


Investor A1 Shares*++

Date                                             Value

June 1997                                      $ 9,900.00
June 1998                                      $10,312.00
June 1999                                      $10,649.00
June 2000                                      $10,988.00
June 2001                                      $11,644.00
June 2002                                      $12,110.00
June 2003                                      $12,446.00
June 2004                                      $12,508.00
June 2005                                      $12,658.00
June 2006                                      $12,845.00
June 2007                                      $13,257.00


Investor B Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,389.00
June 1999                                      $10,701.00
June 2000                                      $11,013.00
June 2001                                      $11,642.00
June 2002                                      $12,065.00
June 2003                                      $12,368.00
June 2004                                      $12,397.00
June 2005                                      $12,526.00
June 2006                                      $12,665.00
June 2007                                      $13,039.00


Investor C Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,323.00
June 1999                                      $10,565.00
June 2000                                      $10,804.00
June 2001                                      $11,347.00
June 2002                                      $11,696.00
June 2003                                      $11,912.00
June 2004                                      $11,864.00
June 2005                                      $11,899.00
June 2006                                      $11,966.00
June 2007                                      $12,240.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,866.00
June 1999                                      $11,166.00
June 2000                                      $11,529.00
June 2001                                      $12,680.00
June 2002                                      $13,556.00
June 2003                                      $14,741.00
June 2004                                      $14,853.00
June 2005                                      $16,077.00
June 2006                                      $16,219.00
June 2007                                      $16,980.00


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,537.00
June 1998                                      $10,924.00
June 1999                                      $11,324.00
June 2000                                      $12,191.00
June 2001                                      $12,933.00
June 2002                                      $13,574.00
June 2003                                      $13,658.00
June 2004                                      $14,010.00
June 2005                                      $14,143.00
June 2006                                      $14,674.00


      * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

     ++ The Fund invests primarily in investment grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed four years.

   ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

 ++++++ This unmanaged Index consists of state and local government obligation bonds that mature in three - four years, rated Baa or better.

        Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
BlackRock Shares

One Year Ended 6/30/07                                       +3.42%
Five Years Ended 6/30/07                                     +1.95
Ten Years Ended 6/30/07                                      +3.08



                                                            Return

Institutional Shares

One Year Ended 6/30/07                                       +3.32%
Five Years Ended 6/30/07                                     +1.93
Ten Years Ended 6/30/07                                      +3.07



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 6/30/07                     +3.05%            -0.04%
Five Years Ended 6/30/07                   +1.67             +1.05
Ten Years Ended 6/30/07                    +2.81             +2.50



                                      Return Without     Return With
                                       Sales Charge     Sales Charge**

Investor A1 Shares

One Year Ended 6/30/07                     +3.21%            +2.18%
Five Years Ended 6/30/07                   +1.83             +1.62
Ten Years Ended 6/30/07                    +2.96             +2.86



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 6/30/07                     +2.95%            +1.95%
Five Years Ended 6/30/07                   +1.57             +1.57
Ten Years Ended 6/30/07                    +2.69             +2.69



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 6/30/07                     +2.29%            +1.29%
Five Years Ended 6/30/07                   +0.91             +0.91
Ten Years Ended 6/30/07                    +2.04             +2.04


      * Assuming maximum sales charge of 3%.

     ** Assuming maximum sales charge of 1%.

     ++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Performance Data (continued)                   BlackRock Municipal Insured Fund


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Investor C1 Shares*++ compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,805.00
June 1999                                      $10,973.00
June 2000                                      $11,103.00
June 2001                                      $12,216.00
June 2002                                      $13,077.00
June 2003                                      $14,238.00
June 2004                                      $14,289.00
June 2005                                      $15,538.00
June 2006                                      $15,665.00
June 2007                                      $16,385.00


Investor A Shares*++

Date                                             Value

June 1997                                      $ 9,575.00
June 1998                                      $10,307.00
June 1999                                      $10,455.00
June 2000                                      $10,552.00
June 2001                                      $11,581.00
June 2002                                      $12,351.00
June 2003                                      $13,433.00
June 2004                                      $13,448.00
June 2005                                      $14,587.00
June 2006                                      $14,650.00
June 2007                                      $15,305.00


Investor B Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,724.00
June 1999                                      $10,808.00
June 2000                                      $10,868.00
June 2001                                      $11,852.00
June 2002                                      $12,592.00
June 2003                                      $13,626.00
June 2004                                      $13,554.00
June 2005                                      $14,629.00
June 2006                                      $14,637.00
June 2007                                      $15,214.00


Investor C Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,698.00
June 1999                                      $10,757.00
June 2000                                      $10,776.00
June 2001                                      $11,739.00
June 2002                                      $12,442.00
June 2003                                      $13,413.00
June 2004                                      $13,327.00
June 2005                                      $14,348.00
June 2006                                      $14,322.00
June 2007                                      $14,852.00


Investor C1 Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,705.00
June 1999                                      $10,784.00
June 2000                                      $10,838.00
June 2001                                      $11,814.00
June 2002                                      $12,545.00
June 2003                                      $13,569.00
June 2004                                      $13,491.00
June 2005                                      $14,571.00
June 2006                                      $14,554.00
June 2007                                      $15,121.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,866.00
June 1999                                      $11,166.00
June 2000                                      $11,529.00
June 2001                                      $12,680.00
June 2002                                      $13,556.00
June 2003                                      $14,741.00
June 2004                                      $14,853.00
June 2005                                      $16,077.00
June 2006                                      $16,219.00
June 2007                                      $16,980.00

    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests primarily in long-term, investment grade municipal bonds bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

 ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 6/30/07                                       +4.60%
Five Years Ended 6/30/07                                     +4.61
Ten Years Ended 6/30/07                                      +5.06



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 6/30/07                     +4.47%            +0.03%
Five Years Ended 6/30/07                   +4.38             +3.48
Ten Years Ended 6/30/07                    +4.80             +4.35



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 6/30/07                     +3.95%            -0.05%
Five Years Ended 6/30/07                   +3.86             +3.52
Ten Years Ended 6/30/07                    +4.29             +4.29



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 6/30/07                     +3.70%            +2.70%
Five Years Ended 6/30/07                   +3.60             +3.60
Ten Years Ended 6/30/07                    +4.03             +4.03



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C1 Shares++++

One Year Ended 6/30/07                     +3.90%            +2.90%
Five Years Ended 6/30/07                   +3.81             +3.81
Ten Years Ended 6/30/07                    +4.22             +4.22


      * Assuming maximum sales charge of 4.25%.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Performance Data (continued)                  BlackRock National Municipal Fund


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Investor C1 Shares*++ compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,836.00
June 1999                                      $10,975.00
June 2000                                      $11,035.00
June 2001                                      $12,176.00
June 2002                                      $13,027.00
June 2003                                      $14,113.00
June 2004                                      $14,520.00
June 2005                                      $15,811.00
June 2006                                      $16,130.00
June 2007                                      $16,945.00


Investor A Shares*++

Date                                             Value

June 1997                                      $ 9,575.00
June 1998                                      $10,340.00
June 1999                                      $10,446.00
June 2000                                      $10,488.00
June 2001                                      $11,543.00
June 2002                                      $12,320.00
June 2003                                      $13,303.00
June 2004                                      $13,652.00
June 2005                                      $14,843.00
June 2006                                      $15,105.00
June 2007                                      $15,816.00


Investor B Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,755.00
June 1999                                      $10,810.00
June 2000                                      $10,797.00
June 2001                                      $11,824.00
June 2002                                      $12,556.00
June 2003                                      $13,489.00
June 2004                                      $13,773.00
June 2005                                      $14,900.00
June 2006                                      $15,086.00
June 2007                                      $15,716.00


Investor C Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,729.00
June 1999                                      $10,759.00
June 2000                                      $10,710.00
June 2001                                      $11,700.00
June 2002                                      $12,395.00
June 2003                                      $13,295.00
June 2004                                      $13,542.00
June 2005                                      $14,600.00
June 2006                                      $14,747.00
June 2007                                      $15,323.00


Investor C1 Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,749.00
June 1999                                      $10,800.00
June 2000                                      $10,783.00
June 2001                                      $11,790.00
June 2002                                      $12,514.00
June 2003                                      $13,450.00
June 2004                                      $13,726.00
June 2005                                      $14,827.00
June 2006                                      $15,005.00
June 2007                                      $15,639.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $10,866.00
June 1999                                      $11,166.00
June 2000                                      $11,529.00
June 2001                                      $12,680.00
June 2002                                      $13,556.00
June 2003                                      $14,741.00
June 2004                                      $14,853.00
June 2005                                      $16,077.00
June 2006                                      $16,219.00
June 2007                                      $16,980.00

    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests primarily in long-term municipal bonds rated in any rating category.

 ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.



Average Annual Total Return



                                                            Return
Institutional Shares

One Year Ended 6/30/07                                       +5.06%
Five Years Ended 6/30/07                                     +5.40
Ten Years Ended 6/30/07                                      +5.42



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 6/30/07                     +4.71%            +0.26%
Five Years Ended 6/30/07                   +5.12             +4.21
Ten Years Ended 6/30/07                    +5.15             +4.69



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 6/30/07                     +4.18%            +0.18%
Five Years Ended 6/30/07                   +4.59             +4.26
Ten Years Ended 6/30/07                    +4.62             +4.62



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 6/30/07                     +3.91%            +2.91%
Five Years Ended 6/30/07                   +4.33             +4.33
Ten Years Ended 6/30/07                    +4.36             +4.36



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C1 Shares++++

One Year Ended 6/30/07                     +4.23%            +3.23%
Five Years Ended 6/30/07                   +4.56             +4.56
Ten Years Ended 6/30/07                    +4.57             +4.57


      * Assuming maximum sales charge of 4.25%.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Performance Data (concluded)                BlackRock High Yield Municipal Fund


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++ and Investor C Shares*++ compared to a similar investment in Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

8/01/2006                                      $10,000.00
June 2007                                      $10,359.00


Investor A Shares*++

Date                                             Value

8/01/2006                                      $ 9,575.00
June 2007                                      $ 9,887.00


Investor C Shares*++

Date                                             Value

8/01/2006                                      $10,000.00
June 2007                                      $10,184.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

8/01/2006                                      $10,000.00
June 2007                                      $10,339.00

    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ** Commencement of operations.

   ++ The Fund invests primarily in municipal bonds rated in any rating category or in unrated municipal bonds.

 ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.



Aggregate Total Return


                                                            Return
Institutional Shares

Inception (8/01/06)
to 6/30/07                                                  +3.59%



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

Inception (8/01/06)
to 6/30/07                                 +3.26%            -1.13%



                                          Return            Return
                                       Without CDSC     With CDSC++++
Investor C Shares++

Inception (8/01/06)
to 6/30/07                                 +2.84%            +1.84%


    * Assuming maximum sales charge of 4.25%.

   ++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Fund provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                               BlackRock Short-Term Municipal Fund

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2007
                                                           January 1, 2007     June 30, 2007     to June 30, 2007
Actual

BlackRock                                                       $1,000           $1,013.70            $1.75
Institutional                                                   $1,000           $1,012.70            $1.75
Investor A                                                      $1,000           $1,011.40            $3.04
Investor A1                                                     $1,000           $1,012.20            $2.25
Investor B                                                      $1,000           $1,010.90            $3.49
Investor C                                                      $1,000           $1,007.70            $6.77

Hypothetical (5% annual return before expenses)**

BlackRock                                                       $1,000           $1,023.06            $1.76
Institutional                                                   $1,000           $1,023.06            $1.76
Investor A                                                      $1,000           $1,021.78            $3.07
Investor A1                                                     $1,000           $1,022.57            $2.26
Investor B                                                      $1,000           $1,021.33            $3.51
Investor C                                                      $1,000           $1,018.06            $6.81

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.35% for BlackRock, .35% for Institutional, .61% for Investor A, .45% for Investor A1, .70%
   for Investor B and 1.36% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period shown.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK MUNICIPAL BOND FUND, INC.                         JUNE 30, 2007


Disclosure of Expenses (continued)                                                BlackRock Municipal Insured Fund

Including Interest Expense and Fees

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2007
                                                           January 1, 2007     June 30, 2007     to June 30, 2007
Actual

Institutional                                                   $1,000           $1,000.00            $4.41
Investor A                                                      $1,000           $  998.70            $5.65
Investor B                                                      $1,000           $  996.20            $8.17
Investor C                                                      $1,000           $  995.00            $9.45
Investor C1                                                     $1,000           $  996.00            $8.41

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,020.39            $4.46
Investor A                                                      $1,000           $1,019.15            $5.71
Investor B                                                      $1,000           $1,016.62            $8.25
Investor C                                                      $1,000           $1,015.33            $9.54
Investor C1                                                     $1,000           $1,016.37            $8.50

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.89% for Institutional, 1.14% for Investor A, 1.65% for Investor B, 1.91% for Investor C and
   1.70% for Investor C1), multiplied by the average account value over the period, multiplied by
   181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most fiscal half-year divided by 365.



Excluding Interest Expense and Fees

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2007
                                                           January 1, 2007     June 30, 2007     to June 30, 2007
Actual

Institutional                                                   $1,000           $1,000.00            $2.38
Investor A                                                      $1,000           $  998.70            $3.67
Investor B                                                      $1,000           $  996.20            $6.19
Investor C                                                      $1,000           $  995.00            $7.52
Investor C1                                                     $1,000           $  996.00            $6.38

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,022.42            $2.41
Investor A                                                      $1,000           $1,021.13            $3.71
Investor B                                                      $1,000           $1,018.60            $6.26
Investor C                                                      $1,000           $1,017.26            $7.60
Investor C1                                                     $1,000           $1,018.40            $6.46

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.48% for Institutional, .74% for Investor A, 1.25% for Investor B, 1.52% for Investor C and
   1.29% for Investor C1), multiplied by the average account value over the period, multiplied by
   181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK MUNICIPAL BOND FUND, INC.                         JUNE 30, 2007


Disclosure of Expenses (continued)                                                 BlackRock National Municipal Fund


Including Interest Expense and Fees

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2007
                                                           January 1, 2007     June 30, 2007     to June 30, 2007
Actual

Institutional                                                   $1,000           $1,005.60            $ 5.02
Investor A                                                      $1,000           $1,003.50            $ 6.16
Investor B                                                      $1,000           $1,001.00            $ 8.68
Investor C                                                      $1,000           $  999.60            $10.16
Investor C1                                                     $1,000           $1,001.70            $ 8.93

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,019.79            $ 5.06
Investor A                                                      $1,000           $1,018.65            $ 6.21
Investor B                                                      $1,000           $1,016.12            $ 8.75
Investor C                                                      $1,000           $1,014.63            $10.24
Investor C1                                                     $1,000           $1,015.87            $ 9.00

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.01% for Institutional, 1.24% for Investor A, 1.75% for Investor B, 2.05% for Investor C and
   1.80% for Investor C1), multiplied by the average account value over the period, multiplied by
   181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most fiscal half-year divided by 365.



Excluding Interest Expense and Fees


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2007
                                                           January 1, 2007     June 30, 2007     to June 30, 2007
Actual

Institutional                                                   $1,000           $1,005.60            $3.08
Investor A                                                      $1,000           $1,003.50            $4.27
Investor B                                                      $1,000           $1,001.00            $6.80
Investor C                                                      $1,000           $  999.60            $8.23
Investor C1                                                     $1,000           $1,001.70            $7.00

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,021.73            $3.11
Investor A                                                      $1,000           $1,020.54            $4.31
Investor B                                                      $1,000           $1,018.01            $6.85
Investor C                                                      $1,000           $1,016.57            $8.30
Investor C1                                                     $1,000           $1,017.81            $7.05

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.62% for Institutional, .86% for Investor A, 1.37% for Investor B, 1.66% for Investor C and
   1.41% for Investor C1), multiplied by the average account value over the period, multiplied by
   181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK MUNICIPAL BOND FUND, INC.                         JUNE 30, 2007



Disclosure of Expenses (concluded)                                               BlackRock High Yield Municipal Fund

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2007
                                                           January 1, 2007     June 30, 2007     to June 30, 2007
Actual

Institutional                                                   $1,000           $1,000.00            $2.38
Investor A                                                      $1,000           $  998.70            $3.67
Investor C                                                      $1,000           $  995.00            $7.52

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,022.42            $2.41
Investor A                                                      $1,000           $1,021.13            $3.71
Investor C                                                      $1,000           $1,017.26            $7.60

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.61% for Institutional, .89% for Investor A and 1.49% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



Portfolio Information as of June 30, 2007



                                                      Percent of
                                                       Long Term
BlackRock Short-Term Municipal Fund                   Investments

Other Revenue Bonds                                       52.1%
General Obligation & Tax Revenue Bonds                    33.1
Prerefunded Bonds                                         14.8



                                                       Percent of
                                                       Long Term
BlackRock Municipal Insured Fund                      Investments

Other Revenue Bonds                                       69.1%
General Obligation & Tax Revenue Bonds                    19.4
Prerefunded Bonds                                         11.5



                                                       Percent of
                                                       Long Term
BlackRock National Municipal Fund                     Investments

Other Revenue Bonds                                       74.0%
General Obligation & Tax Revenue Bonds                    11.7
Prerefunded Bonds                                         14.3



                                                       Percent of
                                                       Long Term
BlackRock High Yield Municipal Fund                   Investments

Other Revenue Bonds                                       87.0%
General Obligation & Tax Revenue Bonds                    13.0




BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments as of June 30, 2007
                                            BlackRock Short-Term Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Alabama--5.3%

  $ 6,075    Birmingham, Alabama, Special Care Facilities
             Financing Authority Revenue Bonds (Ascension
             Health Subordinate Credit Group), Series A, 5%
             due 10/01/2008                                          $    6,158
    8,095    Huntsville, Alabama, GO, Refunding, Series A,
             5.25% due 2/01/2009 (j)                                      8,271

Arizona--3.0%

    1,376    Tierra Antigua, Arizona, Revenue Bonds, VRDN, AMT,
             Series A, 3.76% due 12/01/2034 (b)                           1,376
    7,000    Yavapai County, Arizona, IDA, Solid Waste Disposal
             Revenue Bonds (Waste Management Inc. Project),
             AMT, 4% due 6/01/2027                                        6,751

California--1.6%

      750    California Pollution Control Financing Authority,
             Solid Waste Disposal Revenue Bonds (Republic
             Services, Inc. Project), VRDN, AMT, 4%
             due 3/01/2028 (b)                                              750
    3,650    Contra Costa County, California, M/F Housing
             Revenue Bonds (Pleasant Hill Bart Transit Station
             Project), VRDN, AMT Series A, 3.95%
             due 4/15/2046 (b)                                            3,651

Florida--8.8%

    7,000    Florida Hurricane Catastrophe Fund Financing
             Corporation Revenue Bonds, Series A, 5%
             due 7/01/2010                                                7,201
    2,020    Miami-Dade County, Florida, Educational Facilities
             Authority Revenue Bonds (University of Miami),
             Series A, 5.75% due 4/01/2010 (a)(c)                         2,132
   14,195    Orange County, Florida, Tourist Development, Tax
             Revenue Bonds, 5.50% due 10/01/2009 (a)(c)                  14,695

Georgia--8.7%

    5,600    Catoosa County, Georgia, School District, GO, 4.25%
             due 8/01/2008 (h)                                            5,630
    6,005    Georgia Municipal Electric Authority, Power Revenue
             Refunding Bonds, Series DD, 7% due 1/01/2008 (h)             6,101
   11,905    Georgia State, GO, Series B, 5% due 3/01/2008               12,007

Illinois--1.8%

    5,000    Chicago, Illinois, S/F Mortgage Revenue Refunding
             Bonds, AMT, Series F, 3.83% due 4/18/2008 (i)(k)             4,997

Indiana--2.2%

    4,750    Indiana Bond Bank Revenue Bonds (State Revolving
             Fund), Series B, 5.30% due 8/01/2010 (c)                     4,978
    1,000    Indiana State Development Finance Authority, IDR
             (Republic Services, Inc. Project), VRDN, AMT, 4.09%
             due 11/01/2035 (b)                                           1,000



     Face
   Amount    Municipal Bonds                                           Value

Kansas--0.7%

  $ 2,000    Junction City, Kansas, Temporary Notes, GO, Series D,
             5% due 8/01/2007                                        $    2,002

Louisiana--1.8%

    2,900    Louisiana HFA, S/F Mortgage Revenue Bonds, VRDN,
             AMT, 4.53% due 11/28/2008 (b)                                2,900
    2,133    Louisiana HFA, S/F Mortgage Revenue Refunding
             Bonds, VRDN, AMT, 4.604% due 12/01/2047 (b)                  2,134

Massachusetts--6.2%

    8,415    Massachusetts Municipal Wholesale Electric
             Company, Power Supply System Revenue Refunding
             Bonds (Nuclear Project Number 4 Issue), Series A, 5%
             due 7/01/2008 (h)                                            8,516
    8,505    Massachusetts State Consolidated Loan, GO,
             Series C, 5% due 5/01/2008 (f)                               8,593

Michigan--1.7%

      280    Michigan State Strategic Fund, Limited Obligation
             Revenue Bonds (Kay Screen Printing, Inc. Project),
             VRDN, AMT, 4.15% due 5/01/2020 (b)                             280
    4,120    Michigan State Trunk Line Fund, Revenue Refunding
             Bonds, Series B, 5% due 9/01/2010 (j)                        4,254

Minnesota--3.7%

    2,620    Minneapolis and Saint Paul, Minnesota, Metropolitan
             Airports Commission, Airport Revenue Bonds, AMT,
             Series B, 5.50% due 1/01/2010 (g)                            2,702
    7,385    Minnesota State, GO, Refunding, 5% due 8/01/2007             7,393

Nebraska--0.9%

    2,500    Central Plains Energy Project, Nebraska, Revenue
             Bonds (Gas Project Number 1), VRDN, 3.908%
             due 12/01/2010 (b)                                           2,494

Nevada--5.2%

    6,500    Clark County, Nevada, Airport System Subordinate
             Lien Revenue Bonds, AMT, Series B-1, 5%
             due 7/01/2008                                                6,570
    7,500    Clark County, Nevada, EDR (Alexander Dawson
             School of Nevada Project), 5.50% due 5/15/2009 (c)           7,780

New Jersey--2.6%

    2,000    Bayonne, New Jersey, GO, BAN, 4.75%
             due 10/26/2007                                               2,002
    4,790    New Jersey Building Authority, State Building Revenue
             Refunding Bonds, Series B, 5.25% due 12/15/2010 (a)          5,002

New Mexico--2.1%

    5,685    New Mexico State, Severance Tax Bonds, Series A,
             5% due 7/01/2008 (h)                                         5,756



Portfolio Abbreviations


To simplify the listings of BlackRock Municipal Bond Fund, Inc.'s portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
CARS         Complementary Auction Rate Securities
COP          Certificates of Participation
CP           Commercial Paper
DRIVERS      Derivative Inverse Tax-Exempt Receipts
EDA          Economic Development Authority
EDR          Economic Development Revenue Bonds
GO           General Obligation Bonds
HDA          Housing Development Agency
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDB          Industrial Development Board
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
S/F          Single-Family
TRAN         Tax Revenue Anticipation Notes
VRDN         Variable Rate Demand Notes




BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (concluded)
                                            BlackRock Short-Term Municipal Fund
                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Ohio--3.1%

  $ 4,400    Ohio State Building Authority, State Facilities
             Revenue Bonds (Administrative Building Fund
             Projects), Series A, 5.375% due 10/01/2008 (c)          $    4,527
    3,875    Ohio State, Common Schools, GO, Series A, 5%
             due 3/15/2011                                                4,015

Oklahoma--0.2%

      500    Oklahoma State Capitol Improvement Authority, State
             Facilities Revenue Bonds (Higher Education Projects),
             VRDN, Series D-4, 3.76% due 7/01/2034 (b)(f)                   500

Pennsylvania--3.4%

    4,000    Bethlehem, Pennsylvania, Area School District, GO,
             Refunding, Series A, 5% due 9/01/2010 (h)                    4,130
    5,000    Pennsylvania State, GO, Refunding, Third Series, 5%
             due 7/01/2009                                                5,114

South Carolina--3.3%

    4,590    Aiken County, South Carolina, Consolidated School
             District, GO, Refunding, 5% due 3/01/2009                    4,679
             Hilton Head Island, South Carolina, Public Facility
             Corporation, COP (Beach Preservation Fee Pledge) (h):
    2,161         5% due 8/01/2008                                        2,189
    2,241         5% due 8/01/2009                                        2,292

Tennessee--5.7%

   11,500    Metropolitan Government of Nashville and Davidson
             County, Tennessee, Health and Education Facilities
             Board, Revenue Refunding Bonds (Ascension Health
             Credit), VRDN, Series B-1, 3.72% due 11/15/2031 (b)         11,498
    4,000    Tennessee Energy Acquisition Corporation, Gas
             Revenue Bonds, Series A, 5% due 9/01/2009                    4,082

Texas--10.3%

    3,980    Austin, Texas, Independent School District, GO,
             Refunding, 5.25% due 8/01/2009                               4,091
    7,000    Brazos River, Texas, Harbor Navigation District,
             Brazoria County Environmental Revenue Refunding
             Bonds (Dow Chemical Company Project), AMT, VRDN,
             Series A-4, 5.20% due 5/15/2033 (b)                          7,047
    5,000    Harris County, Texas, Toll Road Revenue Refunding
             Bonds, VRDN, Series B-2, 5% due 8/15/2021 (b)(g)             5,108
    2,200    Montgomery County, Texas, Unlimited Tax Adjustable
             Rate Road, GO, VRDN, Series B, 5% due 3/01/2028 (b)(j)       2,229



     Face
   Amount    Municipal Bonds                                           Value

Texas (concluded)

  $ 2,790    North Texas Thruway Authority, Dallas North Thruway
             System, Revenue Refunding Bonds, VRDN, Series B,
             5% due 1/01/2038 (a)(b)                                 $    2,821
    2,500    San Antonio, Texas, Electric and Gas System, Junior
             Lien Revenue Bonds, VRDN, 3.55% due 12/01/2027 (b)           2,494
    4,275    Tarrant County, Texas, Cultural Education Facilities
             Financing Corporation, Revenue Refunding Bonds
             (Texas Health Resources), Series A, 5% due 2/15/2011         4,401

Virginia--1.8%

    4,885    Virginia State Public School Authority, School
             Financing Revenue Bonds, Series B, 5%
             due 8/01/2008 (c)                                            4,996

Washington--4.9%

    9,940    Energy Northwest, Washington, Electric Revenue
             Refunding Bonds (Columbia Generating Station),
             Series A, 5.25% due 7/01/2009 (a)                           10,210
    2,900    Tacoma, Washington, Electric System Revenue
             Refunding Bonds, Series A, 5.625% due 1/01/2011 (j)          3,082

Wisconsin--5.0%

    6,500    Madison, Wisconsin, Metropolitan School District,
             TRAN, 4% due 9/07/2007                                       6,501
    7,070    Wisconsin Public Power Inc., Power Supply System,
             Revenue Refunding Bonds, Series A, 5.25%
             due 7/01/2010 (h)                                            7,334

Puerto Rico--2.2%

    6,000    Puerto Rico Commonwealth, CP, 4.10%
             due 8/01/2007                                                6,000

             Total Municipal Bonds
             (Cost--$263,932)--96.2%                                    263,416



   Shares
     Held    Short-Term Securities

    6,603    Merrill Lynch Institutional Tax-Exempt Fund,
             3.59% (d)(e)                                                 6,603

             Total Short-Term Securities
             (Cost--$6,603)--2.4%                                         6,603

Total Investments (Cost--$270,535*)--98.6%                              270,019
Other Assets Less Liabilities--1.4%                                       3,700
                                                                     ----------
Net Assets--100.0%                                                   $  273,719
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       270,535
                                                    ===============
    Gross unrealized appreciation                   $            92
    Gross unrealized depreciation                             (608)
                                                    ---------------
    Net unrealized depreciation                     $         (516)
                                                    ===============

(a) AMBAC Insured.

(b) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(c) Prerefunded.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund     (18,041)         $314


(e) Represents the current yield as of June 30, 2007.

(f) CIFG Insured.

(g) FGIC Insured.

(h) MBIA Insured.

(i) FHLMC Collateralized.

(j) FSA Insured.

(k) FNMA/GNMA Collateralized.

    See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments as of June 30, 2007
                                               BlackRock Municipal Insured Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Alabama--2.0%

  $10,000    Lauderdale County and Florence, Alabama, Health
             Care Authority Revenue Refunding Bonds (Coffee
             Health Group), Series A, 6% due 7/01/2029 (g)           $   10,692
    7,000    University of Alabama, University Revenue Bonds
             (Birmingham), 6% due 10/01/2009 (c)(h)                       7,320

Arkansas--0.5%

    4,000    University of Arkansas, University Revenue Bonds
             (Various Facilities-Fayetteville Campus), 5%
             due 12/01/2027 (c)                                           4,116

California--16.6%

    2,800 Arcadia, California, Unified School District, Capital Appreciation, GO (Election of 2006), Series A, 4.96%
             due 8/01/2039 (e)(l)                                           540
    2,075    California State Department of Veteran Affairs, Home
             Purchase Revenue Refunding Bonds, Series A, 5.35%
             due 12/01/2027 (a)                                           2,173
    2,000    Corona-Norco, California, Unified School District, GO
             (Election of 2006), Series A, 5% due 8/01/2031 (e)           2,082
             Fresno, California, Unified School District, GO
             (Election of 2001):
    5,170         Series D, 5% due 8/01/2027 (g)                          5,361
    1,500         Series E, 5% due 8/01/2030 (e)                          1,558
             Los Angeles, California, Unified School District, GO:
   13,690         (Election of 1997), Series F, 5%
                  due 7/01/2013 (c)(h)                                   14,474
   10,000         (Election of 2002), Series B, 5%
                  due 7/01/2022 (a)                                      10,531
    8,965    Modesto, California, Schools Infrastructure Financing
             Agency, Special Tax Bonds, 5.50% due 9/01/2036 (a)           9,554
   12,040    Mount Diablo, California, Unified School District, GO
             (Election of 2002), 5% due 7/01/2027 (c)                    12,410
    6,440    Palm Springs, California, Financing Authority, Lease
             Revenue Refunding Bonds (Convention Center
             Project), Series A, 5.50% due 11/01/2035 (g)                 6,965
   10,000    Ramona, California, Unified School District,
             Convertible Capital Appreciation Refunding Bonds,
             COP, 5.367% due 5/01/2012 (c)(l)                             7,926
    3,900    Redlands, California, Unified School District, GO
             (Election of 2002), 5% due 7/01/2025 (e)                     4,035
   11,685    Rialto, California, Unified School District, GO,
             Series A, 6.24% due 6/01/2025 (c)(l)                         5,020
    5,000    Roseville, California, Joint Union High School
             District, GO (Election of 2004), Series A, 5%
             due 8/01/2029 (c)                                            5,159
    5,075    Sacramento, California, Unified School District, GO
             (Election of 1999), Series B, 5% due 7/01/2026 (c)           5,229
    2,685    San Diego, California, Community College District,
             GO (Election of 2002), 5% due 5/01/2030 (e)                  2,776
    3,495    San Diego County, California, COP (Edgemoor
             Project and Regional System), Refunding, 5%
             due 2/01/2027 (a)                                            3,597
    3,700    San Jose, California, GO (Libraries, Parks and Public
             Safety Projects), 5% due 9/01/2030 (g)                       3,809
   10,055    Sequoia, California, Unified High School District, GO,
             Refunding, Series B, 5.50% due 7/01/2035 (e)                10,964
      950    Simi Valley, California, School Financing Authority,
             Revenue Refunding Bonds, 5% due 8/01/2027 (e)                  996
    2,755    Tahoe Truckee, California, Unified School District, GO
             (School Facilities Improvement District Number 2),
             Series A, 5.25% due 8/01/2029 (g)                            2,885



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

             Tustin, California, Unified School District, Senior Lien
             Special Tax Bonds (Community Facilities District
             Number 97-1), Series A (e):
  $ 7,980         5% due 9/01/2032                                   $    8,133
    9,330         5% due 9/01/2038                                        9,499
   10,000    Washington, California, Unified School District,
             COP (New High School Project), 5.125%
             due 8/01/2037 (a)                                           10,354

Colorado--2.8%

   19,250    Aurora, Colorado, COP, 6% due 12/01/2010 (a)(h)             20,482
    4,000    Logan County, Colorado, Justice Center Finance
             Corporation, COP, 5.50% due 12/01/2020 (g)                   4,221

District of Columbia--1.3%

    8,735    District of Columbia, Ballpark Revenue Bonds,
             Series B-1, 5% due 2/01/2031 (c)                             8,999
    2,800    District of Columbia, GO, Series A, 4.75%
             due 6/01/2036 (c)                                            2,782

Florida--1.3%

    5,500    Dade County, Florida, Water and Sewer System
             Revenue Bonds, 5.25% due 10/01/2026 (c)                      5,569
    3,900    Miami-Dade County, Florida, Aviation Revenue
             Refunding Bonds (Miami International Airport), AMT,
             Series A, 5% due 10/01/2040 (k)                              3,936
    1,600    West Coast Regional Water Supply Authority, Florida,
             Capital Improvement Revenue Bonds, 10.40%
             due 10/01/2010 (a)(h)                                        1,700

Georgia--4.1%

             Georgia Municipal Electric Authority, Power Revenue
             Refunding Bonds (a):
   20,000         Series EE, 7% due 1/01/2025                            26,013
       90         Series Y, 6.40% due 1/01/2011 (h)                          97
      490         Series Y, 6.40% due 1/01/2013 (b)                         535
    8,420         Series Y, 6.40% due 1/01/2013                           9,187

Illinois--1.0%

    8,505    Chicago, Illinois, O'Hare International Airport,
             Revenue Refunding Bonds, Third Lien, AMT,
             Series C-2, 5.25% due 1/01/2034 (k)                          8,784

Kansas--0.6%

    5,145    Manhattan, Kansas, Hospital Revenue Bonds (Mercy
             Health Center), 5.50% due 8/15/2020 (e)                      5,400

Louisiana--1.5%

    2,500    Louisiana State Citizens Property Insurance
             Corporation, Assessment Revenue Bonds, Series B,
             5% due 6/01/2022 (a)                                         2,595
    2,400    Louisiana State, Gas and Fuels Tax Revenue Bonds,
             Series A, 4.75% due 5/01/2039 (e)                            2,380
    5,000    New Orleans, Louisiana, GO (Public Improvements),
             5.25% due 12/01/2029 (a)                                     5,244
    2,800    Rapides Financing Authority, Louisiana, Revenue
             Bonds (Cleco Power LLC Project), AMT, 4.70%
             due 11/01/2036 (a)                                           2,691

Maryland--0.6%

    4,400    Maryland State Health and Higher Educational
             Facilities Authority Revenue Bonds (University of
             Maryland Medical System), Series B, 7%
             due 7/01/2022 (c)                                            5,514



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                               BlackRock Municipal Insured Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Massachusetts--7.2%

  $ 4,000    Massachusetts State, HFA, Rental Housing
             Mortgage Revenue Bonds, AMT, Series C, 5.60%
             due 1/01/2045 (e)                                       $    4,176
             Massachusetts State HFA, S/F Housing Revenue
             Bonds, AMT, Series 128 (e):
    2,845         4.80% due 12/01/2027                                    2,780
    7,000         4.875% due 12/01/2038                                   6,786
             Massachusetts State School Building Authority,
             Dedicated Sales Tax Revenue Bonds, Series A:
   15,000         5% due 8/15/2030 (e)                                   15,536
    9,950         4.75% due 8/15/2032 (a)                                 9,997
   22,250    Massachusetts State Special Obligation Dedicated
             Tax Revenue Bonds, 5.25% due 1/01/2014 (c)(h)               23,738

Minnesota--1.7%

    5,860    Delano, Minnesota, Independent School
             District Number 879, GO, Series A, 5.875%
             due 2/01/2025 (e)                                            6,210
             Sauk Rapids, Minnesota, Independent School
             District Number 047, GO, Series A (g):
    3,735         5.65% due 2/01/2020                                     3,930
    4,440         5.70% due 2/01/2021                                     4,679

Mississippi--1.4%

    1,320    Harrison County, Mississippi, Wastewater
             Management District, Revenue Refunding Bonds
             (Wastewater Treatment Facilities), Series A, 8.50%
             due 2/01/2013 (b)(c)                                         1,607
   10,000    Mississippi Hospital Equipment and Facilities
             Authority Revenue Bonds (Forrest County General
             Hospital Project), 6% due 1/01/2030 (e)                     10,735

Missouri--4.5%

             Kansas City, Missouri, Airport Revenue Refunding and
             Improvement Bonds, Series A (g):
   12,990         5.50% due 9/01/2013                                    13,219
    9,000         5.50% due 9/01/2014                                     9,159
             Missouri Joint Municipal Electric Utility Commission,
             Power Project Revenue Bonds (Latan 2 Project),
             Series A (a):
    7,930         5% due 1/01/2027                                        8,213
    8,325         5% due 1/01/2028                                        8,622

Nevada--1.2%

    1,300    Clark County, Nevada, IDR (Southwest Gas Corp.
             Project), AMT, Series A, 4.75% due 9/01/2036 (c)             1,250
    9,250    Clark County, Nevada, Passenger Facility Charge
             Revenue Bonds (Las Vegas McCarran International),
             Series A-2, 5% due 7/01/2026 (a)                             9,589

New Jersey--8.2%

    6,810    Cape May County, New Jersey, Industrial Pollution
             Control Financing Authority, Revenue Refunding
             Bonds (Atlantic City Electric Company Project),
             Series A, 6.80% due 3/01/2021 (g)                            8,490
             Garden State Preservation Trust of New Jersey, Open
             Space and Farmland Preservation Revenue Bonds,
             Series A (e):
    3,125         5.80% due 11/01/2021                                    3,490
    8,310         5.80% due 11/01/2022                                    9,280
    4,340         5.80% due 11/01/2023                                    4,847



     Face
   Amount    Municipal Bonds                                           Value

New Jersey (concluded)

             New Jersey EDA, Motor Vehicle Surcharge Revenue
             Bonds, Series A (g):
  $ 5,000         5% due 7/01/2027                                   $    5,164
   23,000         5.25% due 7/01/2033                                    24,224
             New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series D:
    4,240         5% due 6/15/2018 (a)                                    4,451
   11,530         5% due 6/15/2019 (e)                                   12,065

New Mexico--1.2%

   10,400    New Mexico Finance Authority, Senior Lien State
             Transportation Revenue Bonds, Series A, 5.125%
             due 6/15/2018 (g)                                           10,982

New York--12.6%

    2,200    Metropolitan Transportation Authority, New York,
             Transportation Revenue Bonds, Series A, 4.75%
             due 11/15/2037 (c)                                           2,202
             New York City, New York, GO:
   11,495         Series C, 5.625% due 3/15/2012 (h)(k)                  12,325
        5         Series C, 5.625% due 3/15/2018 (k)                          5
   10,000         Series E, 5% due 11/01/2017 (e)                        10,553
    6,155         Series I, 6% due 4/15/2012 (e)                          6,227
        3    New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, DRIVERS, Series 1133Z,
             6.45% due 10/15/2012 (a)(j)                                      3
             New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, Series A:
   16,905         5% due 10/15/2020 (g)                                  17,692
   15,650         5% due 10/15/2032 (a)                                  16,210
   11,795    New York State Dormitory Authority Revenue Bonds
             (School Districts Financing Program), Series D, 5.25%
             due 10/01/2023 (g)                                          12,418
    9,110    New York State Urban Development Corporation,
             Personal Income Tax Revenue Bonds (State Facilities),
             Series A-1, 5.25% due 3/15/2034 (c)                          9,570
        5    Niagara Falls, New York, GO, Public Improvement,
             6.90% due 3/01/2024 (g)                                          5
   22,500    Tobacco Settlement Financing Corporation of New
             York Revenue Bonds, Series A-1, 5.25%
             due 6/01/2022 (a)                                           23,618

North Carolina--0.3%

    3,030    North Carolina HFA, Home Ownership Revenue
             Bonds, AMT, Series 14-A, 5.35% due 1/01/2022 (a)             3,073

North Dakota--0.3%

    2,630    North Dakota State HFA, Revenue Bonds (Housing
             Finance Program), Series C, 5.30% due 7/01/2022 (a)          2,659

Oklahoma--0.8%

             Oklahoma State Industries Authority, Health System
             Revenue Refunding Bonds (Integris Obligated Group),
             Series A (g):
    2,680         6.25% due 8/15/2009 (h)                                 2,833
    3,705         6.25% due 8/15/2016                                     3,904

Oregon--1.6%

    8,700    Oregon State Department, Administrative Services,
             COP, Series A, 6.25% due 5/01/2010 (a)(h)                    9,315
    3,865    Port of Portland, Oregon, Airport Revenue Refunding
             Bonds (Portland International Airport), AMT,
             Series 7-B, 7.10% due 1/01/2012 (g)(h)                       4,310



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                               BlackRock Municipal Insured Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania--2.7%

  $ 5,510    Philadelphia, Pennsylvania, Gas Works Revenue
             Bonds, 12th Series B, 7% due 5/15/2020 (b)(g)           $    6,444
    4,420    Philadelphia, Pennsylvania, Redevelopment Authority
             Revenue Bonds (Neighborhood Transformation),
             Series A, 5.50% due 4/15/2020 (c)                            4,675
   12,010    Pittsburgh, Pennsylvania, GO, Series C, 5.25%
             due 9/01/2018 (e)                                           12,898

Rhode Island--0.8%

    6,815    Rhode Island State Economic Development
             Corporation, Airport Revenue Bonds, Series B, 6%
             due 7/01/2010 (c)(h)                                         7,270

South Carolina--0.6%

    5,000    Scago Educational Facilities Corporation for Pickens
             County School District, South Carolina, Revenue
             Bonds, 5% due 12/01/2031 (e)                                 5,155

Texas--1.6%

    3,500    Houston, Texas, Water Conveyance System Contract,
             COP, Series J, 6.25% due 12/15/2013 (a)                      3,907
    8,110 Lewisville, Texas, Independent School District, Capital Appreciation and School Building, GO, Refunding, 4.67%
             due 8/15/2024 (c)(l)                                         3,471
    1,500    North Texas Thruway Authority, Dallas North
             Thruway System Revenue Bonds, Series A, 5%
             due 1/01/2035 (e)                                            1,536
             Texas State Department of Housing and Community
             Affairs, S/F Mortgage Revenue Bonds, AMT,
             Series A (d)(g):
    2,085         5.45% due 9/01/2023                                     2,120
    2,725         5.50% due 3/01/2026                                     2,775

Utah--1.9%

    9,535    Utah Transit Authority, Sales Tax and Transportation
             Revenue Bonds (Salt Lake County Light Rail Transit
             Project), 5.375% due 12/15/2007 (e)(h)                       9,698
             Utah Water Finance Agency Revenue Bonds (Pooled
             Loan Financing Program), Series A (a):
    2,515         5.75% due 10/01/2015                                    2,650
    3,770         6% due 10/01/2020                                       3,993

Washington--0.9%

    7,225    Chelan County, Washington, Public Utility District
             Number 001, Consolidated Revenue Bonds
             (Chelan Hydro System), AMT, Series A, 5.45%
             due 7/01/2037 (a)                                            7,484

West Virginia--1.4%

   12,250    Pleasants County, West Virginia, PCR, Refunding
             (Potomac-Pleasants), Series C, 6.15%
             due 5/01/2015 (a)                                           12,594

Wisconsin--1.4%

    9,000    Superior, Wisconsin, Limited Obligation Revenue
             Refunding Bonds (Midwest Energy Resources),
             Series E, 6.90% due 8/01/2021 (c)                           11,283
      670    Wisconsin State, GO, AMT, Series B, 6.50%
             due 5/01/2025 (g)                                              671

             Total Municipal Bonds
             (Cost--$713,404)--84.6%                                    743,052



     Face
   Amount    Municipal Bonds Held in Trust (m)                         Value

California--2.2%

  $11,360    California Pollution Control Financing Authority,
             PCR, Refunding (Pacific Gas and Electric), AMT,
             Series A, 5.35% due 12/01/2016 (g)                      $   11,962
    7,500    San Jose, California, Financing Authority, Lease
             Revenue Refunding Bonds (Civic Center Project),
             Series B, 5% due 6/01/2032 (a)                               7,633

Florida--3.4%

             Miami-Dade County, Florida, Aviation Revenue
             Refunding Bonds (Miami International Airport), AMT,
             Series A:
   15,000         5% due 10/01/2039 (g)                                  15,173
   14,600         5% due 10/01/2040 (k)                                  14,734

Illinois--2.2%

   17,690    Chicago, Illinois, O'Hare International Airport
             Revenue Bonds, Third Lien, AMT, Series B-2, 6%
             due 1/01/2027 (g)(k)                                        19,444

Maryland--2.6%

   21,640    Baltimore, Maryland, Convention Center Hotel
             Revenue Bonds, Senior Series A, 5.25%
             due 9/01/2039 (k)                                           22,797

Michigan--1.6%

   13,145    Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds (Detroit Edison Company
             Pollution Control Project), AMT, Series A, 5.50%
             due 6/01/2030 (k)                                           13,878

Nebraska--1.3%

   11,300    Public Power Generation Agency, Nebraska Revenue
             Bonds (Whelan Energy Center Unit 2-A), 5%
             due 1/01/2025 (a)                                           11,751

New Jersey--1.6%

   13,500    New Jersey State Turnpike Authority, Turnpike Revenue
             Bonds, Series C, 5% due 1/01/2030 (e)                       13,969

New York--1.7%

   13,925    New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, Series A, 5.25%
             due 10/15/2027 (a)                                          14,799

Texas--8.4%

   21,230    Dallas-Fort Worth, Texas, International Airport Joint
             Revenue Refunding and Improvement Bonds, AMT,
             Series A, 5% due 11/01/2025 (g)                             21,373
   35,950    Dallas-Fort Worth, Texas, International
             Airport Revenue Bonds, AMT, Series A, 6%
             due 11/01/2028 (c)                                          37,310
   14,050    Harris County, Texas, Toll Road Revenue
             Refunding Bonds, Senior Lien, Series A, 5.25%
             due 8/15/2035 (e)                                           14,582

             Total Municipal Bonds Held in Trust
             (Cost--$220,949)--25.0%                                    219,405



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (concluded)
                                               BlackRock Municipal Insured Fund

                                                                 (In Thousands)

   Shares
     Held    Mutual Funds (f)                                          Value

      300    BlackRock California Insured Municipal 2008
             Term Trust, Inc.                                        $    4,524
      810    BlackRock Insured Municipal 2008 Term Trust, Inc.           12,312
      205    BlackRock Insured Municipal Term Trust, Inc.                 1,995

             Total Mutual Funds
             (Cost--$21,126)--2.1%                                       18,831



   Shares
     Held    Short-Term Securities                                     Value

    3,237    Merrill Lynch Institutional Tax-Exempt Fund,
             3.59% (f)(i)                                            $    3,237

             Total Short-Term Securities
             (Cost--$3,237)--0.4%                                         3,237

Total Investments (Cost--$958,716*)--112.1%                             984,525
Other Assets Less Liabilities--0.5%                                       4,443
Liability for Trust Certificates, Including Interest
  Expense Payable--(12.6%)                                            (110,515)
                                                                     ----------
Net Assets--100.0%                                                   $  878,453
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       849,019
                                                    ===============
    Gross unrealized appreciation                   $        30,800
    Gross unrealized depreciation                           (5,070)
                                                    ---------------
    Net unrealized appreciation                     $        25,730
                                                    ===============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                     Purchase   Sales    Realized    Dividend
    Affiliate                          Cost      Cost      Gain       Income

    BlackRock California Insured
      Municipal 2008
      Term Trust, Inc.                  --        --        --         $222
    BlackRock Insured Municipal
      2008 Term Trust, Inc.             --        --        --         $627
    BlackRock Insured Municipal
      Term Trust, Inc.                  --        --        --         $ 74
    Merrill Lynch Institutional
      Tax-Exempt Fund                $1,507*      --        --         $302

      * Represents net purchase cost.

(g) MBIA Insured.

(h) Prerefunded.

(i) Represents the current yield as of June 30, 2007.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) XL Capital Insured.

(l) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of municipal bonds held in trust.

  o Forward interest rate swaps outstanding as of June 30, 2007 were as follows:

                                                  Notional      Unrealized
                                                   Amount      Appreciation

    Pay a fixed rate of 3.834% and receive a floating rate based on 1-week Bond Market
    Association Rate

    Broker, JPMorgan Chase
    Expires August 2017                           $25,000          $290

    See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments as of June 30, 2007
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Alabama--0.9%

  $ 3,820    Alabama Incentives Financing Authority, Special
             Obligation Revenue Refunding Bonds, Series A, 6%
             due 10/01/2029 (c)                                      $    4,050
    3,525    Jefferson County, Alabama, Public Building Authority,
             Lease Revenue Bonds, 5.125% due 4/01/2021 (c)                3,712
      500    Mobile, Alabama, Industrial Development Board,
             Environmental Improvement Revenue Refunding
             Bonds (International Paper Company Project), AMT,
             Series A, 6.35% due 5/15/2016                                  524
    2,500    Selma, Alabama, IDB, Environmental Improvement
             Revenue Refunding Bonds (International Paper
             Company Project), AMT, Series A, 6.70%
             due 2/01/2018                                                2,646
    3,400    Tuscaloosa, Alabama, Special Care Facilities Financing
             Authority, Residential Care Facility Revenue Bonds
             (Capstone Village, Inc. Project), Series A, 5.875%
             due 8/01/2036                                                3,430

Alaska--0.3%

    3,860    Anchorage, Alaska, School, GO, Series B, 5.875%
             due 12/01/2010 (e)(j)                                        4,097

Arizona--3.2%

    4,000    Arizona Health Facilities Authority Revenue Bonds
             (Catholic Healthcare West), Series A, 6.625%
             due 7/01/2010 (j)                                            4,328
      270    Maricopa County, Arizona, Hospital Revenue
             Refunding Bonds (Sun Health Corporation),
             6.125% due 4/01/2018                                           276
    3,100    Maricopa County, Arizona, IDA, Education Revenue
             Bonds (Arizona Charter Schools Project 1), Series A,
             6.75% due 7/01/2029                                          3,139
    1,625    Maricopa County, Arizona, IDA, Health Facilities
             Revenue Refunding Bonds (Catholic Healthcare West
             Project), Series A, 5% due 7/01/2021                         1,632
    1,000    Maricopa County, Arizona, Pollution Control
             Corporation, PCR, Refunding (Public Service
             Company of New Mexico Project), Series A, 6.30%
             due 12/01/2026                                               1,023
             Peoria, Arizona, Improvement District Number 8801,
             Special Assessment Bonds:
      190         7.30% due 1/01/2009                                       195
      395         7.30% due 1/01/2011                                       405
             Peoria, Arizona, Improvement District Number 8802,
             Special Assessment Bonds:
      430         7.20% due 1/01/2010                                       440
      510         7.20% due 1/01/2013                                       522
    4,999    Phoenix and Pima County, Arizona, IDA,
             S/F Mortgage Revenue Bonds, AMT, Series 3-A,
             5.25% due 8/01/2038 (i)(l)                                   5,099
    7,500    Phoenix and Pima County, Arizona, IDA,
             S/F Mortgage Revenue Refunding Bonds, AMT,
             Series 2007-1, 5.25% due 8/01/2038 (i)(l)                    7,657
    2,330    Phoenix, Arizona, Civic Improvement Corporation,
             Municipal Facilities, Excise Tax Revenue Bonds,
             5.75% due 7/01/2010 (e)(j)                                   2,467
    3,685    Phoenix, Arizona, IDA, Airport Facility, Revenue
             Refunding Bonds (America West Airlines Inc. Project),
             AMT, 6.30% due 4/01/2023                                     3,734
      500    Pinal County, Arizona, IDA, Wastewater Revenue
             Bonds (San Manuel Facilities Project), AMT, 6.25%
             due 6/01/2026                                                  544



     Face
   Amount    Municipal Bonds                                           Value

Arizona (concluded)

  $   391    Prescott Valley, Arizona, Improvement District, Special
             Assessment Bonds (Sewer Collection System Roadway
             Repair), 7.90% due 1/01/2012                            $      405
    6,000    Salt River Project, Arizona, Agriculture Improvement
             and Power District, Electric System Revenue
             Refunding Bonds, Series A, 5.125% due 1/01/2023              6,231
    3,515    Tucson, Arizona, IDA, Senior Living Facilities Revenue
             Bonds (Christian Care Tucson Inc. Project), Series A,
             6.125% due 7/01/2010 (j)(m)                                  3,759
    1,000    University of Arizona, COP (University of
             Arizona Parking and Student Housing), 5.75%
             due 6/01/2009 (c)(j)                                         1,035
             University of Arizona, COP (University of
             Arizona Projects), Refunding, Series A (c):
    2,915         5.50% due 6/01/2012 (j)                                 3,108
      265         5.50% due 6/01/2018                                       281
             Vistancia Community Facilities District, Arizona, GO:
    3,000         6.75% due 7/15/2022                                     3,285
    2,125         5.75% due 7/15/2024                                     2,267

Arkansas--0.1%

       20    Arkansas State Development Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage-
             Backed Securities Program), Series H, 6.15%
             due 7/01/2016 (i)                                               20
      250    Arkansas State Student Loan Authority Revenue
             Bonds, AMT, Sub-Series B, 7.25% due 6/01/2009                  256
      200    Jonesboro, Arkansas, Residential Housing and Health
             Care Facilities Board, Hospital Revenue Refunding
             Bonds (Saint Bernards Regional Medical Center),
             Series B, 5.90% due 7/01/2016 (c)                              202
      250    North Little Rock, Arkansas, Health Facilities Board,
             Health Care Revenue Bonds (Baptist Health), 5.50%
             due 7/01/2016                                                  256
      500    Pine Bluff, Arkansas, Environmental Improvement
             Revenue Refunding Bonds (International Paper
             Company Project), AMT, Series A, 6.70%
             due 8/01/2020                                                  528
      250    University of Central Arkansas, Housing System
             Revenue Bonds, 6.50% due 1/01/2010 (h)(j)                      270

California--15.8%

    2,500    Agua Caliente Band of Cahuilla Indians, California,
             Casino Revenue Bonds, 6% due 7/01/2018                       2,653
   12,000    Antelope Valley, California, Health Care District
             Revenue Bonds, Series A, 5.25% due 9/01/2017                12,243
             Bay Area Toll Authority, California, Toll Bridge
             Revenue Refunding Bonds (San Francisco Bay Area),
             Series F:
   14,500         5% due 4/01/2026                                       15,061
   33,000         5% due 4/01/2031                                       34,164
    5,000    California Pollution Control Financing Authority,
             Solid Waste Disposal Revenue Refunding Bonds
             (Waste Management Inc. Project), AMT, Series A, 5%
             due 1/01/2022                                                5,004
       15    California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT, Series D, Class 5, 6.70%
             due 5/01/2029 (i)(l)                                            15
       70    California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Refunding Bonds (Mortgage-
             Backed Securities Program), AMT, Series A-2, 7%
             due 9/01/2029 (i)(l)                                            71



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

California (continued)

  $     5    California State, GO, 5.25% due 4/01/2029               $        5
             California State, GO, Refunding:
       15         5.75% due 5/01/2010 (j)                                    16
      115         5.75% due 5/01/2030                                       122
   18,330         5% due 6/01/2032                                       18,770
    3,600         5% due 6/01/2037                                        3,676
             California State, Various Purpose, GO:
   10,000         5.25% due 11/01/2027                                   10,471
   14,100         5.50% due 11/01/2033                                   15,037
    9,880    California Statewide Communities Development
             Authority, Health Facility Revenue Bonds (Memorial
             Health Services), Series A, 6% due 10/01/2023               10,587
             Chula Vista, California, Community Facilities District
             Number 06-1, Special Tax Bonds (Eastlake Woods
             Area), Series A:
    1,080         6.05% due 9/01/2020                                     1,143
    2,965         6.15% due 9/01/2026                                     3,136
   10,000    Chula Vista, California, IDR, Refunding (San
             Diego Gas & Electric Co.), AMT, Series C, 5.25%
             due 12/01/2027                                              10,372
             Contra Costa County, California, Special Tax Bonds
             (Community Facilities District Number 2001-01):
    1,585         6% due 9/01/2026                                        1,668
    1,200         6.10% due 9/01/2031                                     1,265
    8,340    East Bay, California, Municipal Utility District, Water
             System Revenue Refunding Bonds, Series A, 5%
             due 6/01/2037 (e)                                            8,657
    3,100    Elk Grove, California, Poppy Ridge Community
             Facilities Number 3 Special Tax, Series 1, 6%
             due 9/01/2008 (j)                                            3,199
   10,000    Fremont, California, Unified School District, Alameda
             County, GO (Election of 2002), Series B, 5%
             due 8/01/2028 (h)                                           10,363
   12,730    Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue Refunding
             Bonds, Proposition A, First Tier Senior-Series A, 5%
             due 7/01/2035 (c)                                           13,163
   22,255    Metropolitan Water District of Southern California,
             Waterworks Revenue Bonds, Series A, 5%
             due 7/01/2037                                               23,107
    1,100    Poway, California, Unified School District, Special Tax
             Bonds (Community District No. 6), Series A, 6.05%
             due 9/01/2025                                                1,139
    2,695    Riverside, California, Improvement Bond Act of 1915,
             Special Assessment (Riverwalk Assessment District),
             6.375% due 9/02/2026                                         2,868
             Roseville, California, Special Tax Bonds:
    3,915         (Fiddyment Ranch Community Facilities
                  Number 1), 5.125% due 9/01/2026                         3,916
    1,125         (Stoneridge Community Facilities Number 1),
                  6% due 9/01/2011 (j)                                    1,225
    1,250         (Stoneridge Community Facilities Number 1),
                  6.20% due 9/01/2011 (j)                                 1,370
    2,500         (Stoneridge Community Facilities Number 1),
                  6.30% due 9/01/2011 (j)                                 2,750
             Sacramento, California, Special Tax (North Natomas
             Community Facilities):
    2,200         Series 01-03, 6% due 9/01/2028                          2,297
    2,270         Series 4-C, 6% due 9/01/2028                            2,395



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

  $10,000    San Diego, California, Public Facilities Financing
             Authority, Subordinated Water Revenue Refunding
             Bonds, 5% due 8/01/2032 (f)                             $   10,190
    5,865    San Francisco, California, Bay Area Rapid Transit
             District, Sales Tax Revenue Refunding Bonds,
             Series A, 4.25% due 7/01/2036 (h)                            5,351
             San Francisco, California, City and County
             Redevelopment Agency Revenue Bonds (Community
             Facilities District Number 6--Mission):
    5,000         6% due 8/01/2021                                        5,230
    2,500         Series A, 6% due 8/01/2025                              2,610
    1,075    San Francisco, California, Uptown Parking
             Corporation, Parking Revenue Bonds (Union Square),
             6% due 7/01/2020 (f)                                         1,167
             Santa Margarita, California, Water District, Special
             Tax Refunding Bonds (Community Facilities District
             No. 99), Series 1:
    2,970         6.25% due 9/01/2009 (j)                                 3,176
    3,680         6.20% due 9/01/2020                                     3,932

Colorado--2.2%

      500    Boulder County, Colorado, Hospital Development
             Revenue Bonds (Longmont United Hospital Project),
             6% due 12/01/2010 (j)(m)                                       532
      325    Colorado HFA, Revenue Bonds (S/F Program),
             Series B-3, 6.55% due 10/01/2016                               332
    4,000    Colorado HFA, Revenue Refunding Bonds (Adventist
             Health System/Sunbelt Obligor Group), Series D,
             5.25% due 11/15/2035                                         4,095
             Colorado HFA, Revenue Refunding Bonds
             (S/F Program), AMT:
      265         Senior Series A-2, 7.50% due 4/01/2031                    266
       95         Senior Series A-3, 7.35% due 10/01/2030                    96
      115         Senior Series B-2, 7.10% due 4/01/2017                    118
      825         Senior Series B-2, 7.25% due 10/01/2031                   874
       35         Senior Series B-3, 6.80% due 11/01/2028                    36
      310         Senior Series C-2, 7.25% due 10/01/2031 (b)               317
      495         Senior Series C-3, 6.75% due 10/01/2021 (b)               529
      125         Senior Series C-3, 7.15% due 10/01/2030 (b)               127
             Colorado Health Facilities Authority Revenue
             Refunding Bonds:
    2,500         (Catholic Health Initiatives), 5.50%
                  due 9/01/2011 (j)                                       2,639
    1,000         (Christian Living Communities Project), Series A,
                  5.75% due 1/01/2037                                     1,037
             Colorado Water Resource and Power Development
             Authority, Small Water Resources Revenue Bonds,
             Series A (e):
      350         5.80% due 11/01/2010 (j)                                  370
      200         5.80% due 11/01/2020                                      211
             Elk Valley, Colorado, Public Improvement Revenue
             Bonds (Public Improvement Fee):
    7,560         Series A, 7.35% due 9/01/2031                           7,952
    1,100         Series B, 7.45% due 9/01/2031                           1,160
    3,685    Larimer County, Colorado, Poudre School District
             Number R-1, GO, 6% due 12/15/2010 (e)(j)                     3,928
             Plaza Metropolitan District Number 1, Colorado, Tax
             Allocation Revenue Bonds (Public Improvement Fees):
    7,700         8% due 12/01/2025                                       8,461
    1,910         8.125% due 12/01/2025                                   1,919



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Connecticut--1.1%

  $ 1,000    Connecticut State Development Authority,
             Governmental Lease Revenue Bonds, 6.60%
             due 6/15/2014 (f)                                       $    1,002
    1,250    Connecticut State Development Authority, Water
             Facility Revenue Bonds (Bridgeport Hydraulic
             Company), AMT, 6.15% due 4/01/2035 (c)                       1,277
      960    Connecticut State HFA, Revenue Refunding Bonds
             (Housing Mortgage Finance Program), Series C-1,
             6.30% due 11/15/2017                                           981
             Connecticut State Health and Educational Facilities
             Authority, Revenue Bonds:
    1,000         (Bridgeport Hospital), Series A, 6.625%
                  due 7/01/2018 (f)                                       1,004
    1,500         (Waterbury Hospital Issue), Series C, 5.75%
                  due 7/01/2020 (m)                                       1,555
    1,000         (Westover School), Series A, 5.70%
                  due 7/01/2030 (m)                                       1,046
             Connecticut State Health and Educational Facilities
             Authority, Revenue Refunding Bonds (m):
        3         DRIVERS, Series 215, 8.94% due 6/01/2030 (n)                3
    2,000         (Eastern Connecticut Health Network), Series A,
                  6.50% due 7/01/2010 (j)                                 2,161
      640         (Sacred Heart University), 6.625% due 7/01/2026           648
    5,710         (University of Hartford), Series E, 5.50%
                  due 7/01/2022                                           6,056
      545    Connecticut State Higher Education Supplemental
             Loan Authority, Revenue Bonds (Family
             Education Loan Program), AMT, Series A, 5.50%
             due 11/15/2020 (f)                                             547
      860    Waterbury, Connecticut, GO, 6% due 2/01/2009 (j)(m)            897

Delaware--0.1%

    1,685    New Castle County, Delaware, PCR (General Motors
             Corporation Project), VRDN, 7% due 10/01/2008 (g)            1,685

Florida--8.6%

    1,975    Anthem Park Community Development District,
             Florida, Capital Improvement Revenue Bonds, 5.80%
             due 5/01/2036                                                2,006
    2,000    Ave Maria Stewardship Community District, Florida,
             Capital Improvement Revenue Bonds, Series A,
             5.125% due 5/01/2038                                         1,869
    1,500    Ave Maria Stewardship Community District, Florida,
             Revenue Bonds, 4.80% due 11/01/2012                          1,496
    1,645    Ballantrae, Florida, Community Development District,
             Capital Improvement Revenue Bonds, 6%
             due 5/01/2035                                                1,722
    4,900    Bartram Springs Community Development District,
             Florida, Special Assessment Refunding Bonds, 4.75%
             due 5/01/2034                                                4,490
    1,755    Beacon Tradeport Community, Florida, Development
             District, Special Assessment Revenue Refunding
             Bonds (Commercial Project), Series A, 5.25%
             due 5/01/2016 (m)                                            1,845
    4,000    Broward County, Florida, Airport System Revenue
             Refunding Bonds, AMT, Series E, 5.25%
             due 10/01/2012 (f)                                           4,093
    2,500    CFM Community Development District, Florida,
             Capital Improvement Revenue Bonds, Series B,
             5.875% due 5/01/2014                                         2,577
    2,725    Duval County, Florida, School Board, COP, 5.75%
             due 7/01/2017 (h)                                            2,818



     Face
   Amount    Municipal Bonds                                           Value

Florida (continued)

             Fiddlers Creek, Florida, Community Development
             District Number 2, Special Assessment Revenue Bonds:
  $ 5,350         Series A, 6.375% due 5/01/2035                     $    5,635
    1,020         Series B, 5.75% due 5/01/2013                           1,044
    7,000    Halifax Hospital Medical Center, Florida, Hospital
             Revenue Refunding and Improvement Bonds,
             Series A, 5.25% due 6/01/2026                                7,135
    1,135    Highland Meadows Community Development District,
             Florida, Special Assessment Bonds, Series A, 5.50%
             due 5/01/2036                                                1,133
   21,000    Highlands County, Florida, Health Facilities Authority,
             Hospital Revenue Refunding Bonds (Adventist Health
             System), Series G, 5.125% due 11/15/2032                    21,256
    5,000    Hillsborough County, Florida, IDA, Exempt Facilities
             Revenue Bonds (National Gypsum Company), AMT,
             Series A, 7.125% due 4/01/2030                               5,380
   10,000    Hillsborough County, Florida, IDA, Hospital Revenue
             Bonds (Tampa General Hospital Project), 5.25%
             due 10/01/2041                                              10,190
    2,000    Lee County, Florida, IDA, Health Care Facilities,
             Revenue Refunding Bonds (Shell Point/Alliance
             Obligor Group), 5% due 11/15/2029                            1,960
    1,140    Lexington Oaks, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series A,
             6.70% due 5/01/2033                                          1,226
      950    Mediterra, Florida, South Community Development
             District, Capital Improvement Revenue Bonds, 6.85%
             due 5/01/2031                                                1,017
    2,500    Middle Village Community Development District,
             Florida, Special Assessment Bonds, Series A, 6%
             due 5/01/2035                                                2,585
    6,625    Midtown Miami, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series A,
             6.25% due 5/01/2037                                          7,048
    1,000    New River Community Development District, Florida,
             Capital Improvement Revenue Bonds, Series B, 5%
             due 5/01/2013                                                  986
    1,625    Old Palm Community Development District, Florida,
             Special Assessment Bonds (Palm Beach Gardens),
             Series B, 5.375% due 5/01/2014                               1,627
    3,500    Orange County, Florida, HFA, M/F Housing Revenue
             Bonds (Loma Vista Project), Series G, 5.50%
             due 3/01/2032                                                3,544
             Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Orlando Regional
             Healthcare):
    1,000         5.70% due 7/01/2026                                     1,013
    2,200         Series B, 5.125% due 11/15/2039                         2,212
   10,000    Orlando, Florida, Greater Orlando Aviation Authority,
             Airport Facilities Revenue Bonds, AMT, Series A,
             5.25% due 10/01/2018 (e)                                    10,267
             Panther Trace Community Development District II,
             Florida, Special Assessment Revenue Bonds:
    5,000         5.125% due 11/01/2013                                   4,929
    5,000         Series A, 5.60% due 5/01/2035                           5,014
             Park Place Community Development District, Florida,
             Special Assessment Revenue Bonds:
    2,300         6.75% due 5/01/2032                                     2,441
      960         6.375% due 5/01/2034                                    1,018
    2,000    Saint Lucie, Florida, West Services District, Utility
             Revenue Refunding Bonds, Senior Lien, 6%
             due 10/01/2022 (f)                                           2,153



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Florida (concluded)

             Sarosota County, Florida, Health Facilities Authority,
             Retirement Facility Revenue Refunding Bonds
             (Village on the Isle Project):
  $   780         5.50% due 1/01/2027                                $      795
    1,645         5.50% due 1/01/2032                                     1,669
    2,875    Somerset Community Development District,
             Florida, Capital Improvement Revenue Bonds, 5%
             due 5/01/2015                                                2,809
      305    Sterling Hill, Florida, Community Development District,
             Capital Improvement Revenue Refunding Bonds,
             Series B, 5.50% due 11/01/2010                                 305
      180    Stoneybrook West, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series B,
             6.45% due 5/01/2010                                            181
    1,190    Tern Bay Community Development District, Florida,
             Capital Improvement Revenue Refunding Bonds,
             Series B, 5% due 5/01/2015                                   1,165
    2,185    Tuscany Reserve Community Development District,
             Florida, Capital Improvement Revenue Bonds,
             Series B, 5.25% due 5/01/2016                                2,164
    3,520    University of South Florida Financing Corporation,
             COP (Master Lease Program), Refunding, Series A,
             5.375% due 7/01/2022 (c)                                     3,749
    1,650    Watergrass Community Development District, Florida,
             Special Assessment Revenue Bonds, Series B, 4.875%
             due 11/01/2010                                               1,631

Georgia--1.8%

    5,000    Atlanta, Georgia, Tax Allocation Bonds (Atlantic
             Station Project), 7.90% due 12/01/2024                       5,481
             Brunswick and Glynn County, Georgia, Development
             Authority, First Mortgage Revenue Bonds (Coastal
             Community Retirement Corporation Project),
             Series A (p):
    2,285         7.125% due 1/01/2025                                    1,820
    4,555         7.25% due 1/01/2035                                     3,620
    5,210    College Park, Georgia, Business and IDA
             Revenue Bonds (Civic Center Project), 5.75%
             due 9/01/2010 (c)(j)                                         5,576
    1,940    Fulton County, Georgia, Development Authority, PCR
             (General Motors Corporation), Refunding, VRDN,
             7.50% due 4/01/2010 (g)                                      1,940
    3,450    Fulton County, Georgia, Development Authority
             Revenue Bonds (Morehouse College Project), 5.875%
             due 12/01/2010 (c)(j)                                        3,678
    2,250    Fulton County, Georgia, Residential Care Facilities,
             Revenue Refunding Bonds (Canterbury Court Project),
             Series A, 6% due 2/15/2022                                   2,275
             Gainesville, Georgia, Redevelopment Authority,
             Educational Facilities Revenue Refunding Bonds
             (RiversideMilitary Academy):
    1,350         5.125% due 3/01/2027                                    1,365
    1,800         5.125% due 3/01/2037                                    1,811
    1,500    Milledgeville-Baldwin County, Georgia, Development
             Authority Revenue Bonds (Georgia College and State
             University Foundation), 6% due 9/01/2014 (j)                 1,683

Illinois--7.0%

    1,000    Bolingbrook, Illinois, Special Services Area Number 1,
             Special Tax Bonds (Forest City Project), 5.90%
             due 9/01/2007 (p)                                            1,019
        2    Chicago, Illinois, Board of Education, GO, DRIVERS,
             Series 199, 7.412% due 12/01/2020 (c)(n)                         2



     Face
   Amount    Municipal Bonds                                           Value

Illinois (concluded)

  $26,800    Chicago, Illinois, O'Hare International Airport
             Revenue Bonds, Third Lien, AMT, Series B-2, 6%
             due 1/01/2029 (k)                                       $   29,457
    6,915    Chicago, Illinois, O'Hare International Airport, Special
             Facility Revenue Refunding Bonds (American Airlines
             Inc. Project), 8.20% due 12/01/2024                          6,937
      350    Chicago, Illinois, Park District, GO, Refunding,
             Series B, 5.75% due 1/01/2015 (e)                              370
      230    Chicago, Illinois, Park District, Limited Tax, GO,
             Series A, 5.75% due 1/01/2016 (e)                              243
      325    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
             Series A, 7.15% due 9/01/2031 (i)(l)                           333
    2,000    Chicago, Illinois, Special Assessment Bonds (Lake
             Shore East), 6.75% due 12/01/2032                            2,147
    3,210    Cicero, Illinois, GO, Refunding (Corporate Purpose),
             6% due 12/01/2028 (f)                                        3,407
    7,000    Decatur, Illinois, GO, Refunding, 6%
             due 3/01/2008 (e)(j)                                         7,104
   10,000    Hodgkins, Illinois, Environmental Improvement
             Revenue Bonds (Metro Biosolids Management LLC
             Project), AMT, 6% due 11/01/2023                            10,285
    3,140    Illinois Development Finance Authority Revenue
             Bonds (Community Rehabilitation Providers Facilities),
             Series A, 6.50% due 7/01/2022                                3,348
             Illinois State Finance Authority Revenue Bonds,
             Series A:
    1,750         (Friendship Village of Schaumburg), 5.625%
                  due 2/15/2037                                           1,791
    2,155         (Landing At Plymouth Place Project), 6%
                  due 5/15/2037                                           2,269
             Illinois State, GO, 1st Series (f):
    8,890         5.75% due 12/01/2015                                    9,389
    3,745         5.75% due 12/01/2016                                    3,956
    4,000         5.75% due 12/01/2017                                    4,227
    3,000    Illinois State, Sales Tax Revenue Bonds, 6%
             due 6/15/2020                                                3,159
    2,000    Illinois State, Sales Tax Revenue Refunding Bonds,
             Series Q, 6% due 6/15/2009                                   2,049
    2,000    Lake County, Illinois, Forest Preservation District,
             GO (Land Acquisition and Development), 5.75%
             due 12/15/2010 (j)                                           2,116
   16,160    Metropolitan Pier and Exposition Authority, Illinois,
             Dedicated State Tax Revenue Bonds (McCormick
             Place Expansion), Series A, 5.25% due 6/15/2042 (f)         16,864
      625    Naperville, Illinois, IDR (General Motors Corporation),
             Refunding, VRDN, 7.50% due 12/01/2012 (g)                      625
    1,585 Village of Wheeling, Illinois, Revenue Bonds (North Milwaukee/Lake-Cook Tax Increment Financing (TIF)
             Redevelopment Project), 6% due 1/01/2025                     1,599

Indiana--0.5%

    7,350    Indiana Bond Bank, Special Program Revenue
             Bonds (Town of Westfield and West Central
             Conservancy District Projects), Series A, 5.125%
             due 10/01/2022 (f)                                           7,632

Iowa--0.4%

    1,000    Iowa City, Iowa, Sewer Revenue Bonds, 5.75%
             due 7/01/2021 (f)                                            1,001
    3,905    Iowa Finance Authority, Health Care Facilities,
             Revenue Refunding Bonds (Care Initiatives Project),
             9.25% due 7/01/2011 (j)                                      4,677



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Kansas--0.7%

  $ 6,870    Sedgwick and Shawnee Counties, Kansas, S/F
             Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT, Series B-2, 5.25%
             due 12/01/2038 (i)(l)                                   $    7,062
    1,425    Sedgwick and Shawnee Counties, Kansas, S/F
             Revenue Bonds, AMT, Series A-1, 6.95%
             due 6/01/2029 (d)                                            1,481
    2,500    Wichita, Kansas, Hospital Facilities Revenue
             Refunding and Improvement Bonds, Series III, 6.25%
             due 11/15/2019                                               2,694

Louisiana--1.1%

    2,000    Houma-Terrebonne Public Trust Financing Authority,
             Louisiana, S/F Mortgage Revenue Bonds
             (Mortgage-Backed Securities Program), 5.15%
             due 12/01/2040 (i)(l)                                        2,048
      370    Louisiana HFA, S/F Mortgage Revenue Bonds, AMT,
             Series D-2, 5.80% due 6/01/2020 (i)                            372
    7,000    Louisiana Local Government Environmental Facilities
             and Community Development Authority, Revenue
             Bonds (Capital Projects and Equipment Acquisition),
             Series A, 6.30% due 7/01/2030 (c)                            8,101
    5,000    Louisiana Public Facilities Authority Revenue Bonds
             (University of New Orleans Research and Technology
             Foundation, Inc.--Student Housing Project), 5.25%
             due 3/01/2037 (f)                                            5,267
      200    Louisiana State, HFA, S/F Revenue Refunding Bonds
             (Home Ownership Program), Series B-2, AMT, 6.20%
             due 12/01/2029 (b)(i)                                          202
    2,000    Rapides Finance Authority, Louisiana, Environmental
             Improvement Revenue Bonds (International
             Paper Company Project), AMT, Series A, 6.55%
             due 11/15/2023                                               2,094

Maine--0.5%

    8,635    Maine Finance Authority, Solid Waste Recycling
             Facilities Revenue Bonds (Great Northern Paper
             Project--Bowater), AMT, 7.75% due 10/01/2022                 8,696

Maryland--0.4%

      500    Anne Arundel County, Maryland, Special Obligation
             Revenue Bonds (Arundel Mills Project), 7.10%
             due 7/01/2009 (j)                                              539
    1,000    Maryland State Community Development
             Administration, Department of Housing and
             Community Development, Housing Revenue Bonds,
             AMT, Series B, 6.15% due 1/01/2021                           1,024
    1,000    Maryland State Community Development
             Administration, Department of Housing and
             Community Development Revenue Bonds (Waters
             Landing II Apartments), AMT, Series A, 5.875%
             due 8/01/2033                                                1,030
    1,000    Maryland State Energy Financing Administration,
             Solid Waste Disposal Revenue Bonds, Limited
             Obligation (Wheelabrator Water Projects), AMT,
             6.45% due 12/01/2016                                         1,021
    3,200    Maryland State Health and Higher Educational
             Facilities Authority Revenue Bonds (King Farm
             Presbyterian Community), Series B, 5% due 1/01/2017          3,203

Massachusetts--1.6%

      255    Massachusetts Educational Financing Authority,
             Education Loan Revenue Refunding Bonds, AMT,
             Issue E, 5.85% due 7/01/2014 (c)                               257



     Face
   Amount    Municipal Bonds                                           Value

Massachusetts (concluded)

  $ 3,850    Massachusetts State Health and Educational Facilities
             Authority Revenue Bonds (Medical Center of
             Central Massachusetts), CARS, Series B, 9.02%
             due 6/23/2022 (c)(n)                                    $    4,018
    1,000    Massachusetts State Industrial Finance Agency,
             Higher Education Revenue Refunding
             Bonds (Hampshire College Project), 5.625%
             due 10/01/2007 (j)                                           1,024
      130    Massachusetts State Water Pollution Abatement
             Trust, Water Abatement Revenue Bonds, Series A,
             6.375% due 2/01/2015                                           130
    1,600    Montachusett, Massachusetts, Regional
             Vocational Technical School District, GO, 5.95%
             due 1/15/2020 (f)                                            1,690
   19,000    Route 3 North Transit Improvement Association,
             Massachusetts, Lease Revenue Refunding Bonds,
             VRDN, Series B, 3.73% due 6/15/2033 (c)(g)                  19,000

Michigan--1.1%

    7,500    Delta County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (Mead Westvaco-Escanaba),
             Series A, 6.25% due 4/15/2012 (j)                            8,215
      500    Dickinson County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (International Paper Company
             Project), Series A, 5.75% due 6/01/2016                        521
             Eastern Michigan University, General Revenue
             Refunding Bonds (c):
      585         6% due 6/01/2010 (j)                                      623
      415         6% due 6/01/2024                                          441
    3,000    Flint, Michigan, Hospital Building Authority, Revenue
             Refunding Bonds (Hurley Medical Center), 6%
             due 7/01/2020                                                3,127
    3,325    Macomb County, Michigan, Hospital Finance
             Authority, Hospital Revenue Bonds (Mount Clemens
             General Hospital), Series B, 5.875% due 11/15/2034           3,497
    1,500    Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds (Mercy-Mount Clemens), Series A,
             6% due 5/15/2014 (f)                                         1,565

Minnesota--1.4%

      520    Anoka County, Minnesota, Solid Waste Disposal
             Revenue Bonds (Natural Rural Utilities), AMT,
             Series A, 6.95% due 12/01/2008                                 534
    1,000    Eden Prairie, Minnesota, M/F Housing Revenue
             Bonds (Rolling Hills Project), Series A, 6.15%
             due 8/20/2031 (d)                                            1,081
    8,875    Minneapolis and Saint Paul, Minnesota, Housing
             Finance Board, S/F Mortgage Revenue Bonds
             (Mortgaged-Backed Securities Program--City
             Living), AMT, Series A-1, 5.25% due 12/01/2040 (i)(l)        8,962
             Minneapolis and Saint Paul, Minnesota, Metropolitan
             Airports Commission, Airport Revenue Bonds, AMT,
             Sub-Series D (e):
      470         5.75% due 1/01/2012                                       492
      470         5.75% due 1/01/2014                                       491
    2,060         5.75% due 1/01/2015                                     2,158
             Minneapolis, Minnesota, Health Care System
             Revenue Bonds (Allina Health System), Series A:
    1,500         5.70% due 11/15/2022                                    1,567
    2,665         5.75% due 11/15/2032                                    2,811



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Minnesota (concluded)

  $ 1,110    Ramsey County, Minnesota, Housing and
             Redevelopment Authority, M/F Housing Revenue
             Bonds (Hanover Townhouses Project), AMT, 6%
             due 7/01/2031                                           $    1,130
    1,000    Saint Cloud, Minnesota, Health Care Revenue
             Refunding Bonds (Saint Cloud Hospital Obligation
             Group), Series A, 6.25% due 5/01/2020 (h)                    1,066
    1,500    Waconia, Minnesota, Health Care Facilities Revenue
             Bonds (Ridgeview Medical Center Project), Series A,
             6.125% due 1/01/2010 (j)(m)                                  1,577

Mississippi--0.4%

    4,000    Mississippi Home Corporation, S/F Mortgage Revenue
             Bonds, Series A-1, 5.50% due 6/01/2038 (i)(l)                4,227
    1,700    Warren County, Mississippi, Environmental
             Improvement Revenue Refunding Bonds
             (International Paper Company Project), AMT, Series B,
             6.75% due 8/01/2021                                          1,799

Missouri--0.6%

    1,000    Fenton, Missouri, Tax Increment Revenue
             Refunding and Improvement Bonds (Gravois Bluffs
             Redevelopment Project), 5% due 4/01/2014                     1,032
    1,500    Kansas City, Missouri, IDA, First Mortgage Health
             Facilities Revenue Bonds (Bishop Spencer Place),
             Series A, 6.50% due 1/01/2035                                1,577
    6,500    Missouri State Housing Development Commission,
             S/F Mortgage Revenue Bonds (Homeownership Loan
             Program), AMT, Series E-1, 5.60% due 3/01/2037 (i)           6,855

Montana--0.6%

    3,000    Montana State Board of Housing, S/F Mortgage
             Revenue Refunding Bonds, AMT, Series A-2, 5.50%
             due 6/01/2037                                                3,139
    6,000    Montana State Higher Education, Student Assistance
             Corporation, Student Loan Revenue Refunding
             Bonds, AMT, Sub-Series B, 6.40% due 12/01/2032               6,234

Nevada--1.7%

    3,500    Clark County, Nevada, Airport Revenue Bonds
             (Jet Aviation Fuel Tax), AMT, Series C, 5.375%
             due 7/01/2020 (c)                                            3,656
    1,545    Clark County, Nevada, Improvement District
             Number 142, Special Assessment Bonds, 6.375%
             due 8/01/2023                                                1,593
             Elko, Nevada, GO (Airport Improvement), AMT,
             Series B (f):
      165         6.10% due 10/01/2014                                      167
      245         6.30% due 10/01/2019                                      249
      320         6.75% due 10/01/2024                                      325
      225         7% due 10/01/2029                                         229
    2,535    Henderson, Nevada, Local Improvement Districts,
             Special Assessment, Series NO T-14, 5.80%
             due 3/01/2023                                                2,613
             Las Vegas, Nevada, Local Improvement Bonds,
             Special Assessment, Special Improvement District
             Number 808, Summerlin:
    1,730         5.875% due 6/01/2009                                    1,769
    1,990         6.125% due 6/01/2012                                    2,060
    2,220         6.25% due 6/01/2013                                     2,299
    1,880    Reno, Nevada, Special Assessment District Number 4
             (Somerset Parkway), 6.625% due 12/01/2022                    1,939



     Face
   Amount    Municipal Bonds                                           Value

Nevada (concluded)

             Sparks, Nevada, Redevelopment Agency, Tax
             Allocation Revenue Refunding Bonds, Series A (m):
  $ 3,110         6% due 1/15/2015                                   $    3,258
    6,315         6% due 1/15/2023                                        6,607

New Hampshire--0.2%

             New Hampshire Health and Education Facilities
             Authority, Revenue Refunding Bonds:
    1,750         (Elliot Hospital), Series B, 5.60% due 10/01/2022       1,824
      590         (Havenwood-Heritage Heights Retirement
                  Community), Series A, 5% due 1/01/2016                    587
    1,035         (Havenwood-Heritage Heights Retirement
                  Community), Series A, 5.35% due 1/01/2026               1,036

New Jersey--2.0%

      310    Camden County, New Jersey, Pollution Control
             Financing Authority, Solid Waste Resource Recovery,
             Revenue Refunding Bonds, AMT, Series B, 7.50%
             due 12/01/2009                                                 314
    3,300    New Jersey EDA, Retirement Community Revenue
             Bonds (Cedar Crest Village Inc. Facility), Series A,
             7.25% due 11/15/2011 (j)                                     3,732
    3,680    New Jersey EDA, State Lease Revenue Bonds (State
             Office Buildings Projects), 6% due 6/15/2010 (c)(j)          3,892
    3,130    New Jersey Health Care Facilities Financing Authority
             Revenue Bonds (South Jersey Hospital), 6%
             due 7/01/2012 (j)                                            3,389
    2,250    New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds (Capital Health System
             Inc.), Series A, 5.75% due 7/01/2023                         2,364
      640    New Jersey State Housing and Mortgage Finance
             Agency, M/F Housing Revenue Refunding Bonds,
             Series B, 6.25% due 11/01/2026 (h)                             663
             New Jersey State Turnpike Authority, Turnpike
             Revenue Refunding Bonds, Series A (f):
    7,025         5.75% due 1/01/2010 (j)                                 7,332
    2,975         5.75% due 1/01/2018 (s)                                 3,099
    7,000    Tobacco Settlement Financing Corporation of
             New Jersey, Asset-Backed Revenue Bonds, 7%
             due 6/01/2013 (j)                                            8,089

New Mexico--0.7%

    8,000    Farmington, New Mexico, PCR, Refunding (Public
             Service Company of New Mexico--San Juan
             Project), Series B, 6.30% due 12/01/2016                     8,172
       50    New Mexico Mortgage Finance Authority, Revenue
             Refunding Bonds, Mortgage-Backed Securities,
             Series F, 7% due 1/01/2026 (i)                                  50
    3,165    New Mexico Mortgage Financing Authority,
             S/F Mortgage Program Revenue Bonds, AMT,
             Series D, 6.15% due 7/01/2035 (i)(l)                         3,322
      250    Santa Fe County, New Mexico, Correctional System
             Revenue Bonds, 6% due 2/01/2027 (h)                            291

New York--4.2%

   10,000    Metropolitan Transportation Authority, New York,
             Transit Facilities Revenue Bonds, Series A, 5.625%
             due 7/01/2007 (f)(j)                                        10,151
    3,230    New York City, New York, City IDA, Civic Facility
             Revenue Bonds (Special Needs Facilities Pooled
             Program), Series C-1, 6% due 7/01/2012                       3,333



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

  $ 4,050    New York City, New York, City IDA, Special Facility
             Revenue Bonds (British Airways Plc Project), AMT,
             7.625% due 12/01/2032                                   $    4,452
             New York City, New York, GO, Refunding:
    6,540         Series A, 6% due 5/15/2010 (j)                          6,976
    2,205         Series A, 6.25% due 5/15/2010 (j)(k)                    2,367
       60         Series A, 6% due 5/15/2021 (k)                             64
      675         Series H, 6% due 8/01/2007 (j)(k)                         683
      325         Series H, 6% due 8/01/2017 (k)                            329
             New York City, New York, GO, Series B (f):
    6,640         5.875% due 8/01/2010 (j)                                7,085
    1,300         5.875% due 8/01/2015                                    1,384
             New York State Dormitory Authority, Non-State
             Supported Debt, Revenue Refunding Bonds (Mount
             Sinai-NYU Medical Center Health System), Series A:
      590         6.50% due 7/01/2010 (j)                                   638
    2,410         6.50% due 7/01/2016                                     2,555
    1,680    New York State Dormitory Authority, Revenue
             Refunding Bonds, Series A:
                  (Mount Sinai Health), 6.50% due 7/01/2025               1,777
    3,000         (State University Educational Facilities), 7.50%
                  due 5/15/2013                                           3,512
    1,360    New York State Environmental Facilities Corporation,
             State Clean Water and Drinking Revenue Bonds
             (Revolving Funds), Series B, 5.875% due 1/15/2019            1,427
    2,285    Oneida County, New York, IDA Revenue Bonds
             (Civic Facility-Faxton Hospital), Series C, 6.625%
             due 1/01/2015 (m)                                            2,436
    3,000    Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds, AMT, Thirty-Seventh
             Series, 5.50% due 7/15/2018 (h)                              3,218
       95    Suffolk County, New York, IDA, Civic Facility Revenue
             Bonds (Special Needs Facilities Pooled Program),
             Series D-1, 6% due 7/01/2012                                    98
    5,000    Triborough Bridge and Tunnel Authority, New
             York, Subordinate Revenue Bonds, 5.125%
             due 11/15/2026 (c)                                           5,211
      705    Westchester County, New York, IDA, Civic Facilities
             Revenue Bonds (Special Needs Facilities Pooled
             Program), Series E-1, 6% due 7/01/2012                         726
    8,095    Westchester County, New York, IDA, Continuing Care
             Retirement, Mortgage Revenue Bonds (Kendal on
             Hudson Project), Series A, 6.50% due 1/01/2034               8,606

North Carolina--2.8%

      920    Brunswick County, North Carolina, COP, 6%
             due 6/01/2010 (h)(j)                                           981
    4,000    North Carolina Eastern Municipal Power Agency,
             Power System Revenue Bonds, Series D, 6.75%
             due 1/01/2026                                                4,250
    4,440    North Carolina Eastern Municipal Power Agency,
             Power System Revenue Refunding Bonds, Series D,
             6.70% due 1/01/2019 (o)                                      4,723
    4,390    North Carolina HFA, Home Ownership Revenue
             Bonds, AMT, Series 9-A, 5.80% due 1/01/2020                  4,508
             North Carolina Medical Care Commission, Health
             Care Facilities, First Mortgage Revenue Bonds
             (Presbyterian Homes Project):
    2,500         6.875% due 10/01/2010 (j)                               2,718
    3,000         5.50% due 10/01/2031                                    3,094



     Face
   Amount    Municipal Bonds                                           Value

North Carolina (concluded)

             North Carolina Medical Care Commission,
             Health Care Facilities, First Mortgage Revenue
             Refunding Bonds:
  $ 2,500         (Presbyterian Homes Project), Series B, 5.20%
                  due 10/01/2021                                     $    2,525
    1,100         (Salemtowne Project), 5.10% due 10/01/2030              1,076
             North Carolina Medical Care Commission, Retirement
             Facilities, First Mortgage Revenue Bonds (j):
    1,625         (Forest at Duke Project), 6.375% due 9/01/2012          1,715
    2,500         (Givens Estates Project), Series A, 6.50%
                  due 7/01/2013                                           2,830
    5,000    North Carolina Medical Care Commission, Retirement
             Facilities, First Mortgage Revenue Refunding Bonds
             (Forest at Duke Project), 5.125% due 9/01/2032               5,025
             North Carolina Municipal Power Agency Number 1,
             Catawba Electric Revenue Refunding Bonds, Series B:
      500         6.375% due 1/01/2013                                      528
    1,080         6.375% due 1/01/2013 (o)                                1,141
    5,000         6.50% due 1/01/2020                                     5,315
    2,500         6.50% due 1/01/2020 (o)                                 2,657
             Piedmont Triad Airport Authority, North Carolina,
             Airport Revenue Refunding Bonds, Series A (h)(j):
    1,000         6% due 7/01/2009                                        1,051
    1,000         6.375% due 7/01/2009                                    1,058

Ohio--1.3%

      285    Ohio HFA, Mortgage Revenue Bonds, AMT, Series A-1,
             6.15% due 3/01/2029 (d)                                        292
    6,900    Ohio HFA, Mortgage Revenue Refunding Bonds, AMT,
             Series C, 5.90% due 9/01/2035 (i)                            7,154
    8,000    Ohio State Air Quality Development Authority
             Revenue Refunding Bonds (Ohio Power Company),
             Series C, 5.15% due 5/01/2026 (c)                            8,201
    1,470    Port of Greater Cincinnati Development Authority,
             Ohio, Special Assessment Revenue Bonds
             (Cooperative Public Parking Infrastructure Project),
             6.40% due 2/15/2034                                          1,567
    3,005    Toledo-Lucas County, Ohio, Lodging Tax Revenue
             Refunding Bonds (Convention Center Project), 5.70%
             due 10/01/2015 (f)                                           3,069

Oklahoma--0.6%

   10,000    Tulsa County, Oklahoma, Industrial Authority, Health
             Care Revenue Refunding Bonds (Saint Francis Health
             System), 5% due 12/15/2036                                  10,105

Oregon--0.3%

             Forest Grove, Oregon, Campus Improvement Revenue
             Refunding Bonds (Pacific University) (j)(m):
      250         6% due 5/01/2010                                          264
      250         6.20% due 5/01/2010                                       265
             Oregon State Housing and Community Services
             Department, Mortgage Revenue Refunding Bonds
             (S/F Mortgage Program) Series A:
       55         6.40% due 7/01/2018                                        56
       35         AMT, 6.20% due 7/01/2027                                   36
      500    Portland, Oregon, M/F Housing Authority Revenue
             Bonds (Lovejoy Station Apartments Project), AMT,
             5.90% due 7/01/2023 (f)                                        511
             Portland, Oregon, Urban Renewal and Redevelopment
             Revenue Refunding Bonds, Series A (c):
    1,000         (Downtown Waterfront), 5.75% due 6/15/2018              1,058
    3,190         (South Park Blocks), 5.75% due 6/15/2018                3,374



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Pennsylvania--1.7%

  $ 3,640    Allegheny County, Pennsylvania, IDA, Environmental
             Improvement Revenue Refunding Bonds, 5.50%
             due 11/01/2016                                          $    3,832
    2,220    Allegheny County, Pennsylvania, Sanitation Authority,
             Sewer Revenue Bonds, 5.75% due 12/01/2010 (f)(j)             2,362
    1,760    Bucks County, Pennsylvania, IDA, Retirement
             Community Revenue Bonds (Ann's Choice Inc.),
             Series A, 6.125% due 1/01/2025                               1,854
    7,750    Delaware County, Pennsylvania, IDA, Revenue
             Refunding Bonds (Resource Recovery Facility),
             Series A, 6.10% due 7/01/2013                                7,960
    1,000    Harrisburg, Pennsylvania, Authority, University
             Revenue Bonds (Harrisburg University of Science),
             Series A, 5.40% due 9/01/2016                                1,003
    4,000    Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds (University of Pennsylvania
             Medical Center Health System), Series A, 6%
             due 1/15/2031                                                4,268
    1,265    Philadelphia, Pennsylvania, Authority for IDR,
             Commercial Development, 7.75% due 12/01/2017                 1,268
             Sayre, Pennsylvania, Health Care Facilities Authority,
             Revenue Refunding Bonds (Guthrie Healthcare
             System), Series A:
    3,915         5.875% due 12/01/2011 (j)                               4,236
    1,085         5.875% due 12/01/2031                                   1,150

Rhode Island--0.5%

    6,815    Rhode Island State Economic Development
             Corporation, Airport Revenue Bonds, Series B, 6%
             due 7/01/2010 (e)(j)                                         7,270
    1,000    Rhode Island State Economic Development
             Corporation Revenue Bonds (Providence Place Mall),
             6.125% due 7/01/2020 (m)                                     1,082

South Carolina--0.9%

             Medical University Hospital Authority, South Carolina,
             Hospital Facilities Revenue Refunding Bonds (j):
    2,450         6.50% due 8/15/2012                                     2,731
    5,400         Series A, 6.375% due 8/15/2012                          5,989
    5,000    South Carolina Jobs EDA, Residential Care Facilities
             Revenue Bonds (South Carolina Episcopal--
             Still Hopes Residence Project), Series A, 6.375%
             due 5/15/2032                                                5,210

South Dakota--0.4%

    3,750    Pierre, South Dakota, School District Number 32-2,
             GO, 5.75% due 8/01/2010 (h)(j)                               3,945
    1,680    South Dakota, HDA, Homeownership Revenue Bonds,
             AMT, Series C, 5.375% due 5/01/2018                          1,704

Tennessee--1.4%

             Chattanooga, Tennessee, IDB, Lease Rent Revenue
             Bonds (Southside Redevelopment Corporation) (c):
    4,485         5.75% due 10/01/2017                                    4,728
    3,740         5.75% due 10/01/2018                                    3,928
    1,000    Johnson City, Tennessee, Health and Educational
             Facilities Board, Retirement Facility Revenue Bonds
             (Appalachian Christian Village Project), Series A,
             6.25% due 2/15/2032                                          1,039
    4,950    McMinn County, Tennessee, IDB, Solid Waste Revenue
             Bonds (Recycling Facility-Calhoun Newsprint), AMT,
             7.40% due 12/01/2022                                         5,014
    7,300    Shelby County, Tennessee, Health, Educational and
             Housing Facility Board, Hospital Revenue Refunding
             Bonds (Methodist Healthcare), 6.50% due 9/01/2012 (j)        8,145



     Face
   Amount    Municipal Bonds                                           Value

Texas--12.8%

  $ 5,000 Alliance Airport Authority, Inc., Texas, Special Facilities Revenue Refunding Bonds (American Airlines Inc.
             Project), AMT, 5.75% due 12/01/2029                     $    4,984
             Austin, Texas, Convention Center Revenue Bonds
             (Convention Enterprises Inc.), First Tier, Series A (j):
    5,300         6.60% due 1/01/2011                                     5,745
    2,300         6.70% due 1/01/2011                                     2,500
   10,630    Austin, Texas, Revenue Bonds (Town Lake Community
             Events Center Venue), 6.20% due 11/15/2009 (e)(j)           11,189
             Bexar County, Texas, Health Facilities Development
             Corporation, Revenue Refunding Bonds (Army
             Retirement Residence Project) (j):
      600         6.125% due 7/01/2012                                      660
    1,750         6.30% due 7/01/2012                                     1,939
    2,280    Brazos River Authority, Texas, PCR, Refunding (TXU
             Energy Company LLC Project), AMT, Series A, 7.70%
             due 4/01/2033                                                2,592
    4,250    Brazos River Authority, Texas, Revenue Refunding
             Bonds (Reliant Energy Inc. Project), Series B, 7.75%
             due 12/01/2018                                               4,431
    3,700    Brazos River, Texas, Harbor Navigation District,
             Brazoria County Environmental Revenue Refunding
             Bonds (Dow Chemical Company Project), AMT,
             Series A-7, 6.625% due 5/15/2033                             4,021
      525    Central Texas Housing Finance Corporation, S/F
             Mortgage Revenue Bonds (GNMA Mortgage
             Program), AMT, 8.20% due 6/28/2017 (b)(d)                      542
    3,620 Dallas-Fort Worth, Texas, International Airport Facility Improvement Corporation, Revenue Bonds (Learjet
             Inc.), AMT, Series A-1, 6.15% due 1/01/2016                  3,639
      600    Dallas, Texas, Industrial Development Corporation,
             IDR (CR/PL Inc. Project), AMT, 7.50% due 8/01/2017             603
    4,825    Dawson County, Texas, Hospital District, GO, 5.125%
             due 2/15/2031 (c)                                            4,977
    1,260    Fort Bend County, Texas, Municipal Utility District
             Number 23, GO, 6.625% due 9/01/2007 (j)(m)                   1,266
             Gregg County, Texas, Health Facilities Development
             Corporation, Hospital Revenue Bonds (Good Shepherd
             Medical Center Project) (j)(m):
    3,500         6.375% due 10/01/2010                                   3,783
    1,000         6.875% due 10/01/2010                                   1,096
    5,465    Gulf Coast Waste Disposal Authority, Texas, Revenue
             Refunding Bonds (International Paper Company),
             AMT, Series A, 6.10% due 8/01/2024                           5,759
             HFDC of Central Texas, Inc., Retirement Facilities
             Revenue Bonds, Series A:
    2,255         5.75% due 11/01/2036                                    2,317
    1,850         (Village at Gleannloch Farms), 5.50%
                  due 2/15/2037                                           1,880
   15,000    Houston, Texas, Airport System Revenue
             Refunding Bonds, Sub-Lien, AMT, Series A, 5.50%
             due 7/01/2023 (h)                                           15,460
    6,000    Houston, Texas, Airport System, Special Facilities
             Revenue Bonds (Continental Airlines), AMT, Series E,
             7% due 7/01/2029                                             6,451
             Houston, Texas, Combined Utility System, First Lien
             Revenue Refunding Bonds, Series A:
    2,000         5.125% due 5/15/2028 (f)                                2,071
   13,600         5% due 11/15/2036 (h)                                  14,010
    4,000    Kerrville, Texas, Health Facilities Development
             Corporation, Hospital Revenue Bonds (Sid Peterson
             Memorial Hospital Project), 5.25% due 8/15/2021              4,086



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Texas (concluded)

  $ 8,080    Matagorda County, Texas, Navigation District
             Number 1, Revenue Refunding Bonds (Reliant Energy
             Inc.), Series C, 8% due 5/01/2029                       $    8,427
    7,350    Matagorda County, Texas, Port of Bay City Authority
             Revenue Bonds (Hoechst Celanese Corp. Project),
             AMT, 6.50% due 5/01/2026                                     7,433
    4,825    Port Corpus Christi, Texas, Individual Development
             Corporation, Environmental Facilities Revenue Bonds
             (Citgo Petroleum Corporation Project), AMT, 8.25%
             due 11/01/2031                                               4,933
    1,000    Red River, Texas, Education Finance Revenue
             Bonds (Saint Mark's School--Texas Project), 6%
             due 8/15/2019                                                1,044
      830    South Plains, Texas, Housing Finance Corporation,
             S/F Mortgage Revenue Bonds, AMT, Series A, 7.30%
             due 9/01/2031 (i)                                              841
             Southeast Texas Housing Finance Corporation,
             Revenue Bonds, AMT (d)(l):
       10         Series A, 8% due 11/01/2025                                10
      120         Series B, 8.50% due 11/01/2025                            122
             Tarrant County, Texas, Cultural Education Facilities
             Financing Corporation, Retirement Facilities Revenue
             Refunding Bonds (Northwest Senior Housing--
             Edgemere Project), Series A:
    2,200         6% due 11/15/2026                                       2,338
    3,000         6% due 11/15/2036                                       3,173
             Texas State Affordable Housing Corporation, S/F
             Mortgage Revenue Bonds, AMT (i)(l):
    5,000         (Fire Fighter and Law Enforcement or Security
                  Officer Home Loan Program), Series C, 5.45%
                  due 12/01/2039                                          5,196
    6,250         (Professional Educators Home Loan Program),
                  Series A-1, 5.50% due 12/01/2039                        6,520
             Texas State Public Finance Authority, Building
             Revenue Bonds (h)(j):
    2,100         (General Services Commission Project), Series A,
                  6% due 2/01/2010                                        2,206
    1,000         (State Preservation Project), Series B, 6%
                  due 8/01/2009                                           1,043
   45,000    Texas State Turnpike Authority, Central Texas Turnpike
             System Revenue Bonds, First Tier, Series A, 5.75%
             due 8/15/2038 (c)                                           48,057
    4,930    Upper Trinity Regional Water District, Texas, Water
             Revenue Bonds (Regional Treated Water Supply
             System), Series A, 6% due 8/01/2010 (e)(j)                   5,221
             Webster, Texas, GO, COP, Series A (h):
    1,500         6% due 3/01/2010 (j)                                    1,577
      805         6% due 3/01/2021                                          845
    1,250    West Central Texas Regional Housing Finance
             Corporation, S/F Mortgage Revenue Bonds (Mortgage-
             Backed Securities Program), AMT, Series A, 5.35%
             due 12/01/2039 (i)(l)                                        1,282

Utah--0.0%

      755    Utah State HFA, S/F Mortgage Revenue Refunding
             Bonds, AMT, Series C, Class III, 5.50% due 1/01/2018           764

Virginia--0.6%

             Albermarle County, Virginia, IDA, Residential Care
             Facilities, Mortgage Revenue Refunding Bonds
             (Westminster-Canterbury):
    1,750         5% due 1/01/2024                                        1,754
    1,100         5% due 1/01/2031                                        1,095



     Face
   Amount    Municipal Bonds                                           Value

Virginia (concluded)

  $ 2,425    Chesterfield County, Virginia, IDA, PCR, Refunding
             (Virginia Electric and Power Company), Series B,
             5.875% due 6/01/2017                                    $    2,581
    3,250    Fairfax County, Virginia, EDA, Residential Care
             Facilities, Mortgage Revenue Refunding Bonds
             (Goodwin House, Inc.), 5.125% due 10/01/2037                 3,261
             Norfolk, Virginia, Redevelopment and Housing
             Authority, First Mortgage Revenue Bonds (Retirement
             Community), Series A:
      500         6% due 1/01/2025                                          521
    1,100         6.125% due 1/01/2035                                    1,149

Washington--1.7%

    5,000    Energy Northwest, Washington, Electric Revenue
             Refunding Bonds (Project Number 3), Series A, 5.50%
             due 7/01/2017 (h)                                            5,308
    3,000    Port of Seattle, Washington, Special Facilities Revenue
             Bonds, Series A, 6% due 3/01/2010 (f)(j)                     3,183
    3,010    Seattle, Washington, Drain and Wastewater Utility
             Revenue Bonds, 5.75% due 11/01/2009 (f)(j)                   3,163
             Seattle, Washington, Housing Authority Revenue Bonds:
    2,750         (Newholly Project), AMT, 6.25% due 12/01/2035           2,839
    4,710         (Replacement Housing Project), 6.125%
                  due 12/01/2032                                          4,820
    7,750    Tacoma, Washington, Electric System Revenue
             Refunding Bonds, Series A, 5.75% due 1/01/2011 (h)(j)        8,266

Wisconsin--0.6%

      990    Wisconsin Housing and Economic Development
             Authority, Home Ownership Revenue Bonds, AMT,
             Series C, 6% due 9/01/2036                                   1,043
    1,960    Wisconsin State, GO, AMT, Series B, 6.20%
             due 11/01/2026 (f)                                           1,979
             Wisconsin State Health and Educational Facilities
             Authority Revenue Bonds (SynergyHealth Inc.):
    3,155         6% due 11/15/2023                                       3,360
    3,700         6% due 11/15/2032                                       3,954

Guam--0.0%

      115    Guam Housing Corporation, S/F Mortgage Revenue
             Bonds, AMT, Series A, 5.75% due 9/01/2031 (l)                  120

Puerto Rico--2.3%

    8,045    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Bonds, 5.75% due 7/01/2022                                   8,660
             Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax and Capital Appreciation
             Revenue Bonds, Series A (p):
   10,000         4.83% due 7/01/2030 (e)                                 3,358
   10,000         4.64% due 7/01/2032 (e)                                 3,030
   12,605         4.96% due 7/01/2035 (c)                                 3,278
             Puerto Rico Commonwealth, Public Improvement,
             GO, Refunding:
      785         5.70% due 7/01/2020 (f)                                   823
    5,500         Series B, 5.25% due 7/01/2032                           5,732
   11,665    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series NN, 5.125% due 7/01/2013 (j)                  12,398

U.S. Virgin Islands--0.6%

    8,000    Virgin Islands Government Refinery Facilities,
             Revenue Refunding Bonds (Hovensa Coker Project),
             AMT, 6.50% due 7/01/2021                                     8,915

             Total Municipal Bonds
             (Cost--$1,371,784)--87.7%                                1,411,830



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (concluded)
                                              BlackRock National Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds Held in Trust (a)                         Value

California--1.9%

  $28,500    Los Angeles, California, Unified School District, GO,
             Series A, 5% due 1/01/2028 (f)                          $   30,133

Connecticut--0.7%

   10,045    Connecticut State Health and Educational Facilities
             Authority Revenue Refunding Bonds (Eastern
             Connecticut Health Network), Series A, 6.50%
             due 7/01/2030 (m)                                           10,854

Florida--2.2%

   14,000    Lee County, Florida, Airport Revenue Bonds, AMT,
             Series A, 6% due 10/01/2029 (h)                             14,845
   20,115    Port St. Lucie, Florida, Utility Revenue Bonds, 5.125%
             due 9/01/2036 (f)                                           20,989

Illinois--1.4%

   21,235    Chicago, Illinois, Board of Education, GO (Chicago
             School Reform), 5.75% due 12/01/2007 (c)                    21,827

Michigan--0.9%

   13,500    Hartland, Michigan, Consolidated School District,
             GO, Refunding, 5.125% due 5/01/2029                         13,800

New Jersey--2.7%

   22,000    New Jersey EDA, School Facilities Construction
             Revenue Bonds, Series O, 5.25% due 3/01/2024                23,279
   20,000    New Jersey State Turnpike Authority, Turnpike
             Revenue Refunding Bonds, Series A, 5.75%
             due 1/01/2018 (f)                                           20,832

Pennsylvania--2.4%

   36,210    Philadelphia, Pennsylvania, Redevelopment Authority
             Revenue Bonds (Neighborhood Transformation),
             Series A, 5.3% due 4/15/2026 (e)                            37,758

South Carolina--1.3%

   21,215    South Carolina State Ports Authority, Ports Revenue
             Bonds, AMT, 5.30% due 7/01/2026 (h)                         21,587



     Face
   Amount    Municipal Bonds Held in Trust (a)                         Value

Texas--4.8%

  $36,500    Dallas-Fort Worth, Texas, International Airport Revenue
             Bonds, AMT, Series A, 6% due 11/01/2024 (e)             $   37,881
   18,860    Houston, Texas, Airport System Revenue Refunding
             Bonds, Sub Lien, Series B, 5.20% due 7/01/2018 (e)          19,129
   20,000    Houston, Texas, Combined Utility System, First Lien
             Revenue Refunding Bonds, Series A, 5.125%
             due 5/15/2028 (f)                                           20,712

Puerto Rico--0.8%

    4,000    Puerto Rico Commonwealth, Public Improvement,
             GO, Refunding, 5.7% due 7/01/2020 (f)                        4,191
             Puerto Rico Industrial Tourist Educational, Medical
             and Environmental Control Facilities Revenue Bonds
             (Hospital de la Concepcion), Series A:
    4,000         6.125% due 11/15/2025                                   4,265
    4,220         6.125% due 11/15/2030                                   4,515

             Total Municipal Bonds Held in Trust
             (Cost--$305,809)--19.1%                                    306,597



   Shares
     Held    Short-Term Securities

   28,606    Merrill Lynch Institutional Tax-Exempt Fund,
             3.59% (q)(r)                                                28,606

             Total Short-Term Securities
             (Cost--$28,606)--1.8%                                       28,606

Total Investments (Cost--$1,706,199*)--108.6%                         1,747,033
Other Assets Less Liabilities--0.9%                                      15,368
Liability for Trust Certificates, Including Interest
  Expense Payable--(9.5%)                                             (153,434)
                                                                   ------------
Net Assets--100.0%                                                 $  1,608,967
                                                                   ============


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $     1,557,397
                                                    ===============
    Gross unrealized appreciation                   $        47,287
    Gross unrealized depreciation                           (9,447)
                                                    ---------------
    Net unrealized appreciation                     $        37,840
                                                    ===============

(a) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
    See Note 1(c) to Financial Statements for details of municipal bonds held in trust.

(b) FHA Insured.

(c) AMBAC Insured.

(d) GNMA Collateralized.

(e) FGIC Insured.

(f) MBIA Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(h) FSA Insured.

(i) FNMA/GNMA Collateralized.

(j) Prerefunded.

(k) XL Capital Insured.

(l) FHLMC Collateralized.

(m) Radian Insured.

(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(o) ACA Insured.

(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(q) Represents the current yield as of June 30, 2007.

(r) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund     (24,918)        $1,477

(s) Escrowed to maturity.

    See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments as of June 30, 2007
                                            BlackRock High Yield Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Alabama--0.7%

  $   500    Tuscaloosa, Alabama, Special Care Facilities Financing
             Authority, Residential Care Facility Revenue Bonds
             (Capstone Village, Inc. Project), Series A, 5.875%
             due 8/01/2036                                           $      504

Arizona--3.9%

      300    Maricopa County, Arizona, IDA, Education Revenue
             Bonds (Arizona Charter Schools Project 1), Series A,
             6.75% due 7/01/2029                                            304
    1,000    Phoenix, Arizona, IDA, Airport Facility, Revenue
             Refunding Bonds (America West Airlines Inc. Project),
             AMT, 6.30% due 4/01/2023                                     1,013
      285    Pima County, Arizona, IDA, Education Revenue
             Refunding Bonds (Arizona Charter Schools Project),
             Series O, 5.25% due 7/01/2031                                  289
      700    Pima County, Arizona, IDA, S/F Mortgage
             Revenue Refunding Bonds, VRDN, AMT, 5.23%
             due 4/25/2008 (j)                                              700
      500    Queen Creek Improvement District Number 001,
             Arizona, Special Assessment Bonds, 5%
             due 1/01/2032                                                  496

California--4.8%

    1,500    Golden State Tobacco Securitization Corporation of
             California, Tobacco Settlement Revenue Refunding
             Bonds, Senior Series A-1, 5.125% due 6/01/2047               1,464
      500    Lammersville, California, School District, Special Tax
             Bonds (Community Facilities District Number 2002--
             Mountain House), 5.125% due 9/01/2035                          496
      500    Roseville, California, Special Tax Bonds (Fiddyment
             Ranch Community Facilities Number 1), 5.25%
             due 9/01/2036                                                  504
      500    Temecula, California, Public Financing Authority,
             Community Facilities District Number 01-2, Special
             Tax Refunding Bonds, Sub-Series B, 5.10%
             due 9/01/2036                                                  497
      565    Temecula Valley, California, Unified School District,
             Community Facilities District Number 2005-1, Special
             Tax Bonds, 5% due 9/01/2036                                    553

Colorado--3.8%

      750    Aspen Valley Hospital District, Colorado, Revenue
             Refunding Bonds, 5% due 10/15/2026                             745
    1,000    Colorado HFA, Revenue Refunding Bonds (Adventist
             Health System/Sunbelt Obligor Group), Series D,
             5.25% due 11/15/2035                                         1,024
      450    Colorado Health Facilities Authority, Revenue
             Refunding Bonds (Christian Living Communities
             Project), Series A, 5.75% due 1/01/2037                        467
      500    Sorrel Ranch Metropolitan District, Colorado, Limited
             Tax, GO, 5.75% due 12/01/2036                                  508

Connecticut--1.4%

    1,000    Connecticut State Health and Educational Facilities
             Authority Revenue Bonds (University of Hartford),
             Series G, 5.25% due 7/01/2036 (h)                            1,044

Florida--9.7%

      605    Easton Park Community Development District,
             Florida, Capital Improvement Revenue Bonds, 5.20%
             due 5/01/2037                                                  573
      490    Highland Meadows Community Development District,
             Florida, Special Assessment Bonds, Series A, 5.50%
             due 5/01/2036                                                  489



     Face
   Amount    Municipal Bonds                                           Value

Florida (concluded)

  $ 1,000    Hillsborough County, Florida, IDA, Hospital Revenue
             Bonds (Tampa General Hospital Project), 5.25%
             due 10/01/2041                                          $    1,019
      300    Jacksonville, Florida, Economic Development
             Commission, IDR (Gerdau Ameristeel US, Inc.), AMT,
             5.30% due 5/01/2037                                            297
             Lee County, Florida, IDA, Health Care Facilities,
             Revenue Refunding Bonds (Shell Point/Alliance
             Obligor Group):
      500         5% due 11/15/2029                                         490
      600         5% due 11/15/2032                                         586
      570    Lee County, Florida, IDA, IDR (Lee Charter
             Foundation), Series A, 5.375% due 6/15/2037                    560
      500    New River Community Development District, Florida,
             Capital Improvement Revenue Bonds, Series B, 5%
             due 5/01/2013                                                  493
    1,000    Pine Ridge Plantation Community Development
             District, Florida, Capital Improvement and Special
             Assessment Bonds, Series B, 5% due 5/01/2011                   992
      500    Santa Rosa Bay Bridge Authority, Florida, Revenue
             Bonds, 6.25% due 7/01/2028                                     502
             Sarosota County, Florida, Health Care Facilities
             Authority, Retirement Facility Revenue Refunding
             Bonds (Village on the Isle Project):
      210         5.50% due 1/01/2027                                       214
      190         5.50% due 1/01/2032                                       193
      650    Watergrass Community Development District, Florida,
             Special Assessment Revenue Bonds, Series A, 5.375%
             due 5/01/2039                                                  631

Georgia--2.9%

      500    Brunswick and Glynn County, Georgia, Development
             Authority, First Mortgage Revenue Bonds (Coastal
             Community Retirement Corporation Project), Series A,
             7.25% due 1/01/2035                                            397
      180    Gainesville, Georgia, Redevelopment Authority,
             Educational Facilities Revenue Refunding Bonds
             (Riverside Military Academy), 5.125% due 3/01/2027             182
    1,000    Richmond County, Georgia, Development Authority,
             Environmental Improvement Revenue Bonds
             (International Paper Co. Projects), AMT, Series A, 5%
             due 8/01/2030                                                1,000
      555    Savannah, Georgia, EDA, First Mortgage Revenue
             Bonds (Marshes of Skidaway), Series B, 6%
             due 1/01/2034                                                  549

Illinois--3.5%

    1,000    Chicago, Illinois, O'Hare International Airport, Special
             Facility Revenue Refunding Bonds (American Airlines
             Inc. Project), 5.50% due 12/01/2030                            995
    1,000    Illinois Development Finance Authority, Solid Waste
             Disposal Revenue Bonds (Waste Management Inc.
             Project), VRDN, AMT, 5.05% due 1/01/2010 (j)                 1,011
      500    Illinois State Finance Authority Revenue Bonds (Three
             Crowns Park Plaza), Series A, 5.875% due 2/15/2038             521

Indiana--2.4%

      700    Indiana Health and Educational Facilities Financing
             Authority, Hospital Revenue Bonds (Community
             Foundation of Northwest Indiana), 5.50%
             due 3/01/2037                                                  709



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                            BlackRock High Yield Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Indiana (concluded)

             Indiana Health Facilities Financing Authority, Hospital
             Revenue Refunding Bonds (Methodist Hospital, Inc.):
  $   185         5.375% due 9/15/2022                               $      186
      525         5.50% due 9/15/2031                                       529
             Vigo County, Indiana, Hospital Authority Revenue
             Bonds (Union Hospital, Inc.):
      155         5.70% due 9/01/2037                                       156
      190         5.75% due 9/01/2042                                       191

Iowa--0.7%

      500    Iowa Financing Authority, Health Facilities Revenue
             Refunding Bonds (Care Initiatives Project), Series A,
             5% due 7/01/2019                                               496

Kansas--5.2%

    1,350    Lenexa, Kansas, Health Care Facility, Revenue
             Refunding Bonds, 5.50% due 5/15/2039                         1,374
    1,000    Manhattan, Kansas, Health Care Facilities Revenue
             Bonds (Meadowlark Hills Retirement), Series B,
             5.125% due 5/15/2042                                           967
      990    Sedgwick and Shawnee Counties, Kansas, S/F
             Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT, Series B-2, 5.25%
             due 12/01/2038 (b)(c)                                        1,018
      450    Wyandotte County, Kansas, Kansas City Unified
             Government Revenue Refunding Bonds (General
             Motors Corporation Project), 6% due 6/01/2025                  453

Kentucky--2.3%

    1,725    Trimble County, Kentucky, Environmental Facilities
             Revenue Refunding Bonds, 4.60% due 6/01/2033 (a)             1,666

Maryland--3.9%

      540    Baltimore, Maryland, Convention Center
             Hotel Revenue Bonds, Sub-Series B, 5.875%
             due 9/01/2039                                                  569
      500    Howard County, Maryland, Retirement Community
             Revenue Refunding Bonds (Columbia Vantage
             House Corporation), Series A, 5.25% due 4/01/2033              490
    1,000    Maryland State Energy Financing Administration,
             Limited Obligation Revenue Bonds (Cogeneration-
             AES Warrior Run), AMT, 7.40% due 9/01/2019                   1,006
             Maryland State Health and Higher Educational
             Facilities Authority Revenue Bonds:
      500         (King Farm Presbyterian Community), Series A,
                  5.30% due 1/01/2037                                       493
      250         (Washington Christian Academy), 5.25%
                  due 7/01/2018                                             251

Massachusetts--1.4%

      390    Massachusetts State Development Finance Agency
             Revenue Bonds (Curry College), Series A, 5.25%
             due 3/01/2026 (e)                                              401
      645    Massachusetts State Health and Educational
             Facilities Authority, Revenue Refunding Bonds
             (Bay Cove Human Services Issue), Series A, 5.90%
             due 4/01/2028                                                  653

Michigan--0.4%

      310    Garden City, Michigan, Hospital Finance Authority,
             Hospital Revenue Refunding Bonds (Garden City
             Hospital Obligation), Series A, 5% due 8/15/2038               287



     Face
   Amount    Municipal Bonds                                           Value

Missouri--0.5%

             Branson, Missouri, Regional Airport Transportation
             Development District, Airport Revenue Bonds:
  $   250         AMT, Series B, 6% due 7/01/2037                    $      247
       95         Series A, 6% due 7/01/2037                                 96

Nevada--1.3%

    1,000    Clark County, Nevada, IDR (Southwest Gas Corp.
             Project), AMT, Series A, 4.75% due 9/01/2036 (f)               962

New Hampshire--3.6%

             New Hampshire Health and Education Facilities
             Authority, Revenue Refunding Bonds:
      950         (Havenwood-Heritage Heights Retirement
                  Community), Series A, 5.40% due 1/01/2030                 950
    1,015         (Southern New Hampshire University), 5%
                  due 1/01/2027 (e)                                       1,028
      650    New Hampshire State Business Financing
             Authority, Solid Waste Disposal Revenue Bonds
             (Waste Management Inc. Project), AMT, 5.20%
             due 5/01/2027                                                  660

New Jersey--4.7%

    1,000    New Jersey EDA, Retirement Community Revenue
             Refunding Bonds (Seabrook Village, Inc.), 5.25%
             due 11/15/2036                                               1,000
      490    New Jersey EDA, Special Facility Revenue Bonds
             (Continental Airlines Inc. Project), AMT, 6.625%
             due 9/15/2012                                                  517
      650    New Jersey Health Care Facilities Financing Authority
             Revenue Bonds (Pascack Valley Hospital Association),
             6.625% due 7/01/2036                                           576
    1,000    New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds (South Jersey Hospital
             System), 5% due 7/01/2046                                      996
      385    Tobacco Settlement Financing Corporation of New
             Jersey, Revenue Refunding Bonds, Series 1A, 5%
             due 6/01/2041                                                  363

New York--8.4%

      500    Erie County, New York, IDA, Revenue Bonds
             (Orchard Park CCRC, Inc. Project), Series A, 6%
             due 11/15/2036                                                 526
      500    Genesee County, New York, IDA, Civic Facility
             Revenue Refunding Bonds (United Memorial Medical
             Center Project), 5% due 12/01/2032                             480
    1,000    Nassau County, New York, Tobacco Settlement
             Corporation, Senior Asset-Backed Revenue Refunding
             Bonds, Series A-3, 5% due 6/01/2035                          1,005
      750    New York City, New York, City IDA, Special Facility
             Revenue Bonds (JetBlue Airways Corporation Project),
             AMT, 5.125% due 5/15/2030                                      714
      805    New York City, New York, GO, Sub-Series I-1, 5%
             due 4/01/2025                                                  832
    1,000    New York Liberty Development Corporation Revenue
             Bonds (National Sports Museum Project), Series A,
             6.125% due 2/15/2019                                         1,038
    1,000    New York State Dormitory Authority, Non-State
             Supported Debt, Revenue Refunding Bonds (New
             York University Hospital Center), Series A, 5%
             due 7/01/2026                                                1,002



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (continued)
                                            BlackRock High Yield Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

  $   500    Onondaga County, New York, IDA, PCR (Anheuser-
             Busch Companies, Inc. Project), Refunding, Series A,
             4.875% due 7/01/2041                                    $      501

North Carolina--0.7%

      500    North Carolina Medical Care Commission, Health
             Care Facilities, First Mortgage Revenue Refunding
             Bonds (Salemtowne Project), 5.10% due 10/01/2030               489

North Dakota--1.4%

    1,000    Ward County, North Dakota, Health Care Facility
             Revenue Refunding Bonds (Trinity Health Obligated
             Group), 5.125% due 7/01/2029                                 1,002

Ohio--1.2%

      875    Richland County, Ohio, Hospital Facilities Revenue
             Refunding Bonds (MedCentral Health System), 5.25%
             due 11/15/2036                                                 896

Oklahoma--0.5%

      355    Oklahoma State Development Finance Authority,
             Revenue Refunding Bonds (Saint John Health
             System), 5% due 2/15/2042                                      357

Pennsylvania--1.7%

      735    Allegheny County, Pennsylvania, Hospital
             Development Authority, Health System Revenue
             Refunding Bonds (West Penn Allegheny Health
             System), Series A, 5.375% due 11/15/2040                       730
      500    Harrisburg, Pennsylvania, Authority, University
             Revenue Bonds (Harrisburg University of Science),
             Series B, 6% due 9/01/2036                                     515

Rhode Island--1.3%

    1,000    Rhode Island Housing and Mortgage Finance
             Corporation, Homeownership Opportunity Revenue
             Bonds, AMT, Series 53-B, 5% due 10/01/2046                     970

South Carolina--2.3%

    1,000    Connector 2000 Association, Inc., South Carolina,
             Toll Road and Capital Appreciation Revenue Bonds,
             Senior Series B, 7.97% due 1/01/2015 (k)                       554
      500    Myrtle Beach, South Carolina, Tax Increment
             Revenue Bonds (Myrtle Beach Air Force Base),
             Series A, 5.25% due 11/01/2026                                 505
      600    South Carolina Jobs, EDA, Health Care Facilities,
             First Mortgage Revenue Refunding Bonds (Luthern
             Homes), 5.50% due 5/01/2028                                    595

Tennessee--1.0%

      700    Sullivan County, Tennessee, Health, Educational &
             Housing Facilities Board, Hospital Revenue Bonds
             (Wellmont Health System Project), Series C, 5.25%
             due 9/01/2036                                                  711

Texas--9.1%

             Alliance Airport Authority, Inc., Texas, Special
             Facilities Revenue Refunding Bonds, AMT:
    1,000         (American Airlines Inc. Project), 5.75%
                  due 12/01/2029                                            997
      500         (FedEx Corp. Project), 4.85% due 4/01/2021                493



     Face
   Amount    Municipal Bonds                                           Value

Texas (concluded)

  $   500    Brazos River Authority, Texas, PCR (TXU Energy
             Company LLC Project), AMT, 5% due 3/01/2041             $      463
      500    Dallas, Texas, Industrial Development Corporation,
             IDR (CR/PL Inc. Project), VRDN, AMT, 7.50%
             due 8/01/2017 (j)                                              503
      655    HFDC of Central Texas, Inc., Retirement Facilities
             Revenue Bonds, Series A, 5.75% due 11/01/2036                  673
    1,000    Harlandale, Texas, Independent School District,
             School Building, GO, 4.75% due 8/15/2040                       982
      500    Houston, Texas, Airport System, Special Facilities
             Revenue Bonds (Continental Airlines), AMT, Series E,
             7.375% due 7/01/2022                                           545
    1,000    Mission, Texas, Economic Development Corporation,
             Solid Waste Disposal Revenue Bonds (Allied Waste
             N.A. Inc Project), Series A, 5.20% due 4/01/2018               992
    1,000    Texas State Public Financing Authority, Charter
             School Financing Corporation, Revenue Refunding
             Bonds (KIPP, Inc.), Series A, 5% due 2/15/2036 (e)             994

Utah--2.2%

    1,640    Utah Housing Corporation, S/F Mortgage Revenue
             Bonds, AMT, Series A-1, Class I, 5% due 7/01/2037            1,620

Virginia--7.3%

    1,150    Albermarle County, Virginia, IDA, Residential Care
             Facilities, Mortgage Revenue Refunding Bonds
             (Westminster-Canterbury), 5% due 1/01/2031                   1,145
      300    Fairfax County, Virginia, EDA, Residential Care
             Facilities, Mortgage Revenue Refunding Bonds
             (Goodwin House, Inc.), 5.125% due 10/01/2042                   298
      500    Fairfax County, Virginia, EDA, Retirement Revenue
             Refunding Bonds (Greenspring Village Inc.), Series A,
             4.875% due 10/01/2036                                          485
      500    Farms of New Kent, Virginia, Community
             Development Authority, Special Assessment Bonds,
             Series C, 5.80% due 3/01/2036                                  496
      450    Henrico County, Virginia, EDA, Residential Care
             Facility, Mortgage Revenue Refunding Bonds
             (Westminster-Canterbury Of Winchester, Inc.), 5%
             due 10/01/2027                                                 448
      210    Lexington, Virginia, IDA, Residential Care Facility,
             Mortgage Revenue Refunding Bonds (Kendal at
             Lexington), Series A, 5.375% due 1/01/2028                     209
      750    Lynchburg, Virginia, IDA, Residential Care Facility,
             Mortgage Revenue Refunding Bonds (Westminster-
             Canterbury), 5% due 7/01/2031                                  733
      500    Tobacco Settlement Financing Corporation of Virginia,
             Revenue Refunding Bonds, Senior Series B-1, 5%
             due 6/01/2047                                                  478
    1,000    Virginia State, HDA, Commonwealth Mortgage
             Revenue Bonds, Series H, Sub-Series H-1, 5.35%
             due 7/01/2031 (g)                                            1,023

Washington--0.8%

      550    Washington State Housing Financing Commission,
             Nonprofit Revenue Bonds (Skyline at First Hill
             Project), Series A, 5.625% due 1/01/2038                       556



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Schedule of Investments (concluded)
                                            BlackRock High Yield Municipal Fund

                                                                 (In Thousands)

     Face
   Amount    Municipal Bonds                                           Value

Wisconsin--0.7%

  $   500    Wisconsin State Health and Educational Facilities
             Authority, Revenue Refunding Bonds (Franciscan
             Sisters Healthcare), 5% due 9/01/2026                 $        494

             Total Municipal Bonds
             (Cost--$70,574)--95.7%                                      69,641



   Shares
     Held    Mutual Funds                                              Value

    3,409    Merrill Lynch Institutional Tax-Exempt Fund,
             3.59% (d)(i)                                          $      3,409

             Total Mutual Funds
             (Cost--$3,409)--4.7%                                         3,409

Total Investments (Cost--$73,983*)--100.4%                               73,050
Liabilities in Excess of Other Assets--(0.4%)                             (316)
                                                                   ------------
Net Assets--100.0%                                                 $     72,734
                                                                   ============


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $        73,983
                                                    ===============
    Gross unrealized appreciation                   $           219
    Gross unrealized depreciation                           (1,152)
                                                    ---------------
    Net unrealized depreciation                     $         (933)
                                                    ===============

(a) AMBAC Insured.

(b) FHLMC Collateralized.

(c) FNMA/GNMA Collateralized.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net         Dividend
    Affiliate                                       Activity       Income

    Merrill Lynch Institutional Tax-Exempt Fund      3,409          $69

(e) ACA Insured.

(f) FGIC Insured.

(g) MBIA Insured.

(h) Radian Insured.

(i) Represents the current yield as of June 30, 2007.

(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

  o Forward interest rate swaps outstanding as of June 30, 2007 were as follows:

                                                  Notional       Unrealized
                                                   Amount       Depreciation

    Pay a fixed rate of 4.034% and receive
    a floating rate based on a 1-week
    Bond Market Association Rate

    Broker, JPMorganChase
    Expires September 2017                         $4,000          ($12)


    See Notes to Financial Statements.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Statements of Assets and Liabilities

                                                                    BlackRock        BlackRock       BlackRock        BlackRock
                                                                    Short-Term       Municipal        National        High Yield
                                                                    Municipal         Insured        Municipal        Municipal
As of June 30, 2007                                                    Fund             Fund            Fund             Fund
Assets

     Investments in unaffiliated securities, at value*          $  263,415,980   $  962,457,182   $1,718,427,098   $   69,641,240
     Investments in affiliated securities, at value**                6,603,202       22,067,601       28,605,978        3,408,907
     Unrealized appreciation on forward interest rate swaps                 --          290,400               --               --
     Cash                                                               86,769            5,567           90,061           16,092
     Receivables:
       Interest                                                      4,283,317       13,735,627       26,171,544        1,014,921
       Securities sold                                                      --        8,497,250       19,570,038        1,003,633
       Capital shares sold                                             408,464        1,093,615        7,255,342          167,848
       Dividends from affiliates                                            --           72,439               --               --
     Prepaid expenses and other assets                                  32,374          811,730          135,838           28,291
                                                                --------------   --------------   --------------   --------------
     Total assets                                                  274,830,106    1,009,031,411    1,800,255,899       75,280,932
                                                                --------------   --------------   --------------   --------------

Liabilities

     Trust certificates                                                     --      109,775,745      151,796,404               --
     Unrealized depreciation on forward interest rate swaps                 --               --               --           12,232
     Payables:
       Securities purchased                                                 --       16,108,068       29,799,694        2,183,928
       Dividends and distributions to shareholders                     737,338        2,717,164        4,904,320          259,994
       Capital shares redeemed                                         176,185          618,254        1,649,161            1,793
       Interest expense                                                     --          739,743        1,637,993               --
       Investment adviser                                               37,248          272,508          644,232           20,349
       Distributor                                                      16,857          105,658          267,825            4,494
       Other affiliates                                                 28,754           68,771          205,986            2,896
     Accrued expenses and other liabilities                            114,874          172,421          383,682           61,079
                                                                --------------   --------------   --------------   --------------
     Total liabilities                                               1,111,256      130,578,332      191,289,297        2,546,765
                                                                --------------   --------------   --------------   --------------

Net Assets

     Net assets                                                 $  273,718,850   $  878,453,079   $1,608,966,602   $   72,734,167
                                                                ==============   ==============   ==============   ==============

Net Assets Consist of

     Undistributed investment income--net                       $      484,004   $    2,864,565   $      984,199   $      103,720
     Undistributed (accumulated) realized capital
     gains (losses)--net                                           (9,518,515)      (3,215,488)     (30,719,959)          152,050
     Unrealized appreciation (depreciation)--net                     (516,004)       26,099,658       40,833,644        (945,506)
                                                                --------------   --------------   --------------   --------------
     Total accumulated earnings (losses)--net                      (9,550,515)       25,748,735       11,097,884        (689,736)
                                                                --------------   --------------   --------------   --------------
     BlackRock Common Stock, $.10 par value++                           24,845               --               --               --
     Institutional Common Stock, $.10 par value++++                  1,326,491        7,880,571        9,397,924          626,857
     Investor A Common Stock, $.10 par value++++++                      14,732        2,245,411        3,360,632           59,221
     Investor A1 Common Stock, $.10 par value++++++++                1,236,535               --               --               --
     Investor B Common Stock, $.10 par value++++++++++                 145,525          593,822          975,269               --
     Investor C Common Stock, $.10 par value++++++++++++                21,091           59,147          401,009           43,932
     Investor C1 Common Stock, $.10 par value++++++++++++++                 --          670,840        1,353,959               --
     Paid-in capital in excess of par                              280,500,146      841,254,553    1,582,379,925       72,693,893
                                                                --------------   --------------   --------------   --------------
     Net Assets                                                 $  273,718,850   $  878,453,079   $1,608,966,602   $   72,734,167
                                                                ==============   ==============   ==============   ==============


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Statements of Assets and Liabilities (concluded)

                                                                    BlackRock        BlackRock       BlackRock        BlackRock
                                                                    Short-Term       Municipal        National        High Yield
                                                                    Municipal         Insured        Municipal        Municipal
As of June 30, 2007                                                    Fund             Fund            Fund             Fund
Net Asset Value

     BlackRock:
     Net assets                                                 $    2,456,503               --               --               --
                                                                ==============   ==============   ==============   ==============
     Shares outstanding                                                248,454               --               --               --
                                                                ==============   ==============   ==============   ==============
     Net asset value and redemption price per share             $         9.89               --               --               --
                                                                ==============   ==============   ==============   ==============
     Institutional:
     Net assets                                                 $  131,061,183   $  604,691,001   $  976,152,745   $   62,463,874
                                                                ==============   ==============   ==============   ==============
     Shares outstanding                                             13,264,906       78,805,707       93,979,240        6,268,568
                                                                ==============   ==============   ==============   ==============
     Net asset value and redemption price per share             $         9.88   $         7.67   $        10.39   $         9.96
                                                                ==============   ==============   ==============   ==============
     Investor A:
     Net assets                                                 $    1,456,122   $  172,236,278   $  349,224,922   $    5,892,095
                                                                ==============   ==============   ==============   ==============
     Shares outstanding                                                147,323       22,454,105       33,606,317          592,210
                                                                ==============   ==============   ==============   ==============
     Net asset value and redemption price per share             $         9.88   $         7.67   $        10.39   $         9.95
                                                                ==============   ==============   ==============   ==============
     Investor A1:
     Net assets                                                 $  122,280,627               --               --               --
                                                                ==============   ==============   ==============   ==============
     Shares outstanding                                             12,365,352               --               --               --
                                                                ==============   ==============   ==============   ==============
     Net asset value and redemption price per share             $         9.89               --               --               --
                                                                ==============   ==============   ==============   ==============
     Investor B:
     Net assets                                                 $   14,379,967   $   45,532,659   $  101,260,157               --
                                                                ==============   ==============   ==============   ==============
     Shares outstanding                                              1,455,248        5,938,216        9,752,685               --
                                                                ==============   ==============   ==============   ==============
     Net asset value and redemption price per share             $         9.88   $         7.67   $        10.38               --
                                                                ==============   ==============   ==============   ==============
     Investor C:
     Net assets                                                 $    2,084,448   $    4,541,553   $   41,675,770   $    4,378,198
                                                                ==============   ==============   ==============   ==============
     Shares outstanding                                                210,907          591,473        4,010,092          439,321
                                                                ==============   ==============   ==============   ==============
     Net asset value and redemption price per share             $         9.88   $         7.68   $        10.39   $         9.97
                                                                ==============   ==============   ==============   ==============
     Investor C1:
     Net assets                                                             --   $   51,451,588   $  140,653,008               --
                                                                ==============   ==============   ==============   ==============
     Shares outstanding                                                     --        6,708,401       13,539,590               --
                                                                ==============   ==============   ==============   ==============
     Net asset value and redemption price per share                         --   $         7.67   $        10.39               --
                                                                ==============   ==============   ==============   ==============
               * Identified cost for unaffiliated securities    $  263,931,984   $  934,352,012   $1,677,593,454   $   70,574,514
                                                                ==============   ==============   ==============   ==============
              ** Identified cost for affiliated securities      $    6,603,202   $   24,363,513   $   28,605,978   $    3,408,907
                                                                ==============   ==============   ==============   ==============
              ++ Authorized shares--BlackRock                      150,000,000               --               --               --
                                                                ==============   ==============   ==============   ==============
            ++++ Authorized shares--Institutional                  150,000,000      500,000,000      375,000,000      100,000,000
                                                                ==============   ==============   ==============   ==============
          ++++++ Authorized shares--Investor A                     150,000,000      500,000,000      375,000,000      100,000,000
                                                                ==============   ==============   ==============   ==============
        ++++++++ Authorized shares--Investor A1                    150,000,000               --               --               --
                                                                ==============   ==============   ==============   ==============
      ++++++++++ Authorized shares--Investor B                     150,000,000      375,000,000      375,000,000               --
                                                                ==============   ==============   ==============   ==============
    ++++++++++++ Authorized shares--Investor C                     150,000,000      375,000,000      375,000,000      100,000,000
                                                                ==============   ==============   ==============   ==============
  ++++++++++++++ Authorized shares--Investor C1                             --      375,000,000      375,000,000               --
                                                                ==============   ==============   ==============   ==============
     See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Statements of Operations

                                                                    BlackRock        BlackRock       BlackRock        BlackRock
                                                                    Short-Term       Municipal        National        High Yield
                                                                    Municipal         Insured        Municipal        Municipal
For the Year Ended June 30, 2007                                       Fund             Fund            Fund            Fund*
Investment Income

     Interest                                                   $   10,854,112   $   47,525,276   $   85,527,312   $    2,349,629
     Dividends from affiliates                                         313,945        1,225,484        1,477,049           68,615
                                                                --------------   --------------   --------------   --------------
     Total income                                                   11,168,057       48,750,760       87,004,361        2,418,244
                                                                --------------   --------------   --------------   --------------

Expenses

     Investment advisory fees                                        1,026,166        3,347,299        7,204,982          267,042
     Interest expense and fees                                              --        3,703,919        6,157,425               --
     Service and distribution fees--Investor C1                             --          458,943        1,199,779               --
     Service and distribution fees--Investor B                          62,980          419,919          891,062               --
     Service fees--Investor A                                            1,547          435,341          796,475            4,434
     Transfer agent fees--Institutional                                 65,041          226,781          613,731            2,727
     Accounting services                                               113,979          279,890          444,852           17,606
     Registration fees                                                  46,404           60,719          146,546            7,189
     Transfer agent fees--Investor A                                     2,360           73,540          175,277              526
     Printing and shareholder reports                                   24,230           76,378          121,929            4,467
     Professional fees                                                  37,245           78,786           78,879           34,649
     Service and distribution fees--Investor C                           7,732           16,925          161,017           20,998
     Custodian fees                                                     28,138           52,960           78,500            5,857
     Service fees--Investor A1                                         131,044               --               --               --
     Transfer agent fees--Investor C1                                       --           25,751           85,487               --
     Transfer agent fees--Investor B                                     9,884           28,959           70,953               --
     Pricing services                                                   10,202           21,014           58,530            2,053
     Directors' fees and expenses                                        7,149           18,826           28,628            1,067
     Transfer agent fees--Investor A1                                   52,307               --               --               --
     Service and distribution fees--Class C                             33,491               --               --               --
     Transfer agent fees--Investor C                                     4,804            1,235           17,552              808
     Transfer agent fees--Class C                                        4,094               --               --               --
     Transfer agent fees--BlackRock                                        658               --               --               --
     Offering costs                                                         --               --               --          101,990
     Other                                                              38,960           60,539           78,267           19,608
                                                                --------------   --------------   --------------   --------------
     Total expenses before waiver                                    1,708,415        9,387,724       18,409,871          491,021
     Waiver of expenses                                              (299,590)         (17,578)         (85,262)        (162,702)
                                                                --------------   --------------   --------------   --------------
     Total expenses after waiver                                     1,408,825        9,370,146       18,324,609          328,319
                                                                --------------   --------------   --------------   --------------
     Investment income--net                                          9,759,232       39,380,614       68,679,752        2,089,925
                                                                --------------   --------------   --------------   --------------

Realized & Unrealized Gain (Loss)--Net

     Realized gain (loss) on:
        Investments--net                                           (1,713,793)        1,576,951        9,192,129           15,609
        Financial futures contracts and forward interest rate
        swaps--net                                                          --        (360,072)        (475,176)          146,746
                                                                --------------   --------------   --------------   --------------
     Total realized gain (loss)--net                               (1,713,793)        1,216,879        8,716,953          162,355
                                                                --------------   --------------   --------------   --------------
     Change in unrealized appreciation/depreciation on:
        Investments--net                                             1,804,264        1,426,556      (7,313,633)        (933,274)
        Forward interest rate swaps--net                                    --          290,400               --         (12,232)
                                                                --------------   --------------   --------------   --------------
     Total change in unrealized appreciation/depreciation--net       1,804,264        1,716,956      (7,313,633)        (945,506)
                                                                --------------   --------------   --------------   --------------
     Total realized and unrealized gain (loss)--net                     90,471        2,933,835        1,403,320        (783,151)
                                                                --------------   --------------   --------------   --------------
     Net Increase in Net Assets Resulting from Operations       $    9,849,703   $   42,314,449   $   70,083,072   $    1,306,774
                                                                ==============   ==============   ==============   ==============

         * Fund commenced operations on August 1, 2006.

           See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Statements of Changes in Net Assets                                                           BlackRock Short-Term Municipal Fund

                                                                                                         For the Year Ended
                                                                                                              June 30,
Increase (Decrease) in Net Assets:                                                                      2007             2006
Operations

     Investment income--net                                                                       $    9,759,232   $    9,982,288
     Realized loss--net                                                                              (1,713,793)      (2,592,944)
     Change in unrealized appreciation/depreciation--net                                               1,804,264      (1,927,943)
                                                                                                  --------------   --------------
     Net increase in net assets resulting from operations                                              9,849,703        5,461,401
                                                                                                  --------------   --------------

Dividends to Shareholders

     Investment income--net:
     BlackRock                                                                                         (140,524)               --
     Institutional                                                                                   (4,626,244)      (4,454,151)
     Investor A                                                                                         (19,319)               --
     Investor A1                                                                                     (4,174,606)      (3,080,084)
     Investor B                                                                                        (522,656)        (696,530)
     Investor C                                                                                         (18,188)               --
     Class C                                                                                           (257,695)      (1,751,261)
                                                                                                  --------------   --------------
     Net decrease in net assets resulting from dividends to shareholders                             (9,759,232)      (9,982,026)
                                                                                                  --------------   --------------

Capital Share Transactions

     Net decrease in net assets derived from capital share transactions                             (62,634,810)    (118,737,525)
                                                                                                  --------------   --------------

Net Assets

     Total decrease in net assets                                                                   (62,544,339)    (123,258,150)
     Beginning of year                                                                               336,263,189      459,521,339
                                                                                                  --------------   --------------
     End of year*                                                                                 $  273,718,850   $  336,263,189
                                                                                                  ==============   ==============
         * Undistributed investment income--net                                                   $      484,004   $      484,004
                                                                                                  ==============   ==============

           See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Statements of Changes in Net Assets                                                              BlackRock Municipal Insured Fund

                                                                                                         For the Year Ended
                                                                                                              June 30,
Increase (Decrease) in Net Assets:                                                                      2007             2006
Operations

     Investment income--net                                                                       $   39,380,614   $   42,545,175
     Realized gain--net                                                                                1,216,879        6,736,805
     Change in unrealized appreciation/depreciation--net                                               1,716,956     (43,062,066)
                                                                                                  --------------   --------------
     Net increase in net assets resulting from operations                                             42,314,449        6,219,914
                                                                                                  --------------   --------------

Dividends & Distributions to Shareholders

     Investment income--net:
        Institutional                                                                               (26,786,243)     (29,830,404)
        Investor A                                                                                   (6,958,170)      (7,533,857)
        Investor B                                                                                   (1,954,906)      (2,879,619)
        Investor C                                                                                      (53,001)               --
        Investor C1                                                                                  (1,973,504)      (2,276,067)
     Realized gain--net:
        Institutional                                                                                (3,420,292)      (2,535,229)
        Investor A                                                                                     (945,702)        (682,505)
        Investor B                                                                                     (299,416)        (295,880)
        Investor C                                                                                       (6,273)               --
        Investor C1                                                                                    (312,142)        (235,289)
                                                                                                  --------------   --------------
     Net decrease in net assets resulting from dividends and distributions to shareholders          (42,709,649)     (46,268,850)
                                                                                                  --------------   --------------

Capital Share Transactions

     Net decrease in net assets derived from capital share transactions                             (60,444,977)     (66,044,701)
                                                                                                  --------------   --------------

Net Assets

     Total decrease in net assets                                                                   (60,840,177)    (106,093,637)
     Beginning of year                                                                               939,293,256    1,045,386,893
                                                                                                  --------------   --------------
     End of year*                                                                                 $  878,453,079   $  939,293,256
                                                                                                  ==============   ==============
         * Undistributed investment income--net                                                   $    2,864,565   $    1,209,976
                                                                                                  ==============   ==============

           See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Statements of Changes in Net Assets                                                             BlackRock National Municipal Fund

                                                                                                         For the Year Ended
                                                                                                              June 30,
Increase (Decrease) in Net Assets:                                                                      2007             2006
Operations

     Investment income--net                                                                       $   68,679,752   $   67,217,185
     Realized gain--net                                                                                8,716,953       12,238,185
     Change in unrealized appreciation--net                                                          (7,313,633)     (53,182,340)
                                                                                                  --------------   --------------
     Net increase in net assets resulting from operations                                             70,083,072       26,273,030
                                                                                                  --------------   --------------

Dividends to Shareholders

     Investment income--net:
        Institutional                                                                               (43,499,106)     (43,778,940)
        Investor A                                                                                  (14,096,416)     (11,906,520)
        Investor B                                                                                   (4,665,176)      (6,469,017)
        Investor C                                                                                     (572,654)               --
        Investor C1                                                                                  (5,809,148)      (4,988,554)
                                                                                                  --------------   --------------
     Net decrease in net assets resulting from dividends to shareholders                            (68,642,500)     (67,143,031)
                                                                                                  --------------   --------------

Capital Share Transactions

     Net increase in net assets derived from capital share transactions                              159,104,907       46,489,740
                                                                                                  --------------   --------------

Net Assets

     Total increase in net assets                                                                    160,545,479        5,619,739
     Beginning of year                                                                             1,448,421,123    1,442,801,384
                                                                                                  --------------   --------------
     End of year*                                                                                 $1,608,966,602   $1,448,421,123
                                                                                                  ==============   ==============
         * Undistributed investment income--net                                                   $      984,199   $      946,947
                                                                                                  ==============   ==============

           See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Statement of Changes in Net Assets                                                            BlackRock High Yield Municipal Fund

                                                                                                                 For the Period
                                                                                                                August 1, 2006++
Increase (Decrease) in Net Assets:                                                                              to June 30, 2007
Operations

     Investment income--net                                                                                        $    2,089,925
     Realized gain--net                                                                                                   162,355
     Change in unrealized depreciation--net                                                                             (945,506)
                                                                                                                   --------------
     Net increase in net assets resulting from operations                                                               1,306,774
                                                                                                                   --------------

Dividends & Distributions to Shareholders

     Investment income--net:
        Institutional                                                                                                 (1,933,439)
        Investor A                                                                                                       (73,543)
        Investor C                                                                                                       (82,943)
     Realized gain--net:
        Institutional                                                                                                     (9,444)
        Investor A                                                                                                          (407)
        Investor C                                                                                                          (454)
                                                                                                                   --------------
     Net decrease in net assets resulting from dividends and distributions to shareholders                            (2,100,230)
                                                                                                                   --------------

Capital Share Transactions

     Net increase in net assets derived from capital share transactions                                                73,526,873
                                                                                                                   --------------

Net Assets

     Total increase in net assets                                                                                      72,733,417
     Beginning of period                                                                                                      750
                                                                                                                   --------------
     End of period*                                                                                                $   72,734,167
                                                                                                                   ==============
       * Undistributed investment income--net                                                                      $      103,720
                                                                                                                   ==============

      ++ Commencement of operations.

         See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights                                                                          BlackRock Short-Term Municipal Fund

                                                                                                                   BlackRock

                                                                                                                 For the Period
                                                                                                               October 2, 2006++
The following per share data and ratios have been derived                                                         to June 30,
from information provided in the financial statements.                                                                2007
Per Share Operating Performance

Net asset value, beginning of period                                                                               $         9.93
                                                                                                                   --------------
Investment income--net**                                                                                                      .25
Realized and unrealized loss--net                                                                                           (.04)
                                                                                                                   --------------
Total from investment operations                                                                                              .21
                                                                                                                   --------------
Less dividends from investment income--net                                                                                  (.25)
                                                                                                                   --------------
Net asset value, end of period                                                                                     $         9.89
                                                                                                                   ==============

Total Investment Return

Based on net asset value per share                                                                                       2.09%+++
                                                                                                                   ==============

Ratios to Average Net Assets

Expenses, net of waiver                                                                                                     .35%*
                                                                                                                   ==============
Expenses                                                                                                                    .45%*
                                                                                                                   ==============
Investment income--net                                                                                                     3.34%*
                                                                                                                   ==============

Supplemental Data

Net assets, end of period (in thousands)                                                                           $        2,457
                                                                                                                   ==============
Portfolio turnover                                                                                                           110%
                                                                                                                   ==============

       * Annualized.

      ** Based on average shares outstanding.

      ++ Commencement of operations.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (continued)                                                              BlackRock Short-Term Municipal Fund

                                                                                                                    Investor A

                                                                                                                  For the Period
The following per share data                                         Institutional                                  October 2,
and ratios have been derived                                                                                        2006++ to
from information provided in                                  For the Year Ended June 30,                            June 30,
the financial statements.                               2007         2006         2005         2004         2003       2007
Per Share Operating Performance

Net asset value, beginning of period            $     9.88    $     9.99    $    10.05    $    10.17    $    10.13     $     9.93
                                                ----------    ----------    ----------    ----------    ----------     ----------
Investment income--net***                              .32           .27           .19           .18           .27            .23
Realized and unrealized gain (loss)--net           --+++++         (.11)         (.06)         (.12)           .02          (.05)
                                                ----------    ----------    ----------    ----------    ----------     ----------
Total from investment operations                       .32           .16           .13           .06           .29            .18
                                                ----------    ----------    ----------    ----------    ----------     ----------
Less dividends from investment income--net           (.32)         (.27)         (.19)         (.18)         (.25)          (.23)
                                                ----------    ----------    ----------    ----------    ----------     ----------
Net asset value, end of period                  $     9.88    $     9.88    $     9.99    $    10.05    $    10.17     $     9.88
                                                ==========    ==========    ==========    ==========    ==========     ==========

Total Investment Return**

Based on net asset value per share                   3.32%         1.57%         1.30%          .59%         2.87%       1.79%+++
                                                ==========    ==========    ==========    ==========    ==========     ==========

Ratios to Average Net Assets

Expenses, net of waiver                               .38%          .44%          .43%          .42%          .42%          .61%*
                                                ==========    ==========    ==========    ==========    ==========     ==========
Expenses                                              .48%          .45%          .44%          .43%          .43%         1.06%*
                                                ==========    ==========    ==========    ==========    ==========     ==========
Investment income--net                               3.27%         2.66%         1.88%         1.78%         2.44%         3.12%*
                                                ==========    ==========    ==========    ==========    ==========     ==========

Supplemental Data

Net assets, end of period (in thousands)        $  131,061    $  149,333    $  186,877    $  243,443    $  251,137     $    1,456
                                                ==========    ==========    ==========    ==========    ==========     ==========
Portfolio turnover                                    110%           83%           87%           69%           45%           110%
                                                ==========    ==========    ==========    ==========    ==========     ==========

      * Annualized.

     ** Total investment returns exclude the effects of any sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

  +++++ Amount is less than $.01 per share.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (continued)                                                              BlackRock Short-Term Municipal Fund

The following per
share data and
ratios have been                               Investor A1                                           Investor B
derived from
information provided in                For the Year Ended June 30,                          For the Year Ended June 30,
the financial statements.     2007        2006     2005      2004       2003       2007      2006       2005      2004      2003

Per Share Operating Performance

Net asset value,
beginning of year          $   9.89  $  10.00   $  10.06  $  10.18  $  10.14    $   9.88  $  10.00  $  10.05   $  10.17  $  10.13
                           -------------------------------------------------    -------------------------------------------------
Investment income--net**        .32       .26        .18       .17       .24         .29       .23       .15        .14       .21
Realized and unrealized
gain (loss)--net              (.01)     (.11)      (.06)     (.12)       .04       --+++     (.12)     (.05)      (.12)       .04
                           -------------------------------------------------    -------------------------------------------------
Total from investment
operations                      .31       .15        .12       .05       .28         .29       .11       .10        .02       .25
                           -------------------------------------------------    -------------------------------------------------
Less dividends from
investment income--net        (.31)     (.26)      (.18)     (.17)     (.24)       (.29)     (.23)     (.15)      (.14)     (.21)
                           -------------------------------------------------    -------------------------------------------------
Net asset value,
end of year                $   9.89  $   9.89   $  10.00  $  10.06  $  10.18    $   9.88  $   9.88  $  10.00   $  10.05  $  10.17
                           =================================================    =================================================

Total Investment Return*

Based on net asset
value per share               3.21%     1.47%      1.20%      .50%     2.77%       2.95%     1.11%     1.04%       .24%     2.51%
                           =================================================    =================================================

Ratios to Average Net Assets

Expenses, net of waiver        .48%      .54%       .53%      .52%      .52%        .74%      .80%      .79%       .77%      .78%
                           =================================================    =================================================
Expenses                       .58%      .55%       .54%      .53%      .53%        .85%      .81%      .80%       .78%      .79%
                           =================================================    =================================================
Investment income--net        3.18%     2.55%      1.76%     1.68%     2.31%       2.90%     2.28%     1.50%      1.43%     2.10%
                           =================================================    =================================================

Supplemental Data

Net assets, end of year
(in thousands)             $122,281  $ 99,293   $141,172  $244,741  $248,454    $ 14,380  $ 23,769  $ 38,565   $ 63,135  $ 83,886
                           =================================================    =================================================
Portfolio turnover             110%       83%        87%       69%       45%        110%       83%       87%        69%       45%
                           =================================================    =================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

    +++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (continued)                                                              BlackRock Short-Term Municipal Fund

                                                                                                                   Investor C

                                                                                                                 For the Period
                                                                                                               October 2, 2006++
The following per share data and ratios have been derived                                                         to June 30,
from information provided in the financial statements.                                                                2007
Per Share Operating Performance

Net asset value, beginning of period                                                                               $         9.93
                                                                                                                   --------------
Investment income--net***                                                                                                     .17
Realized and unrealized loss--net                                                                                           (.05)
                                                                                                                   --------------
Total from investment operations                                                                                              .12
                                                                                                                   --------------
Less dividends from investment income--net                                                                                  (.17)
                                                                                                                   --------------
Net asset value, end of period                                                                                     $         9.88
                                                                                                                   ==============

Total Investment Return**

Based on net asset value per share                                                                                       1.23%+++
                                                                                                                   ==============

Ratios to Average Net Assets

Expenses, net of waiver                                                                                                    1.36%*
                                                                                                                   ==============
Expenses                                                                                                                   2.06%*
                                                                                                                   ==============
Investment income--net                                                                                                     2.37%*
                                                                                                                   ==============

Supplemental Data

Net assets, end of period (in thousands)                                                                           $        2,084
                                                                                                                   ==============
Portfolio turnover                                                                                                           110%
                                                                                                                   ==============

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (continued)                                                                 BlackRock Municipal Insured Fund

The following per
share data and
ratios have been                              Institutional                                          Investor A
derived from
information provided in                For the Year Ended June 30,                          For the Year Ended June 30,
the financial statements.     2007        2006     2005      2004       2003       2007      2006       2005      2004      2003

Per Share Operating Performance

Net asset value,
beginning of year          $   7.69  $   8.00   $   7.70  $   8.07  $   7.80    $   7.68  $   8.00  $   7.70   $   8.07  $   7.79
                           -------------------------------------------------    -------------------------------------------------
Investment income--net**        .32       .35        .36       .40       .41         .33       .33       .34        .38       .39
Realized and unrealized
gain (loss)--net                .03     (.28)        .30     (.37)       .27         .01     (.29)       .30      (.37)       .28
                           -------------------------------------------------    -------------------------------------------------
Total from investment
operations                      .35       .07        .66       .03       .68         .34       .04       .64        .01       .67
                           -------------------------------------------------    -------------------------------------------------
Less dividends and
distributions:
  Investment income--net      (.33)     (.35)      (.36)     (.40)     (.41)       (.31)     (.33)     (.34)      (.38)     (.39)
  Realized gain--net          (.04)     (.03)         --        --        --       (.04)     (.03)        --         --        --
                           -------------------------------------------------    -------------------------------------------------
Total dividends and
distributions                 (.37)     (.38)      (.36)     (.40)     (.41)       (.35)     (.36)     (.34)      (.38)     (.39)
                           -------------------------------------------------    -------------------------------------------------
Net asset value,
end of year                $   7.67  $   7.69   $   8.00  $   7.70  $   8.07    $   7.67  $   7.68  $   8.00   $   7.70  $   8.07
                           =================================================    =================================================

Total Investment Return*

Based on net asset value
per share                     4.60%      .82%      8.74%      .35%     8.88%       4.47%      .44%     8.47%       .10%     8.77%
                           =================================================    =================================================

Ratios to Average Net Assets

Expenses, net of waiver
and excluding interest
expense                        .47%      .45%       .46%      .46%      .46%        .72%      .70%      .71%       .71%      .71%
                           =================================================    =================================================
Expenses, net of waiver        .87%      .74%       .63%      .66%      .71%       1.12%      .99%      .88%       .91%      .96%
                           =================================================    =================================================
Expenses                       .87%      .74%       .64%      .67%      .71%       1.13%      .99%      .89%       .91%      .96%
                           =================================================    =================================================
Investment income--net        4.42%     4.40%      4.58%     5.04%     5.13%       4.17%     4.15%     4.33%      4.79%     4.88%
                           =================================================    =================================================

Supplemental Data

Net assets, end of year
(in thousands)             $604,691  $639,687   $707,134  $733,310  $855,757    $172,236  $172,083  $182,216   $183,007  $187,805
                           =================================================    =================================================
Portfolio turnover              36%       41%        47%       44%       33%         36%       41%       47%        44%       33%
                           =================================================    =================================================

      * Total investment returns exclude the effects of any sales charges.

     ** Based on average shares outstanding.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (continued)                                                                 BlackRock Municipal Insured Fund

                                                                                            Investor B

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.             2007          2006          2005         2004           2003
Per Share Operating Performance

Net asset value, beginning of year                            $      7.68   $      7.99   $      7.69   $      8.07   $      7.79
                                                              -----------   -----------   -----------   -----------   -----------
Investment income--net**                                              .29           .29           .30           .34           .35
Realized and unrealized gain (loss)--net                              .01         (.28)           .30         (.38)           .28
                                                              -----------   -----------   -----------   -----------   -----------
Total from investment operations                                      .30           .01           .60         (.04)           .63
                                                              -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                                            (.27)         (.29)         (.30)         (.34)         (.35)
  Realized gain--net                                                (.04)         (.03)            --            --            --
                                                              -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                                   (.31)         (.32)         (.30)         (.34)         (.35)
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of year                                  $      7.67   $      7.68   $      7.99   $      7.69   $      8.07
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                                  3.95%          .05%         7.93%        (.53%)         8.21%
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest expense              1.23%         1.21%         1.21%         1.21%         1.22%
                                                              ===========   ===========   ===========   ===========   ===========
Expenses, net of waiver                                             1.63%         1.50%         1.39%         1.42%         1.47%
                                                              ===========   ===========   ===========   ===========   ===========
Expenses                                                            1.63%         1.50%         1.40%         1.42%         1.47%
                                                              ===========   ===========   ===========   ===========   ===========
Investment income--net                                              3.67%         3.64%         3.83%         4.29%         4.38%
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of year (in thousands)                        $    45,533   $    66,477   $    91,355   $   111,524   $   160,177
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                                    36%           41%           47%           44%           33%
                                                              ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (continued)                                                                 BlackRock Municipal Insured Fund

                                               Investor C

                                             For the Period
                                               October 2,                                  Investor C1
The following per share data and ratios        2006++ to
have been derived from information              June 30,                           For the Year Ended June 30,
provided in the financial statements.             2007             2007          2006          2005          2004          2003
Per Share Operating Performance

Net asset value, beginning of period          $      7.88     $      7.68   $      8.00   $      7.69   $      8.07   $      7.79
                                              -----------     -----------   -----------   -----------   -----------   -----------
Investment income--net***                             .17             .28           .28           .30           .33           .34
Realized and unrealized gain (loss)--net            (.14)             .02         (.29)           .31         (.38)           .28
                                              -----------     -----------   -----------   -----------   -----------   -----------
Total from investment operations                      .03             .30         (.01)           .61         (.05)           .62
                                              -----------     -----------   -----------   -----------   -----------   -----------
Less dividends and distributions:
  Investment income--net                            (.19)           (.27)         (.28)         (.30)         (.33)         (.34)
  Realized gain--net                                (.04)           (.04)         (.03)            --            --            --
                                              -----------     -----------   -----------   -----------   -----------   -----------
Total dividends and distributions                   (.23)           (.31)         (.31)         (.30)         (.33)         (.34)
                                              -----------     -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                $      7.68     $      7.67   $      7.68   $      8.00   $      7.69   $      8.07
                                              ===========     ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                .34%+++           3.90%        (.12%)         8.01%        (.58%)         8.16%
                                              ===========     ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding
interest expense                                   1.51%*           1.28%         1.26%         1.26%         1.26%         1.27%
                                              ===========     ===========   ===========   ===========   ===========   ===========
Expenses, net of waiver                            1.90%*           1.68%         1.55%         1.44%         1.47%         1.52%
                                              ===========     ===========   ===========   ===========   ===========   ===========
Expenses                                           1.90%*           1.68%         1.55%         1.45%         1.47%         1.52%
                                              ===========     ===========   ===========   ===========   ===========   ===========
Investment income--net                             3.37%*           3.63%         3.59%         3.77%         4.23%         4.31%
                                              ===========     ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)      $     4,542     $    51,452   $    61,046   $    64,682   $    61,794   $    66,089
                                              ===========     ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                    36%             36%           41%           47%           44%           33%
                                              ===========     ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (continued)                                                                BlackRock National Municipal Fund

The following per
share data and
ratios have been                              Institutional                                          Investor A
derived from
information provided in                For the Year Ended June 30,                          For the Year Ended June 30,
the financial statements.     2007        2006     2005      2004       2003       2007      2006       2005      2004      2003

Per Share Operating Performance

Net asset value,
beginning of year          $  10.36  $  10.66   $  10.29  $  10.54  $  10.26    $  10.37  $  10.67  $  10.29   $  10.54  $  10.27
                           -------------------------------------------------    -------------------------------------------------
Investment income--net**        .49       .51        .53       .55       .56         .46       .49       .50        .52       .53
Realized and unrealized
gain (loss)--net                .05     (.30)        .37     (.25)       .28         .03     (.30)       .38      (.25)       .27
                           -------------------------------------------------    -------------------------------------------------
Total from investment
operations                      .54       .21        .90       .30       .84         .49       .19       .88        .27       .80
                           -------------------------------------------------    -------------------------------------------------
Less dividends from
investment income--net        (.51)     (.51)      (.53)     (.55)     (.56)       (.47)     (.49)     (.50)      (.52)     (.53)
                           -------------------------------------------------    -------------------------------------------------
Net asset value,
end of year                $  10.39  $  10.36   $  10.66  $  10.29  $  10.54    $  10.39  $  10.37  $  10.67   $  10.29  $  10.54
                           =================================================    =================================================

Total Investment Return*

Based on net asset
value per share               5.06%     2.02%      8.89%     2.88%     8.34%       4.71%     1.77%     8.73%      2.62%     7.98%
                           =================================================    =================================================

Ratios to Average Net Assets

Expenses, net of waiver
and excluding interest
expense                        .59%      .58%       .59%      .60%      .59%        .84%      .83%      .84%       .85%      .84%
                           =================================================    =================================================
Expenses, net of waiver        .99%      .84%       .72%      .70%      .75%       1.24%     1.09%      .97%       .95%     1.00%
                           =================================================    =================================================
Expenses                      1.00%      .85%       .72%      .70%      .75%       1.24%     1.10%      .97%       .95%     1.00%
                           =================================================    =================================================
Investment income--net        4.66%     4.87%      5.02%     5.23%     5.35%       4.43%     4.61%     4.76%      4.97%     5.10%
                           =================================================    =================================================

Supplemental Data

Net assets, end of year
(in thousands)             $976,153  $890,984   $909,125  $907,419  $624,192    $349,225  $283,814  $248,231   $207,376  $200,108
                           =================================================    =================================================
Portfolio turnover              46%       56%        33%       20%       34%         46%       56%       33%        20%       34%
                           =================================================    =================================================

      * Total investment returns exclude the effects of any sales charges.

     ** Based on average shares outstanding.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (continued)                                                                BlackRock National Municipal Fund

                                                                                            Investor B

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.             2007          2006          2005         2004           2003
Per Share Operating Performance

Net asset value, beginning of year                            $     10.36   $     10.66   $     10.28   $     10.53   $     10.26
                                                              -----------   -----------   -----------   -----------   -----------
Investment income--net**                                              .41           .43           .45           .47           .48
Realized and unrealized gain (loss)--net                              .02         (.30)           .38         (.26)           .27
                                                              -----------   -----------   -----------   -----------   -----------
Total from investment operations                                      .43           .13           .83           .21           .75
                                                              -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net                          (.41)         (.43)         (.45)         (.46)         (.48)
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of year                                  $     10.38   $     10.36   $     10.66   $     10.28   $     10.53
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                                  4.18%         1.25%         8.18%         2.10%         7.43%
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest expense              1.34%         1.34%         1.35%         1.35%         1.34%
                                                              ===========   ===========   ===========   ===========   ===========
Expenses, net of waiver                                             1.75%         1.60%         1.48%         1.45%         1.50%
                                                              ===========   ===========   ===========   ===========   ===========
Expenses                                                            1.75%         1.61%         1.48%         1.46%         1.51%
                                                              ===========   ===========   ===========   ===========   ===========
Investment income--net                                              3.92%         4.11%         4.27%         4.47%         4.59%
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of year (in thousands)                        $   101,260   $   134,177   $   177,553   $   217,814   $   321,477
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                                    46%           56%           33%           20%           34%
                                                              ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (continued)                                                                BlackRock National Municipal Fund

                                               Investor C

                                             For the Period
                                               October 2,                                  Investor C1
The following per share data and ratios        2006++ to
have been derived from information              June 30,                           For the Year Ended June 30,
provided in the financial statements.             2007             2007          2006          2005          2004          2003
Per Share Operating Performance

Net asset value, beginning of period          $     10.57     $     10.36   $     10.66   $     10.29   $     10.54   $     10.26
                                              -----------     -----------   -----------   -----------   -----------   -----------
Investment income--net***                             .25             .41           .43           .44           .46           .47
Realized and unrealized gain (loss)--net            (.16)             .04         (.29)           .37         (.25)           .28
                                              -----------     -----------   -----------   -----------   -----------   -----------
Total from investment operations                      .09             .45           .14           .81           .21           .75
                                              -----------     -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net          (.27)           (.42)         (.44)         (.44)         (.46)         (.47)
                                              -----------     -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                $     10.39     $     10.39   $     10.36   $     10.66   $     10.29   $     10.54
                                              ===========     ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               .96%++++           4.23%         1.20%         8.02%         2.05%         7.48%
                                              ===========     ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses, net of waiver and excluding
interest expense                                   1.65%*           1.39%         1.39%         1.40%         1.40%         1.39%
                                              ===========     ===========   ===========   ===========   ===========   ===========
Expenses, net of waiver                            2.05%*           1.80%         1.65%         1.53%         1.50%         1.55%
                                              ===========     ===========   ===========   ===========   ===========   ===========
Expenses                                           2.05%*           1.80%         1.65%         1.53%         1.51%         1.56%
                                              ===========     ===========   ===========   ===========   ===========   ===========
Investment income--net                             3.59%*           3.88%         4.05%         4.20%         4.42%         4.54%
                                              ===========     ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)      $    41,676     $   140,653   $   139,447   $   107,893   $    74,849   $    77,906
                                              ===========     ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                    46%             46%           56%           33%           20%           34%
                                              ===========     ===========   ===========   ===========   ===========   ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

   ++++ Aggregate total investment return.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Financial Highlights (concluded)                                                              BlackRock High Yield Municipal Fund

                                                                                                      For the Period
                                                                                                     August 1, 2006++
The following per share data and ratios have been derived                                            to June 30, 2007
from information provided in the financial statements.                                 Institutional    Investor A    Investor C
Per Share Operating Performance

Net asset value, beginning of period                                                    $     10.00    $     10.00    $     10.00
                                                                                        -----------    -----------    -----------
Investment income--net***                                                                       .39            .32            .30
Realized and unrealized gain (loss)--net                                                      (.03)            .01          (.02)
                                                                                        -----------    -----------    -----------
Total from investment operations                                                                .36            .33            .28
                                                                                        -----------    -----------    -----------
Less dividends and distributions:
  Investment income--net                                                                      (.40)          (.38)          (.31)
  Realized gain--net                                                                        --+++++        --+++++        --+++++
                                                                                        -----------    -----------    -----------
Total dividends and distributions                                                             (.40)          (.38)          (.31)
                                                                                        -----------    -----------    -----------
Net asset value, end of period                                                          $      9.96    $      9.95    $      9.97
                                                                                        ===========    ===========    ===========

Total Investment Return**

Based on net asset value per share                                                         3.59%+++       3.26%+++       2.84%+++
                                                                                        ===========    ===========    ===========

Ratios to Average Net Assets

Expenses, net of waiver                                                                       .62%*          .89%*         1.53%*
                                                                                        ===========    ===========    ===========
Expenses                                                                                      .96%*         1.19%*         1.84%*
                                                                                        ===========    ===========    ===========
Investment income--net                                                                       4.35%*         4.16%*         3.50%*
                                                                                        ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)                                                $    62,464    $     5,892    $     4,378
                                                                                        ===========    ===========    ===========
Portfolio turnover                                                                              16%            16%            16%
                                                                                        ===========    ===========    ===========

      * Annualized.

     ** Total investment returns exclude the effects of sales charges.

    *** Based on average shares outstanding.

     ++ Commencement of operations.

    +++ Aggregate total investment return.

  +++++ Amount is less than $(.01) per share.

        See Notes to Financial Statements.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Municipal Bond Fund, Inc. (consisting of Merrill Lynch Short-Term Portfolio, Merrill Lynch Insured Portfolio, Merrill Lynch National Portfolio and Merrill Lynch High Yield Portfolio) was renamed BlackRock Municipal Bond Fund, Inc. (the "Bond Fund"), consisting of BlackRock Short-Term Municipal Fund, BlackRock Municipal Insured Fund, BlackRock National Municipal Fund and BlackRock High Yield Municipal Fund (the "Funds" or individually as the "Fund"), respectively. The Bond Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. For the BlackRock High Yield Municipal Fund, prior to the commencement of operations on August 1, 2006, the Fund had no operations other than those relating to organizational matters and the issuance of 75 shares of Common Stock of the Fund on July 10, 2006 to Fund Asset Management, L.P. ("FAM") for $750. The Bond Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds offer multiple classes of shares. Effective October 2, 2006, BlackRock Short-Term Municipal Fund's Class A, Class B and Class I Shares were redesignated Investor A1, Investor B and Institutional Shares, respectively. All Class C Shares of the BlackRock Short-Term Municipal Fund converted to Class A (now Investor A1) Shares on August 25, 2006 and are no longer outstanding. BlackRock Municipal Insured Fund's and BlackRock National Municipal Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C1 and Institutional Shares, respectively. BlackRock High Yield Municipal Fund's Class A, Class C and Class I Shares were redesignated Investor A, Investor C and Institutional Shares, respectively. Also, effective October 2, 2006 BlackRock Short-Term Municipal Fund's BlackRock Shares, Investor A Shares and Investor C Shares commenced operations and BlackRock Municipal Insured Fund's and BlackRock National Municipal Fund's Investor C Shares commenced operations. BlackRock and Institutional Shares are sold only to certain eligible investors. Investor A and Investor A1 Shares are sold with a front-end sales charge. Shares of Investor B, Investor C and Investor C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor A1, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B share-holders may vote on certain changes to the Investor A and Investor A1 distribution plan, as applicable). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Bond Fund.





(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Bond Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Bond Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Bond Fund from a pricing service. Effective April 2, 2007, short-term investments are valued at amortized cost, which approximates market value. Prior to April 2, 2007, portfolio securities with remaining maturities of greater than sixty days, for which market quotations were readily available, were valued at market value. As securities transitioned from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value was amortized on a straight-line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Bond Fund.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Funds may engage in various portfolio investment strategies both to increase their returns and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--The Funds may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yields. Upon entering into a contract, the Funds deposit and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward interest rate swaps--The Funds may enter into forward interest rate swaps. In a forward interest rate swap, the Funds and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Funds from the counterparty. When the agreement is closed, the Funds record a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which each Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by each Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust--The BlackRock Municipal Insured Fund and BlackRock National Municipal Fund invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of the fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the fund which made the transfer or to affiliates of the fund. Each of these Funds' transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in each of these Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of each of these Funds. Interest income from the underlying security is recorded by these Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by these Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At June 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:

                                                    Range of
                                                    Interest      Underlying
                                                    Rates on       Municipal
                              Liability for    the Liability           Bonds
                                      Trust        for Trust     Transferred
                               Certificates     Certificates         to TOBs

BlackRock Municipal                                  3.77% -
  Insured Fund                 $109,775,745            3.83%    $219,405,078
BlackRock National                                   3.74% -
  Municipal Fund               $151,796,404            3.85%    $306,597,108



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect these Funds' net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is the Bond Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual Funds in the Bond Fund on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Bond Fund.

(i) Insurance--BlackRock Municipal Insured Fund: Where bonds in the Fund have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

(j) Offering costs--BlackRock Municipal High Yield Fund: Offering costs are amortized over a 12-month period beginning with the commencement of operations of the Fund.

(k) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time, its impact on the Funds' financial statements has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standard
No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Funds' financial statements, if any, has not been determined.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


(l) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:


BlackRock Municipal Insured Fund

$157 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $201 was reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to distributions paid in excess of taxable income and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.


BlackRock National Municipal Fund

$11,890,944 has been reclassified between paid-in capital in excess of par and accumulated realized net capital losses as a result of a permanent difference attributable to expired capital loss carryforwards. This reclassification has no effect on net assets or net asset values per share.


BlackRock High Yield Municipal Fund

$103,720 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including FAM, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of each of the Funds (other than BlackRock High Yield Municipal Fund, which was approved by FAM as the sole shareholder on July 7, 2007), approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The new Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006 and was revised on October 27, 2006 (except for BlackRock High Yield Municipal Fund). Prior to September 29, 2006, FAM was the Funds' manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Funds have also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of each Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Bond Fund. For such services, the Manager receives at the end of each month a fee with respect to each Fund at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.

                                             Rate of Advisory Fee

                                  BlackRock        BlackRock       BlackRock
Aggregate of Average             Short-Term        Municipal        National
Daily Net Assets of the           Municipal          Insured       Municipal
Three Combined Funds                   Fund             Fund            Fund

Not exceeding $250 million             .40 %           .40 %           .50 %
In excess of $250 million but
   not exceeding $400 million          .375%           .375%           .475%
In excess of $400 million but
   not exceeding $550 million          .35 %           .375%           .475%
In excess of $550 million but
   not exceeding $1.5 billion          .325%           .375%           .475%
In excess of $1.5 billion              .325%           .35 %           .475%


For the period September 29, 2006 to October 27, 2006, a different and lower fee schedule was in effect for BlackRock Municipal Insured Fund and BlackRock National Municipal Fund.

The BlackRock High Yield Municipal Fund's rates are as follows: .55% of the Fund's average daily net assets not exceeding $250 million; .525% of average daily net assets in excess of $250 million but not exceeding $500 million; and ..50% of average daily net assets in excess of $500 million. In addition, for the BlackRock High Yield Municipal Fund, the Manager has voluntarily agreed to waive a portion of the management fee. The amount of waiver is determined monthly and can be discontinued at any time. For the period August 1, 2006 to June 30, 2007, the amount of the management fee the Fund paid ranged from .20% to .35% of average daily net assets. For the period August 1, 2006 to September 29, 2006, FAM earned fees of $31,960, of which $26,149 was waived. For the period September 30, 2006 to June 30, 2007, the Manager earned fees of $235,082, of which $132,929 was waived.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


For the BlackRock Short-Term Municipal Fund effective October 16, 2006, the Manager has contractually agreed to waive expenses in order to limit expenses as a percentage of average daily net assets allocated to each class as follows: .35% for BlackRock Shares, .45% for Institutional Shares and .80% for Investor A Shares, until February 1, 2007. In addition to this contractual waiver, the Manager has voluntarily agreed to waive fees or expenses in order to limit expenses as follows: .35% for Institutional Shares, .60% for Investor A Shares, .45% for Investor A1 Shares, .70% for Investor B Shares and 1.35% for Investor C Shares. For the year ended June 30, 2007, the Manager earned fees of $1,026,166, of which $281,131 was waived.

In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides to each Fund, a monthly fee that is a percentage of the management fee paid by each Fund to the Manager.

The Manager (and previously FAM) has agreed to waive its advisory fee for each Fund by the amount of advisory fee each Fund pays to the Manager (and previously FAM) indirectly through each Fund's investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the year ended June 30, 2007, the waivers were as follows:

                                        For the Period       For the Period
                                       July 1, 2006 to   September 30, 2006
                                    September 29, 2006     to June 30, 2007
                                                Waived            Waived by
                                               by FAM*          the Manager

BlackRock Short-Term
  Municipal Fund                              $  8,247             $ 10,212
BlackRock Municipal
  Insured Fund                                $  3,580             $ 13,998
BlackRock National
  Municipal Fund                              $ 20,279             $ 64,983
BlackRock High Yield
  Municipal Fund                              $    758             $  2,866

 * BlackRock High Yield Municipal Fund commenced operations on
   August 1, 2006.


Pursuant to the Distribution Plans adopted by the Bond Fund on behalf of the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                        Service Fees

                     BlackRock      BlackRock      BlackRock      BlackRock
                    Short-Term      Municipal       National     High Yield
                     Municipal        Insured      Municipal      Municipal
                          Fund           Fund           Fund           Fund

Investor A                .25%           .25%           .25%           .25%
Investor A1               .10%             --             --             --
Investor B                .15%           .25%           .25%             --
Investor C                .25%           .25%           .25%           .25%
Investor C1                 --           .25%           .25%             --



                                       Distribution Fees

                     BlackRock      BlackRock      BlackRock      BlackRock
                    Short-Term      Municipal       National     High Yield
                     Municipal        Insured      Municipal      Municipal
                          Fund           Fund           Fund           Fund

Investor B                .20%           .50%           .50%             --
Investor C                .75%           .75%           .75%           .75%
Investor C1                 --           .55%           .55%             --


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, provide shareholder servicing and distribution services to the Bond Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders. The ongoing distribution fee compensates each Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Investor C1 shareholders.

For the year ended June 30, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Institutional, Investor A and Investor A1 Shares as follows:



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


                     BlackRock      BlackRock      BlackRock      BlackRock
                    Short-Term      Municipal       National     High Yield
                     Municipal        Insured      Municipal      Municipal
                          Fund           Fund           Fund           Fund

Institutional Shares:
  FAMD                      --        $   750       $    337             --
  MLPF&S                    --        $   750       $    337             --
Investor A Shares:
  FAMD                  $1,073        $ 6,909       $ 40,470        $ 2,424
  MLPF&S                $8,240        $75,664       $437,598        $25,546
  BDI                       --        $ 2,154       $    740             --
Investor A1 Shares:
  FAMD                  $  217             --             --             --
  MLPF&S                $3,200             --             --             --


For the year ended June 30, 2007, MLPF&S received contingent deferred sales charges relating to Investor B, Investor C and Investor C1 Shares as follows:


                                   Investor B     Investor C    Investor C1

 BlackRock Short-Term
  Municipal Fund                      $10,823         $  305             --
BlackRock Municipal
  Insured Fund                        $35,903         $  111        $   955
BlackRock National
  Municipal Fund                      $50,965         $9,259        $17,026
BlackRock High Yield
  Municipal Fund                           --         $  641             --


In addition, BDI received contingent deferred sales charges relating to Investor B and Investor C1 Shares as follows:

                                                  Investor B    Investor C1

BlackRock Municipal
  Insured Fund                                            --         $  661
BlackRock National
  Municipal Fund                                          $5             --


Furthermore, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:

                                                  Investor A    Investor A1

BlackRock Short-Term
  Municipal Fund                                          --         $3,722
BlackRock Municipal
  Insured Fund                                       $   740             --
BlackRock National
  Municipal Fund                                     $17,107             --
BlackRock High Yield
  Municipal Fund                                     $   875             --


The Manager maintains a call center, which is responsible for providing certain shareholder services to the Bond Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of fund shares.

During the period September 30, 2006 to June 30, 2007, the following amounts have been accrued by each Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

                                      Call Center Fees

                     BlackRock      BlackRock      BlackRock      BlackRock
                    Short-Term      Municipal       National     High Yield
                     Municipal        Insured      Municipal      Municipal
                          Fund           Fund           Fund           Fund

Institutional          $ 1,895        $12,542        $36,268        $12,959
Investor A                  --        $ 2,514        $ 3,852        $   773
Investor A1            $ 1,021             --             --             --
Investor B             $   322        $ 1,160        $ 2,266             --
Investor C                  --             --             --        $   819
Investor C1                 --        $   789        $ 1,840             --


For the year ended June 30, 2007, each Fund reimbursed FAM and the Manager for certain accounting services. The reimbursements were as follows:


                                      For the Period         For the Period
                                        July 1, 2006     September 30, 2006
                                    to September 29,            to June 30,
                                     2006 Reimbursed        2007 Reimbursed
                                             to FAM*         to the Manager

BlackRock Short-Term
  Municipal Fund                              $1,722                $ 4,304
BlackRock Municipal
  Insured Fund                                $5,362                $13,108
BlackRock National
  Municipal Fund                              $8,749                $22,558
BlackRock High Yield
  Municipal Fund                              $  169                $   811

 * BlackRock High Yield Municipal Fund commenced operations on
   August 1, 2006.


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became each Fund's transfer agent. Prior to September 29, 2006, each Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Bond Fund were officers and/or directors of MLIM, FAM, FAMD, FDS, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Bond Fund are officers and/or directors of BlackRock, Inc. or its affiliates.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2007 were as follows:

                                               Purchases              Sales

BlackRock Short-Term
  Municipal Fund                            $285,719,979       $327,640,415
BlackRock Municipal
  Insured Fund                              $364,487,540       $409,119,250
BlackRock National
  Municipal Fund                            $882,412,150       $757,408,261
BlackRock High Yield
  Municipal Fund                            $ 77,254,912       $  8,375,064


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the years ended June 30, 2007 and June 30, 2006 were as follows:


                                            For the Year       For the Year
                                          Ended June 30,     Ended June 30,
                                                   2007*               2006

BlackRock Short-Term
  Municipal Fund                          $ (62,634,810)     $(118,737,525)
BlackRock Municipal
  Insured Fund                            $ (60,444,977)     $ (66,044,701)
BlackRock National
  Municipal Fund                          $  159,104,907     $   46,489,740
BlackRock High Yield
  Municipal Fund                          $   73,526,873                 --

 * BlackRock High Yield Municipal Fund commenced operations on
   August 1, 2006.


Transactions in capital shares for each class were as follows:


BlackRock Short-Term Municipal Fund

BlackRock Shares for the
Period October 2, 2006*                                              Dollar
to June 30, 2007                                  Shares             Amount

Shares sold                                        2,874    $        28,519
Shares issued resulting from
   reorganization                              1,094,165         10,856,031
Shares issued to shareholders in
   reinvestment of dividends                      13,277            131,697
                                          --------------    ---------------
Total issued                                   1,110,316         11,016,247
Shares redeemed                                (861,862)        (8,542,264)
                                          --------------    ---------------
Net increase                                     248,454    $     2,473,983
                                          ==============    ===============

 * Commencement of operations.



Institutional Shares for the Year                                    Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                    2,062,719    $    20,427,498
Shares issued resulting from
   reorganization                                721,266          7,153,239
Shares issued to shareholders in
   reinvestment of dividends                     247,581          2,449,491
                                          --------------    ---------------
Total issued                                   3,031,566         30,030,228
Shares redeemed                              (4,877,444)       (48,321,661)
                                          --------------    ---------------
Net decrease                                 (1,845,878)    $  (18,291,433)
                                          ==============    ===============



Institutional Shares for the Year                                    Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                    1,502,926    $    14,921,923
Shares issued to shareholders in
   reinvestment of dividends                     260,966          2,590,922
                                          --------------    ---------------
Total issued                                   1,763,892         17,512,845
Shares redeemed                              (5,351,695)       (53,153,601)
                                          --------------    ---------------
Net decrease                                 (3,587,803)    $  (35,640,756)
                                          ==============    ===============



Investor A Shares for the
Period October 2, 2006*                                              Dollar
to June 30, 2007                                  Shares             Amount

Shares sold                                      185,469    $     1,838,827
Shares issued resulting from
   reorganization                                  2,042             20,254
Shares issued to shareholders in
   reinvestment of dividends                       1,586             15,703
                                          --------------    ---------------
Total issued                                     189,097          1,874,784
Shares redeemed                                 (41,774)          (414,043)
                                          --------------    ---------------
Net increase                                     147,323    $     1,460,741
                                          ==============    ===============
 * Commencement of operations.



Investor A1 Shares for the Year                                      Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                      637,356    $     6,322,744
Shares issued resulting from conversion
   of Class C                                  6,091,469         60,465,669
Automatic conversion of shares                    41,150            407,926
Shares issued to shareholders in
   reinvestment of dividends                     226,609          2,247,647
                                          --------------    ---------------
Total issued                                   6,996,584         69,443,986
Shares redeemed                              (4,669,705)       (46,309,628)
                                          --------------    ---------------
Net increase                                   2,326,879    $    23,134,358
                                          ==============    ===============



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


Investor A1 Shares for the Year                                      Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                      821,123    $     8,169,499
Automatic conversion of shares                   145,897          1,206,454
Shares issued to shareholders in
   reinvestment of dividends                     121,345          1,449,949
                                          --------------    ---------------
Total issued                                   1,088,365         10,825,902
Shares redeemed                              (5,163,012)       (51,318,356)
                                          --------------    ---------------
Net decrease                                 (4,074,647)    $  (40,492,454)
                                          ==============    ===============



Investor B Shares for the Year                                       Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                       37,626    $       372,718
Shares issued to shareholders in
   reinvestment of dividends                      33,215            329,149
                                          --------------    ---------------
Total issued                                      70,841            701,867
                                          --------------    ---------------
Automatic conversion of shares                  (41,162)          (407,926)
Shares redeemed                                (979,358)        (9,708,676)
                                          --------------    ---------------
Total redeemed                               (1,020,520)       (10,116,602)
                                          --------------    ---------------
Net decrease                                   (949,679)    $   (9,414,735)
                                          ==============    ===============



Investor B Shares for the Year                                       Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                       38,884    $       386,427
Shares issued to shareholders in
   reinvestment of dividends                      44,426            441,220
                                          --------------    ---------------
Total issued                                      83,310            827,647
                                          --------------    ---------------
Automatic conversion of shares                 (121,450)        (1,206,454)
Shares redeemed                              (1,415,324)       (14,064,507)
                                          --------------    ---------------
Total redeemed                               (1,536,774)       (15,270,961)
                                          --------------    ---------------
Net decrease                                 (1,453,464)    $  (14,443,314)
                                          ==============    ===============



Investor C Shares for the
Period October 2, 2006*                                              Dollar
to June 30, 2007                                  Shares             Amount

Shares sold                                      231,602    $     2,295,349
Shares issued to shareholders in
   reinvestment of dividends                       1,443             14,283
                                          --------------    ---------------
Total issued                                     233,045          2,309,632
Shares redeemed                                 (22,138)          (219,427)
                                          --------------    ---------------
Net increase                                     210,907    $     2,090,205
                                          ==============    ===============
 * Commencement of operations.



Class C Shares for the
Period July 1, 2006                                                  Dollar
to August 25, 2006*                               Shares             Amount

Shares sold                                       62,189    $       613,069
Shares issued to shareholders in
   reinvestment of dividends                      18,853            185,978
                                          --------------    ---------------
Total issued                                      81,042            799,047
                                          --------------    ---------------
Shares redeemed                                (448,474)        (4,421,307)
Shares redeemed resulting from conversion
   to Investor A1                            (6,122,405)       (60,465,669)
                                          --------------    ---------------
Total redeemed                               (6,570,879)       (64,886,976)
                                          --------------    ---------------
Net decrease                                 (6,489,837)    $  (64,087,929)
                                          ==============    ===============

 * On August 25, 2006, Class C was converted to Class A
   (Investor A1).



Class C Shares for the Year                                          Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                      611,352    $     6,048,208
Shares issued to shareholders in
   reinvestment of dividends                     115,698          1,143,935
                                          --------------    ---------------
Total issued                                     727,050          7,192,143
Shares redeemed                              (3,572,643)       (35,353,144)
                                          --------------    ---------------
Net decrease                                 (2,845,593)    $  (28,161,001)
                                          ==============    ===============



BlackRock Municipal Insured Fund

Institutional Shares for the Year                                    Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                    1,615,547    $    12,595,757
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                               1,793,351         14,025,199
                                          --------------    ---------------
Total issued                                   3,408,898         26,620,956
Shares redeemed                              (7,836,614)       (61,267,411)
                                          --------------    ---------------
Net decrease                                 (4,427,716)    $  (34,646,455)
                                          ==============    ===============



Institutional Shares for the Year                                    Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                    1,459,336    $    11,434,123
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                               1,775,119         13,924,940
                                          --------------    ---------------
Total issued                                   3,234,455         25,359,063
Shares redeemed                              (8,382,862)       (65,699,941)
                                          --------------    ---------------
Net decrease                                 (5,148,407)    $  (40,340,878)
                                          ==============    ===============



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


Investor A Shares for the Year                                       Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                    2,509,751    $    19,609,272
Automatic conversion of shares                   200,919          1,560,842
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 511,923          4,001,861
                                          --------------    ---------------
Total issued                                   3,222,593         25,171,975
Shares redeemed                              (3,167,212)       (24,734,287)
                                          --------------    ---------------
Net increase                                      55,381    $       437,688
                                          ==============    ===============



Investor A Shares for the Year                                       Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                    1,348,298    $    10,584,431
Automatic conversion of shares                   981,047          7,688,689
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 509,243          3,992,856
                                          --------------    ---------------
Total issued                                   2,838,588         22,265,976
Shares redeemed                              (3,222,764)       (25,174,807)
                                          --------------    ---------------
Net decrease                                   (384,176)    $   (2,908,831)
                                          ==============    ===============



Investor B Shares for the Year                                       Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                       70,027    $       547,519
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 127,963          1,000,612
                                          --------------    ---------------
Total issued                                     197,990          1,548,131
                                          --------------    ---------------
Automatic conversion of shares                 (200,919)        (1,560,842)
Shares redeemed                              (2,714,992)       (21,186,228)
                                          --------------    ---------------
Total redeemed                               (2,915,911)       (22,747,070)
                                          --------------    ---------------
Net decrease                                 (2,717,921)    $  (21,198,939)
                                          ==============    ===============



Investor B Shares for the Year                                       Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                      236,379    $     1,852,684
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 174,687          1,370,101
                                          --------------    ---------------
Total issued                                     411,066          3,222,785
                                          --------------    ---------------
Automatic conversion of shares                 (981,283)        (7,688,689)
Shares redeemed                              (2,200,222)       (17,243,259)
                                          --------------    ---------------
Total redeemed                               (3,181,505)       (24,931,948)
                                          --------------    ---------------
Net decrease                                 (2,770,439)    $  (21,709,163)
                                          ==============    ===============



Investor C Shares for the
Period October 2, 2006* to                                           Dollar
June 30, 2007                                     Shares             Amount

Shares sold                                      595,100    $     4,659,402
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                   4,158             32,362
                                          --------------    ---------------
Total issued                                     599,258          4,691,764
Shares redeemed                                  (7,785)           (61,282)
                                          --------------    ---------------
Net increase                                     591,473    $     4,630,482
                                          ==============    ===============
 * Commencement of operations.



Investor C1 Shares for the Year                                      Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                      252,508    $     1,971,349
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 150,681          1,178,188
                                          --------------    ---------------
Total issued                                     403,189          3,149,537
Shares redeemed                              (1,641,491)       (12,817,290)
                                          --------------    ---------------
Net decrease                                 (1,238,302)    $   (9,667,753)
                                          ==============    ===============



Investor C1 Shares for the Year                                      Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                    1,343,228    $    10,538,215
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                 162,002          1,270,193
                                          --------------    ---------------
Total issued                                   1,505,230         11,808,408
Shares redeemed                              (1,646,563)       (12,894,237)
                                          --------------    ---------------
Net decrease                                   (141,333)    $   (1,085,829)
                                          ==============    ===============



BlackRock National Municipal Fund

Institutional Shares for the Year                                    Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                   13,585,783    $   142,980,852
Shares issued to shareholders in
   reinvestment of dividends                   2,842,429         29,937,810
                                          --------------    ---------------
Total issued                                  16,428,212        172,918,662
Shares redeemed                              (8,439,693)       (88,795,553)
                                          --------------    ---------------
Net increase                                   7,988,519    $    84,123,109
                                          ==============    ===============



Institutional Shares for the Year                                    Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                    5,928,015    $    62,151,396
Shares issued to shareholders in
   reinvestment of dividends                   2,713,665         28,501,117
                                          --------------    ---------------
Total issued                                   8,641,680         90,652,513
Shares redeemed                              (7,929,485)       (83,222,555)
                                          --------------    ---------------
Net increase                                     712,195    $     7,429,958
                                          ==============    ===============



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


Investor A Shares for the Year                                       Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                   10,184,912    $   107,187,461
Automatic conversion of shares                   262,676          2,748,322
Shares issued to shareholders in
   reinvestment of dividends                     716,831          7,552,056
                                          --------------    ---------------
Total issued                                  11,164,419        117,487,839
Shares redeemed                              (4,936,616)       (51,956,483)
                                          --------------    ---------------
Net increase                                   6,227,803    $    65,531,356
                                          ==============    ===============



Investor A Shares for the Year                                       Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                    5,809,040    $    60,821,050
Automatic conversion of shares                 1,794,525         18,842,536
Shares issued to shareholders in
   reinvestment of dividends                     547,471          5,750,522
                                          --------------    ---------------
Total issued                                   8,151,036         85,414,108
Shares redeemed                              (4,046,647)       (42,487,976)
                                          --------------    ---------------
Net increase                                   4,104,389    $    42,926,132
                                          ==============    ===============



Investor B Shares for the Year                                       Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                      638,307    $     6,734,106
Shares issued to shareholders in
   reinvestment of dividends                     200,896          2,114,751
                                          --------------    ---------------
Total issued                                     839,203          8,848,857
                                          --------------    ---------------
Automatic conversion of shares                 (262,928)        (2,748,322)
Shares redeemed                              (3,778,461)       (39,770,275)
                                          --------------    ---------------
Total redeemed                               (4,041,389)       (42,518,597)
                                          --------------    ---------------
Net decrease                                 (3,202,186)    $  (33,669,740)
                                          ==============    ===============



Investor B Shares for the Year                                       Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                      738,406    $     7,749,159
Shares issued to shareholders in
   reinvestment of dividends                     254,982          2,677,936
                                          --------------    ---------------
Total issued                                     993,388         10,427,095
                                          --------------    ---------------
Automatic conversion of shares               (1,796,012)       (18,842,536)
Shares redeemed                              (2,903,855)       (30,484,753)
                                          --------------    ---------------
Total redeemed                               (4,699,867)       (49,327,289)
                                          --------------    ---------------
Net decrease                                 (3,706,479)    $  (38,900,194)
                                          ==============    ===============



Investor C Shares for the
Period October 2, 2006* to                                           Dollar
June 30, 2007                                     Shares             Amount

Shares sold                                    4,176,661    $    44,069,366
Shares issued to shareholders in
   reinvestment of dividends                      35,768            375,990
                                          --------------    ---------------
Total issued                                   4,212,429         44,445,356
Shares redeemed                                (202,337)        (2,132,581)
                                          --------------    ---------------
Net increase                                   4,010,092     $   42,312,775
                                          ==============    ===============
 * Commencement of operations.



Investor C1 Shares for the Year                                      Dollar
Ended June 30, 2007                               Shares             Amount

Shares sold                                    2,120,136    $    22,245,747
Shares issued to shareholders in
   reinvestment of dividends                     371,250          3,911,253
                                          --------------    ---------------
Total issued                                   2,491,386         26,157,000
Shares redeemed                              (2,408,164)       (25,349,593)
                                          --------------    ---------------
Net increase                                      83,222    $       807,407
                                          ==============    ===============



Investor C1 Shares for the Year                                      Dollar
Ended June 30, 2006                               Shares             Amount

Shares sold                                    4,865,773    $    51,061,570
Shares issued to shareholders in
   reinvestment of dividends                     296,743          3,115,813
                                          --------------    ---------------
Total issued                                   5,162,516         54,177,383
Shares redeemed                              (1,825,533)       (19,143,539)
                                          --------------    ---------------
Net increase                                   3,336,983    $    35,033,844
                                          ==============    ===============



BlackRock High Yield Municipal Fund

Institutional Shares for the
Period August 1, 2006*                                               Dollar
to June 30, 2007                                  Shares             Amount

Shares sold                                    6,785,278    $    68,322,908
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                   2,198             22,293
                                          --------------    ---------------
Total issued                                   6,787,476         68,345,201
Shares redeemed                                (518,933)        (5,228,829)
                                          --------------    ---------------
Net increase                                   6,268,543    $    63,116,372
                                          ==============    ===============

 * Prior to August 1, 2006 (commencement of operations), the Fund issued 25 shares to FAM for $250.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (continued)


Investor A Shares for the
Period August 1, 2006*                                               Dollar
to June 30, 2007                                  Shares             Amount

Shares sold                                      691,133    $     6,961,080
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                   3,655             36,897
                                          --------------    ---------------
Total issued                                     694,788          6,997,977
Shares redeemed                                (102,603)        (1,035,823)
                                          --------------    ---------------
Net increase                                     592,185    $     5,962,154
                                          ==============    ===============

 * Prior to August 1, 2006 (commencement of operations), the Fund issued 25 shares to FAM for $250.



Investor C Shares for the
Period August 1, 2006* to                                            Dollar
June 30, 2007                                     Shares             Amount

Shares sold                                      456,486    $     4,621,438
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                                   5,243             53,125
                                          --------------    ---------------
Total issued                                     461,729          4,674,563
Shares redeemed                                 (22,433)          (226,216)
                                          --------------    ---------------
Net increase                                     439,296    $     4,448,347
                                          ==============    ===============

 * Prior to August 1, 2006 (commencement of operations), the Fund issued 25 shares to FAM for $250.


5. Short-Term Borrowings:
The Bond Fund, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Bond Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Bond Fund may borrow up to the maximum amount allowable under the Bond Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Bond Fund pays a commitment fee of .06% per annum based on the Bond Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Bond Fund did not borrow under the credit agreement during the year ended June 30, 2007.



6. Distributions to Shareholders:

BlackRock Short-Term Municipal Fund

The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:

                                               6/30/2007          6/30/2006

Distributions paid from:
   Tax-exempt income                      $    9,759,232    $     9,982,026
                                          --------------    ---------------
Total distributions                       $    9,759,232    $     9,982,026
                                          ==============    ===============

As of June 30, 2007, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                        $       484,004
Undistributed long-term capital gains--net                               --
                                                            ---------------
Total undistributed earnings--net                                   484,004
Capital loss carryforward                                      (9,187,219)*
Unrealized losses--net                                          (847,300)**
                                                            ---------------
Total accumulated losses--net                               $   (9,550,515)
                                                            ===============

 * On June 30, 2007, the Fund had a net capital loss carryforward of $9,187,219, of which $119,413 expires in 2008, $426,094 expires in 2009, $32,641 expires in 2011, $331,374 expires in 2012,
   $1,178,808 expires in 2013, $4,110,940 expires in 2014 and
   $2,987,949 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October capital losses for tax purposes.



BlackRock Municipal Insured Fund

The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:

                                               6/30/2007          6/30/2006

Distributions paid from:
   Tax-exempt income                      $   37,725,824    $    42,519,947
   Ordinary income                                46,235                 --
   Net long-term capital gain                  4,937,590          3,748,903
                                          --------------    ---------------
Total distributions                       $   42,709,649    $    46,268,850
                                          ==============    ===============


As of June 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                        $     1,071,111
Undistributed long-term capital gains--net                               --
                                                            ---------------
Total undistributed earnings--net                                 1,071,111
Capital loss carryforward                                                --
Unrealized gains--net                                            24,677,624
                                                            ---------------
Total accumulated earnings--net                             $    25,748,735
                                                            ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes, the tax deferral of losses on the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the tax deferral of losses on straddles, and the difference between book and tax treatment of residual interests in tender option bond trusts.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Notes to Financial Statements (concluded)


BlackRock National Municipal Fund

The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:

                                               6/30/2007          6/30/2006

Distributions paid from:
   Tax-exempt income                      $   68,642,500    $    67,143,031
                                          --------------    ---------------
Total distributions                       $   68,642,500    $    67,143,031
                                          ==============    ===============


As of June 30, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                        $       914,699
Undistributed long-term capital gains--net                               --
                                                            ---------------
Total undistributed earnings--net                                   914,699
Capital loss carryforward                                     (26,847,836)*
Unrealized gains--net                                          37,031,021**
                                                            ---------------
Total accumulated earnings--net                             $    11,097,884
                                                            ===============

 * On June 30, 2007, the Fund had a net capital loss carryforward of $26,847,836, of which $23,869,173 expires in 2009, $444,566 expires in 2010, $942,957 expires in 2011 and $1,591,140 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the tax deferral of losses on straddles and the difference between the book and tax treatment of residual interests in tender option bond trusts.


BlackRock High Yield Municipal Fund

The tax character of distributions paid during the period August 1, 2006 to June 30, 2007 was as follows:

                                                             For the Period
                                                           August 1, 2006++
                                                           to June 30, 2007
Distributions paid from:
   Tax-exempt income                                        $     2,089,925
   Ordinary income                                                   10,305
                                                            ---------------
Total distributions                                         $     2,100,230
                                                            ===============

 ++ Commencement of operations.


As of June 30, 2007, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income--net                        $       103,720
Undistributed ordinary income--net                                  130,480
Undistributed long-term capital gains--net                           21,570
                                                            ---------------
Total undistributed earnings--net                                   255,770
Capital loss carryforward                                                --
Unrealized losses--net                                            (945,506)
                                                            ---------------
Total accumulated losses--net                               $     (689,736)
                                                            ===============


As of June 30, 2007, there were no significant differences between the book and tax components of net assets.


7. Acquisition of BlackRock UltraShort Municipal Portfolio, a portfolio of BlackRock Funds:
On October 16, 2006, BlackRock Short-Term Municipal Fund of the Bond Fund (the "Fund") acquired all of the net assets of BlackRock Ultra Short Municipal Portfolio ("Ultra Short"), pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 722,400 shares of common stock of Ultra Short for 1,817,473 shares of the Fund. Ultra Short's net assets on that date of $18,029,524, including $130,270 of accumulated net realized losses and $28,132 of net unrealized depreciation were combined with those of the Fund.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Municipal Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Short-Term Municipal Bond Fund, BlackRock Municipal Insured Fund and BlackRock National Municipal Fund (formerly Short-Term Portfolio, Insured Portfolio and National Portfolio, respectively), three of the portfolios constituting BlackRock Municipal Bond Fund, Inc. (the "Bond Fund") (formerly Merrill Lynch Municipal Bond Fund, Inc.), as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield Municipal Fund, one of the portfolios constituting the Bond Fund, as of June 30, 2007, and the related statement of operations, statement of changes in net assets and financial highlights for the period August 1, 2006 (commencement of operations) through June 30, 2007. These financial statements and financial highlights are the responsibility of the Bond Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Bond Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Bond Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of BlackRock Short-Term Municipal Bond Fund, BlackRock Municipal Insured Fund, and BlackRock National Municipal Fund, each a portfolio of BlackRock Municipal Bond Fund, Inc., as of June 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, and the financial position of BlackRock High Yield Municipal Fund, one of the portfolios constituting BlackRock Municipal Bond Fund, Inc., as of June 30, 2007, the results of its operations, the changes in its net assets and its financial highlights for the period August 1, 2006 through June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

August 27, 2007



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Officers and Directors


                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director        Director
Interested Director


Robert C. Doll, Jr.*    Fund         2005 to   Vice Chairman and Director of BlackRock, Inc.,    121 Funds       None
P.O. Box 9011           President    present   Global Chief Investment Officer for Equities,     161 Portfolios
Princeton,              and                    Chairman of the BlackRock Retail Operating
NJ 08543-9011           Director               Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President
                                               of the funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof
                                               from 2001 to 2006; President of MLIM and
                                               Fund Asset Management, L.P. ("FAM") from
                                               2001 to 2006; Co-Head (Americas Region)
                                               thereof from 2000 to 2001 and Senior Vice
                                               President from 1999 to 2001; President and
                                               Director of Princeton Services, Inc. ("Princeton
                                               Services") and President of Princeton
                                               Administrators, L.P. ("Princeton Administrators")
                                               from 2001 to 2006; Chief Investment Officer
                                               of OppenheimerFunds, Inc. in 1999 and Executive
                                               Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.




Independent Directors*


Ronald W. Forbes**      Director     1997 to   Professor Emeritus of Finance, School of          46 Funds        None
P.O. Box 9095                        present   Business, State University of New York at         48 Portfolios
Princeton,                                     Albany since 2000 and Professor thereof
NJ 08543-9095                                  from 1989 to 2000; International Consultant,
Age: 66                                        Urban Institute, Washington D.C. from 1995
                                               to 1999.


Cynthia A. Montgomery   Director     1994 to   Professor, Harvard Business School since          46 Funds        Newell
P.O. Box 9095                        present   1989; Associate Professor, J.L. Kellogg           48 Portfolios   Rubbermaid, Inc.
Princeton,                                     Graduate School of Management, Northwestern                       (manufacturing)
NJ 08543-9095                                  University from 1985 to 1989; Associate
Age: 54                                        Professor, Graduate School of Business
                                               Administration, University of Michigan
                                               from 1979 to 1985; Director, Harvard
                                               Business School Publishing since 2005;
                                               Director, McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to   Self-employed consultant since 2001;              46 Funds        None
P.O. Box 9095                        present   Counsel of Alliance Capital Management            48 Portfolios
Princeton,                                     (investment adviser) in 2000; General
NJ 08543-9095                                  Counsel, Director and Secretary of Sanford
Age: 61                                        C. Bernstein & Co., Inc. (investment
                                               adviser/broker-dealer) from 1997 to
                                               2000; Secretary, Sanford C. Bernstein Fund,
                                               Inc. from 1994 to 2000; Director and Secretary
                                               of SCB, Inc. since 1998; Director and Secretary
                                               of SCB Partners, Inc. since 2000; and Director
                                               of Covenant House from 2001 to 2004.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Officers and Directors (concluded)


                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director        Director
Independent Directors* (concluded)


Roscoe S. Suddarth      Director     2000 to   President, Middle East Institute, from            46 Funds        None
P.O. Box 9095                        present   1995 to 2001; Foreign Service Officer,            48 Portfolios
Princeton,                                     United States Foreign Service, from 1961
NJ 08543-9095                                  to 1995 and Career Minister from 1989 to
Age: 71                                        1995; Deputy Inspector General, U.S.
                                               Department of State, from 1991 to 1994;
                                               U.S. Ambassador to the Hashemite Kingdom
                                               of Jordan from 1987 to 1990.


Richard R. West         Director     1981 to   Professor of Finance from 1984 to 1995,           46 Funds        Bowne & Co.,
P.O. Box 9095                        present   Dean from 1984 to 1993 and since 1995             48 Portfolios   Inc. (financial
Princeton,                                     Dean Emeritus of New York University's                            printers);
NJ 08543-9095                                  Leonard N. Stern School of Business                               Vornado Realty
Age: 69                                        Administration.                                                   Trust (real
                                                                                                                 estate
                                                                                                                 company);
                                                                                                                 Alexander's, Inc.
                                                                                                                 (real estate
                                                                                                                 company)


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton,              and          and       in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
NJ 08543-9011           Treasurer    1999 to   thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
Age: 47                              present


Karen Clark             Fund Chief   2007 to   Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011           Compliance   present   BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton,              Officer                Principal and Senior Compliance Officer, State Street Global Advisors, from 2001
NJ 08543-9011                                  to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001;
Age: 42                                        and Branch Chief, Division of Investment Management and Office of Compliance
                                               Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.


Alice A. Pellegrino     Secretary    2004 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present   2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                     MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                  Princeton Services from 2004 to 2006.
Age: 47


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Bond Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Bond Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Bond Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Bond Fund at (800) 441-7762.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Bond Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Bond Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Bond Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended
June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Bond Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are avail-able on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330. The Bond Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.



Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK MUNICIPAL BOND FUND, INC.                               JUNE 30, 2007


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           BlackRock Municipal Insured Fund
           (a) Audit Fees -         Fiscal Year Ended June 30, 2007 - $56,450
                                    Fiscal Year Ended June 30, 2006 - $31,600

           (b) Audit-Related Fees - Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended June 30, 2007 - $6,100
                                    Fiscal Year Ended June 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           BlackRock National Municipal Fund
           (a) Audit Fees -         Fiscal Year Ended June 30, 2007 - $56,450
                                    Fiscal Year Ended June 30, 2006 - $31,600

           (b) Audit-Related Fees - Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended June 30, 2007 - $6,100
                                    Fiscal Year Ended June 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           BlackRock Short-Term Municipal Fund
           (a) Audit Fees -         Fiscal Year Ended June 30, 2007 - $27,500
                                    Fiscal Year Ended June 30, 2006 - $27,500

           (b) Audit-Related Fees - Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $15,400

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ended June 30, 2007 - $6,100
                                    Fiscal Year Ended June 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           BlackRock High Yield Municipal Fund
           (a) Audit Fees -         Fiscal Year Ended June 30, 2007 - $37,600
                                    Fiscal Year Ended June 30, 2006 - N/A

           (b) Audit-Related Fees - Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - N/A

           (c) Tax Fees -           Fiscal Year Ended June 30, 2007 - $6,100
                                    Fiscal Year Ended June 30, 2006 - N/A

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - N/A

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) BlackRock Municipal Insured Fund
               Fiscal Year Ended June 30, 2007 - $2,967,000
               Fiscal Year Ended June 30, 2006 - $2,815,800

               BlackRock National Municipal Fund
               Fiscal Year Ended June 30, 2007 - $2,967,000
               Fiscal Year Ended June 30, 2006 - $2,815,800

               BlackRock Short-Term Municipal Fund
               Fiscal Year Ended June 30, 2007 - $2,967,000
               Fiscal Year Ended June 30, 2006 - $2,831,200

               BlackRock High Yield Municipal Fund
               Fiscal Year Ended June 30, 2007 - $2,967,000
               Fiscal Year Ended June 30, 2006 - $2,809,800

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,735,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Municipal Bond Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Municipal Bond Fund, Inc.


Date: August 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Municipal Bond Fund, Inc.


Date: August 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Municipal Bond Fund, Inc.


Date: August 20, 2007